As filed with the Securities and Exchange Commission on August 26, 2014

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.  ☐

Post-Effective Amendment No. ☐

Harvest Capital Credit Corporation

(Exact name of registrant as specified in charter)

767 Third Avenue, 25th Floor

New York, NY 10017

(212) 906-3500

(Address and telephone number,

including area code, of principal executive offices)

Richard P. Buckanavage

President and Chief Executive Officer

Harvest Capital Credit Corporation

767 Third Avenue, 25th Floor

New York, NY 10017

(Name and address of agent for service)

COPIES TO:

Harry S. Pangas, Esq.

Sutherland Asbill & Brennan LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001

Tel: (202) 383-0100

Fax: (202) 637-3593

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share(2)(3)
Preferred Stock, $0.001 par value per share(2)
Subscription Rights(2)
Warrants(4)
Debt Securities(5)
Total		$100,000,000(6)	$12,880
(1)

Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by Registrant in connection with the sale of the securities registered under this Registration Statement.

(2)

Subject to note 6 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of the Registrant’s common stock as may be sold, from time to time.

(3)

Includes such indeterminate number of shares of the Registrant’s common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(4)

Subject to note 6 below, there is being registered hereunder an indeterminate number of the Registrant’s warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities of the Registrant.

(5)

Subject to note 6 below, there is being registered hereunder an indeterminate number of debt securities of the Registrant as may be sold, from time to time. If any debt securities of the Registrant are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $100,000,000.

(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $100,000,000.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 26, 2014

PROSPECTUS

$100,000,000

Harvest Capital Credit Corporation

Common Stock

Preferred Stock

Subscription Rights

Warrants

Debt Securities

We may offer, from time to time in one or more offerings, up to $100,000,000 of our common stock, preferred stock, debt securities, subscription rights, or warrants to purchase common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission, or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or “BDC,” under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments in privately-held U.S. small to mid-sized companies. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which is often referred to as “junk.” We are an “emerging growth company” under the federal securities laws and are subject to reduced public company reporting requirements.

On August 22, 2014, the last reported sale price of our common stock on the NASDAQ Capital Market was $13.79. We are required to determine the net asset value per share of our common stock on a quarterly basis. On June 30, 2014, our net asset value per share was $14.52.

Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 13 of this prospectus.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering.

This prospectus, and the accompanying prospectus supplement, contain important information you should know before investing in our common stock. Please read this prospectus and the accompanying prospectus supplement before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information is also available free of charge by contacting us at 767 Third Avenue, 25th Floor, New York, New York 10017, Attention: Investor Relations, or by calling us collect at (212) 906-3500 or on our website at http://www.harvestcapitalcredit.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus or the accompanying prospectus supplement.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is                           , 2014

TABLE OF CONTENTS

ABOUT THIS PROSPECTUS	ii
PROSPECTUS SUMMARY	1
THE OFFERING	5
FEES AND EXPENSES	9
SELECTED FINANCIAL AND OTHER DATA	12
RISK FACTORS	13
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	31
USE OF PROCEEDS	33
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS	34
RATIO OF EARNINGS TO FIXED CHARGES	36
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	37
SENIOR SECURITIES	44
BUSINESS	45
PORTFOLIO COMPANIES	54
MANAGEMENT	58
PORTFOLIO MANAGEMENT	65
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT	67
ADMINISTRATION AGREEMENT	74
LICENSE AGREEMENT	74
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	75
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	77
DETERMINATION OF NET ASSET VALUE	79
DIVIDEND REINVESTMENT PLAN	81
DESCRIPTION OF OUR SECURITIES	82
DESCRIPTION OF OUR CAPITAL STOCK	82
DESCRIPTION OF OUR PREFERRED STOCK	85
DESCRIPTION OF OUR SUBSCRIPTION RIGHTS	86
DESCRIPTION OF OUR WARRANTS	87
DESCRIPTION OF OUR DEBT SECURITIES	89
MATERIAL FEDERAL INCOME TAX CONSIDERATIONS	102
REGULATION	109
PLAN OF DISTRIBUTION	114
CUSTODIAN, TRANSFER AGENT, DISTRIBUTION PAYING AGENT AND REGISTRAR	116
BROKERAGE ALLOCATION AND OTHER PRACTICES	116
LEGAL MATTERS	116
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	116
PRIVACY NOTICE	116
AVAILABLE INFORMATION	116
INDEX TO FINANCIAL STATEMENTS	F-1

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or “SEC,” using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $100,000,000 of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Risk Factors” and “Available Information” before you make an investment decision.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers. Our financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled “Risk Factors” before making a decision to invest in our securities.

We commenced operations on September 6, 2011, as Harvest Capital Credit LLC, a Delaware limited liability company. Effective as of May 2, 2013, Harvest Capital Credit LLC merged with and into Harvest Capital Credit Corporation, a Delaware corporation. In this prospectus, unless otherwise noted, the following terms have the meanings specified below:

●

“we,” “us,” “our,” and the “Company” refer to Harvest Capital Credit LLC, or “HCC LLC,” for the period prior to the merger date and Harvest Capital Credit Corporation for the period on and after the merger date;

●

“investment adviser” and “HCAP Advisors” refer to HCAP Advisors LLC, our investment adviser and a majority owned subsidiary of JMP Group, Inc., for the period on and after the merger date, and for the period prior to the merger date, the "investment adviser" refers to Harvest Capital Strategies LLC, which is an affiliate of HCAP Advisors and previously employed all of the investment professionals of HCAP Advisors that were responsible for managing the investment activities of Harvest Capital Credit LLC on behalf of Harvest Capital Strategies LLC, a wholly owned subsidiary of JMP Group Inc;

●	“administrator” or “JMP Credit Advisors” refer to JMP Credit Advisors LLC, our administrator and a wholly owned subsidiary of JMP Group Inc.; and

●	“JMP Group” refers, collectively, to the activities and operations of JMP Group Inc. and its wholly- and majority- owned subsidiaries, including JMP Group LLC;

●

“Credit Facility” refers to the Loan and Security Agreement, dated as of October 29, 2013, as amended, by and among the Company, CapitalSource Bank, as agent and a lender, and each of the other lenders from time to time party thereto, including City National Bank;and

●	“JMP Facility” refers to the Loan Agreement, dated as of April 24, 2011, as amended, with JMP Group LLC, which agreement was terminated effective October 29, 2013.

Harvest Capital Credit Corporation

We are an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the 1940 Act. We provide customized financing solutions to small to mid-sized companies. We generally target companies with annual revenues of less than $100 million and annual EBITDA (earnings before interest, taxes, depreciation and amortization) of less than $15 million.

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments in privately-held U.S. small to mid-sized companies. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which is often referred to as “junk.” Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. While our primary investment focus is on making loans to, and selected equity investments in, privately-held U.S. small to mid-sized companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. In addition, we may also invest in debt and equity securities issued by collateralized loan obligation funds.

To meet our investment objective, we seek to:

●

capitalize on our investment adviser’s strong relationships with financial intermediaries, entrepreneurs, financial sponsors, management teams, small and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other investment referral sources throughout the U.S.;

●	benefit from the resources and relationships of JMP Group, Inc., which is an affiliate of ours;

●

focus on transactions involving small to mid-sized companies, which we believe offer higher yielding investment opportunities, lower leverage levels than larger borrowers and other terms more favorable than transactions involving larger companies;

●	employ disciplined underwriting policies and rigorous portfolio-management practices;

●	structure our investments to minimize risk of principal loss and achieve attractive risk-adjusted returns; and

●	leverage the skills and experience of our investment adviser.

As a business development company, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to continue to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation—Senior Securities.” We intend to elect to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code, or “Code,” commencing with our taxable year ending December 31, 2013. See “Material Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income and asset diversification requirements.

Since we commenced investment operations in September 2011, and through June 30, 2014, we have originated $127.0 million of investments in 37 portfolio companies primarily in directly originated transactions and have had 10 investment payoffs and sales totaling $29.4 million. As of June 30, 2014, we had $90.5 million (at fair value) invested in 27 companies. As of June 30, 2014, our portfolio included approximately 46.7% of senior secured term loans, 47.9% of junior secured term loans, 1.7% of equity investments, 2.7% of CLO equity investments and 1.0% of a royalty security at fair value. We completed 2013 with $70.6 million (at fair value) invested in 21 companies. As of December 31, 2013, our portfolio included approximately 35.6% of senior secured term loans, 61.7% of junior secured term loans, 1.6% of equity investments and 1.1% of a royalty security at fair value. For the years ended December 31, 2013, and 2012, our loan portfolio had a dollar-weighted average annualized yield of approximately 16.6% and 17.6%, respectively, including amortization of deferred debt origination fees and original issue discount.

Our Investment Adviser

Our investment adviser’s investment team is led by two partners, Richard P. Buckanavage and Ryan T. Magee, who have an average of approximately 17 years of investment experience, and is supported by a team of investment professionals from JMP Credit Advisors and JMP Group. We expect that our investment adviser will hire additional investment professionals, as necessary. In addition, our investment adviser expects to draw upon JMP Group’s over 10-year history in the investment management business and to benefit from the JMP Group investment professionals’ significant capital markets, trading and research expertise developed through investments in different industries and over numerous companies in the United States.

Prior to joining our investment adviser, Mr. Buckanavage, who is also our President and Chief Executive Officer, co-founded and served in executive roles at Patriot Capital Funding, Inc., a publicly-traded business development company, from 2003 to 2009, where he helped deploy over $520 million in investments to over 50 small and mid-sized companies throughout the U.S. Mr. Magee worked as a senior investment professional at Patriot Capital Funding with Mr. Buckanavage for five years. Throughout their careers as investors in private companies, Messrs. Buckanavage and Magee have gained significant experience in all aspects of finance, including transaction sourcing, credit analysis, transaction structuring, due diligence and portfolio management.

In addition, our investment adviser has an investment committee that is responsible for approving all key investment decisions that are made by our investment adviser on our behalf. The members of the investment committee are Messrs. Buckanavage and Magee, as well as Joseph A. Jolson, the Chairman of our board of directors and the Chairman and Chief Executive Officer of JMP Group Inc.; Carter D. Mack, the President of JMP Group Inc.; and Bryan B. Hamm, the President of JMP Credit Advisors. The members of our investment committee have an average of 22 years of investment experience and collectively currently manage or oversee approximately $1.2 billion of assets, including alternative assets such as long-short equity hedge funds, middle-market lending, private equity, and collateralized loan obligation funds. All key investment decisions made by our investment adviser on our behalf require approval from three of the five members of the investment committee and must include the approval of both Messrs. Jolson and Buckanavage.

Market Opportunity

We believe that a large and attractive market for subordinated and senior debt and equity investments in small to mid-sized companies exists, in part, because it is underserved by traditional sources of credit. In addition, we believe that this attractive investment environment will persist over the foreseeable future due to the lingering effects of the recent credit-market dislocation. We believe the credit crisis that began in 2007 and the subsequent exit from the small to mid-sized company lending market of traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds, has resulted in an increase in opportunities for alternative funding sources. In addition, we believe that there continues to be less competition in our market from those traditional sources of credit and an increased opportunity for attractive risk-adjusted returns. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis. We believe that the limited amount of capital available to small to mid-sized companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. We believe these factors will continue to provide us with opportunities to grow and deliver attractive risk-adjusted returns to our stockholders.

Our Business Strategy

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments. We plan to accomplish our investment objective by targeting investments in small and mid-sized U.S. private companies with annual revenues of less than $100 million and EBITDA (earnings before interest, taxes, depreciation and amortization) of less than $15 million. We believe that transactions involving companies of this size offer higher yielding investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies.

We have adopted the following business strategy to achieve our investment objective:

Capitalize on our investment adviser’s extensive relationships with small to mid-sized companies, private equity sponsors and other intermediaries. Our investment adviser maintains extensive relationships with financial intermediaries, entrepreneurs, financial sponsors, management teams, small and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital throughout the U.S., which we expect will produce attractive investment opportunities for us. Our investment adviser has been the sole or lead originator in a majority of our completed investment transactions. Our investment adviser will also benefit from the resources and relationships of JMP Group, which maintains offices in San Francisco, CA; New York, NY; Chicago, IL; Atlanta, GA; Boston, MA; and Minneapolis, MN.

Leverage the skills of our experienced investment adviser. The principals of our investment adviser have an average of approximately 17 years of experience advising, investing in and lending to small and mid-sized companies and have been active participants in the primary leveraged credit markets. Throughout their careers, they have navigated various economic cycles as well as several market disruptions. We believe this experience and understanding allows them to select and structure better investments for us and to efficiently monitor and provide managerial assistance to our portfolio companies.

Apply disciplined underwriting policies. Lending to small to mid-sized private companies requires in-depth due diligence and credit underwriting expertise, which the principals of our investment adviser have gained throughout their extensive careers. Our investment adviser has implemented disciplined and consistent underwriting policies in every transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team, operating discipline, growth potential and industry considerations. We have adopted a guideline that we will generally refrain from investing more than 15% of our portfolio in any single industry sector.

Maintain rigorous portfolio management. The principals of our investment adviser have significant investing and board-level experience with small to mid-sized companies, and as a result, we expect that our investment adviser will be a value-added partner to, and remain in close contact with, our portfolio companies. After investing in a company, our investment adviser will monitor each investment closely, typically receiving monthly, quarterly and annual financial statements, meeting face-to-face with our portfolio companies at least twice annually, as well as frequent informal communication with portfolio companies. In addition, all of our portfolio company investments contain financial covenants, and we obtain compliance certificates relating to those covenants quarterly from our portfolio companies. We believe that our investment adviser’s initial and ongoing portfolio review process will allow it to effectively monitor the performance and prospects of our portfolio companies.

“Enterprise value” lending. We and our investment adviser take an enterprise value approach to the loan structuring and underwriting process. “Enterprise value” is the value that a portfolio company’s most recent investors place on the portfolio company or “enterprise.” The equity value of the enterprise is determined by multiplying (x) the number of shares of common stock of the portfolio company outstanding on the date of calculation, on a fully diluted basis (assuming the conversion of all outstanding convertible securities and the exercise of all outstanding options and warrants), by (y) the price per share paid by the most recent purchasers of equity securities of the portfolio company. We generally secure a subordinated lien and, to a lesser extent, senior secured lien position against the enterprise value of a portfolio company and generally our exposure is less than 65% of the enterprise value and we obtain pricing enhancements in the form of warrants and other fees that build long-term asset appreciation in our portfolio. “Enterprise value” lending requires an in-depth understanding of the companies and markets served. We believe the experience that our investment adviser possesses gives us enhanced capabilities in making these qualitative “enterprise value” evaluations, which we believe can produce a high quality loan portfolio with enhanced returns for our stockholders.

Opportunity for enhanced returns. To enhance our loan portfolio returns, in addition to receiving interest, we often obtain warrants to purchase the equity of our portfolio companies, as additional consideration for making loans. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies allows us to participate in the equity appreciation of our portfolio companies, which we expect will enable us to generate higher returns for our investors. We may also make a direct equity investment in a portfolio company in conjunction with an investment in a loan, which may provide us with additional equity upside in our investment. Furthermore, we seek to enhance our loan portfolio returns by obtaining ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities.

Corporate Information

Our principal executive offices are located at 767 Third Avenue, 25th Floor, New York, New York 10017, and our telephone number is (212) 906-3500. We maintain a website at http://www.harvestcapitalcredit.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Recent Developments

On July 7, 2014, the Company received a full repayment at par, plus a 3% prepayment fee, on its $4.5 million debt investment in the junior secured term loan of Arsloane Acquisition LLC (dba Pitney Bowes).

On July 7, 2014, the Company made a $7.0 million investment in the junior secured term loan of Novitex Acquisition, LLC (formerly known as Arsloane Acquisition LLC).

On July 8, 2014, the Company sold its $2.0 million debt investment in Sybil Finance B.V. (Avast Software) at a price of 100.125% of par.

On July 23, 2014, the Company increased its debt investment in one of its existing portfolio companies, WBL SPE II, LLC, by $1.0 million.

On August 5, 2014, the Company received a full repayment at par, plus a 3% prepayment fee, on its $3.9 million debt investment of Pawn Plus, Inc.

THE OFFERING

We may offer, from time to time, up to $100,000,000 of our securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock.

Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities directly or through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

Use of Proceeds

We plan to use the net proceeds of this offering to make new investments in portfolio companies in accordance with our investment objective and strategies as described in this prospectus and for general working capital purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”

NASDAQ Capital Market Symbol	“HCAP”

Investment Advisory and Management Agreement

HCAP Advisors serves as our investment adviser pursuant to an investment advisory and management agreement. We pay HCAP Advisors a fee for the services it provides under that agreement. The fee consists of two components: a base management fee and an incentive fee.

The base management fee is calculated based on our gross assets (which includes assets acquired with the use of leverage and excludes cash and cash equivalents) at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion. The base management fee is payable quarterly in arrears.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our pre-incentive fee net investment income that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a catch-up provision measured at the end of each fiscal quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it is easier for our investment adviser to surpass the hurdle rate and receive an incentive fee based on net investment income. The second part is calculated and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and equals 20% of our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the 11 preceding quarters. As a result, the total return requirement acts to defer our obligation to pay our investment adviser an incentive fee to the extent that we have generated cumulative net decreases in assets resulting from operations over the trailing 12 quarters due to unrealized or realized net losses on our investments and even in the event that our pre-incentive fee net investment income exceeds the hurdle rate. See “Investment Advisory and Management Agreement.”

Our investment adviser agreed to waive its incentive fee from the period beginning with our initial public offering through March 31, 2014, to the extent required to support a minimum annual dividend yield of 9% (paid on a monthly basis) based on our initial public offering price per share of $15.00.

Administration Agreement

JMP Credit Advisors serves as our administrator pursuant to an administration agreement. We reimburse our administrator, JMP Credit Advisors, for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including the compensation of our chief financial officer and chief compliance officer, and their staff. See “Administration Agreement.”

Distributions

We intend to pay monthly distributions to our stockholders out of assets legally available for distribution. The monthly distributions, if any, will be determined by our board of directors. The distributions we pay to our stockholders in a year may exceed our taxable income for that year, and accordingly, a portion of such distributions may constitute a return of capital for federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Price Range of Common Stock and Distributions.”

Taxation

We intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually to our stockholders at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Material Federal Income Tax Considerations”.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan for our stockholders. It is an “opt out” dividend reinvestment plan. As a result, if we declare cash distributions, each stockholder’s cash distributions will be automatically reinvested in additional shares of our common stock unless they specifically “opt out” of our dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal income tax consequences as if they received their distributions in cash. See “Dividend Reinvestment Plan.”

Trading at a Discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our common stock may trade at a discount to our net asset value per share is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at, or below net asset value.

License Agreement

We have entered into a royalty-free license agreement with Harvest Capital Strategies, LLC, pursuant to which it has agreed to grant us a non-exclusive license to use the name “Harvest.” See “License Agreement”.

Leverage

We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest and therefore, indirectly, increases the risks associated with investing in shares of our common stock. See “Risk Factors.”

Anti-Takeover Provisions

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.” In addition, our board of directors is divided into three classes, with the term of one class expiring at each annual meeting of stockholders. This structure is intended to provide us with a greater likelihood of continuity of management. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures we have adopted. See “Description of Our Capital Stock.”

Available Information

We are required to file annual, quarterly, and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, or the “Exchange Act.” This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, District of Columbia 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017, by telephone at (212) 906-3500, or on our website at http://www.harvestcapitalcredit.com. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

Risk Factors

An investment in our securities is subject to risks. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see “Risk Factors” beginning on page 13 of this prospectus to read about factors you should consider before deciding to invest in our securities.

●	We have a limited history operating as a business development company and as a RIC, and HCAP Advisors has limited experience managing a business development company or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

●	We are dependent upon our investment adviser’s key personnel for our future success.

●

Our business model depends to a significant extent upon strong referral relationships of the principals of our investment adviser, and their inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

●	Our financial condition and results of operations depend on our ability to manage our business and our future growth effectively.

●	There may be significant potential conflicts of interest in the future which could impact our investment returns.

●	Our incentive fee may induce our investment adviser to pursue speculative investments.

●	The involvement of our investment adviser’s investment professionals in our valuation process may create conflicts of interest.

●	Regulations governing our operations will affect our ability to raise, and the method for raising, additional capital, which may expose us to risks.

●	Because we borrow money in connection with our investment activities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

●	Changes in interest rates may affect our cost of capital and net investment income.

●

We will be subject to corporate-level income tax and may default under our Credit Facility if we are unable to qualify for or maintain our qualification as a regulated investment company under Subchapter M of the Code or do not satisfy the annual distribution requirement.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with each offering of our securities pursuant to this prospectus. As a result, investors are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understanding the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” or the “Company,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	--%	(1)
Offering expenses (as a percentage of offering price)	--%	(2)
Dividend reinvestment plan fees	--%	(3)
Total stockholder transaction expenses (as a percentage of offering price)	--%	(4)
Annual expenses (as a percentage of net assets attributable to common stock)(5):
Base management fees	2.06%	(6)
Incentive fees payable under the investment advisory and management agreement	2.35%	(7)
Interest payments on borrowed funds	3.34%	(8)
Other expenses	2.01%	(9)
Total annual expenses	9.76%	(10)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)

In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)	The “net assets attributable to common stock” used to calculate the percentages in this table is our net assets of $89,865,048 at June 30, 2014.

(6)

Our base management fee under the investment advisory and management agreement is based on our gross assets, which includes assets acquired using leverage and excludes cash and cash equivalents. In particular, the base management fee will be calculated at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion. For purposes of this table, we estimated the amount of our base management fee by multiplying our gross assets other than cash and cash equivalents as of June 30, 2014, which were $92.5 million, by 2.0%. The percentage in the table is higher than 2.0% because it reflects the base management fee amount as a percentage of our net assets attributable to common stock (instead of our gross assets).

(7)

The incentive fee payable in this example above is based on annualizing actual amounts earned on our “pre-incentive fee net investment income” for the six months ended June 30, 2014, and assumes the capital gains incentive fees payable at the end of the 2014 calendar year based on the amount that would be paid by us if we ceased operations on June 30, 2014 and liquidated our investments at the June 30, 2014 valuation.

The incentive fee consists of two parts:

The first part, which is payable quarterly in arrears, equals 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 2% quarterly (8% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.50% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the 11 preceding quarters. As a result, the total return requirement acts to defer our obligation to pay our investment adviser an incentive fee to the extent that we have generated cumulative net decreases in assets resulting from operations over the trailing 12 quarters due to unrealized or realized net losses on our investments and even in the event that our pre-incentive fee net investment income exceeds the hurdle rate.

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” if any, which equals our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date).

We record an expense accrual relating to the second part of the incentive fee payable by us to our investment adviser when the unrealized gains on our investments exceed all realized capital losses on our investments given the fact that a capital gains incentive fee would be owed to the investment adviser if we were to liquidate our investment portfolio at such time. The actual incentive fee payable to our investment adviser related to capital gains are determined and payable in arrears at the end of each fiscal year and include only realized capital gains for the period.

Our investment adviser agreed to waive its incentive fee from the period beginning with our initial public offering through March 31, 2014, to the extent required to support a minimum annual dividend yield of 9% (paid on a monthly basis) based on our initial public offering price per share of $15.00.

(8)

“Interest payments on borrowed funds” represent our estimated annual interest payments based on the actual interest rate terms under our Credit Facility assuming that 38% of our portfolio is financed with debt. As of June 30, 2014, we had $3.6 million outstanding under the Credit Facility, with capacity, as of such date, to borrow up to an aggregate of $55 million, and for the six months ended June 30, 2014, our interest expense was $0.4 million, which included unused line fees and the amortization of deferred finance costs. The amount of leverage that we employ at any particular time will depend on, among other things, our board of directors' assessment of market and other factors at the time of any proposed borrowing.

(9)

“Other expenses” are based on estimated amounts for the current fiscal year. These expenses include certain expenses allocated to the Company under the investment advisory agreement, including travel expenses incurred by our investment adviser's personnel in connection with investigating and monitoring our investments, such as investment due diligence.

(10)

“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets attributable to common stock (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to common stock is that our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$84	$253	$421	$842

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income incentive fee under our investment advisory agreement is unlikely to be significant assuming a 5% annual return, the example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of a capital gains incentive fee under our investment advisory agreement. The incentive fee under the investment advisory agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the greater of (a) the current net asset value per share of our common stock and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL AND OTHER DATA

Harvest Capital Credit LLC is considered to be our predecessor for accounting purposes, and as such, its financial statements are our historical financial statements. Accordingly, the selected financial and other data below for the periods prior to our initial public offering in May 2013 are in reference to the historical financial statements of Harvest Capital Credit LLC.

The following selected financial and other data as of and for the period from September 6, 2011 (Commencement of Operations) through December 31, 2011, and as of and for the years ended December 31, 2012, and December 31, 2013, is derived from our financial statements, which have been audited. The selected financial data as of June 30, 2014, and June 30, 2013, and for the six months ending June 30, 2014, and June 30, 2013, have been derived from unaudited financial data, but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the six months ended June 30, 2014, are not necessarily indicative of the results that may be expected for the year ending December 31, 2014. The financial information and other data below should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	As of and for the Six Months Ended		As of and for the Year Ended		As of December 31, 2011 and for September 6, 2011 (commencement of operations) through
	June 30, 2014 (unaudited)	June 30, 2013 (unaudited)	December 31, 2013	December 31, 2012	December 31, 2011

Statement of Operations Data:
Interest income	$6,554,239	$3,844,017	$8,759,968	$4,100,001	$229,767
Other income	-	-	-	40,000	-
Net investment income (loss)	3,879,388	2,027,798	5,831,370	1,705,855	(177,758)
Net change in unrealized appreciation (depreciation) on investments	752,975	459,128	(1,709,209)	1,981,004	(23,399)
Net increase (decrease) in net assets resulting from operations	4,635,480	2,486,926	4,122,161	3,686,859	(201,157)
Other Data:
Dollar-weighted average annualized yield	15.4%	17.5%	16.6%	17.6%	15.0%
Number of portfolio companies at period end	27	13	21	13	3

Per Share:
Earnings (losses) per common unit (basic) (1)	$0.75	$0.92	$0.93	$4.26	$(1.04)
Earnings (losses) per common unit (diluted) (1)	$0.75	$0.91	$0.93	$4.26	$(1.04)
Net investment income (loss) per unit (basic) (1)	$0.63	$0.75	$1.32	$1.97	$(0.92)
Net investment income (loss) per unit (diluted) (1)	$0.63	$0.75	$1.32	$1.97	$(0.92)
Dividends declared per common unit (basic)	$0.68	$1.90	$2.58	$1.24	$0.375
Statement of Asset and Liabilities Data:
Gross investments	$90,538,074	$44,921,200	$70,552,476	$41,511,317	$7,692,100
Cash and cash equivalents	2,894,784	45,976,245	18,984,162	7,639,801	2,756,475
Total assets	95,395,108	91,661,513	91,345,251	49,745,038	10,837,612
Borrowings	3,555,928	-	-	28,226,666	4,686,666
Total liabilities	5,530,060	1,267,683	2,490,765	29,777,936	5,079,149
Mezzanine equity	-	-	-	160,775	50,400
Total Net assets	89,865,048	90,393,830	88,854,486	19,806,327	5,708,063

(1)	The shares outstanding and per share amounts for all periods prior to May 2013 have been adjusted for the conversion rate of 0.9913 shares for each unit.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, subscription rights, warrants, or debt securities may decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited history operating as a business development company and as a RIC, and HCAP Advisors has limited experience managing a business development company or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

We were formed in February 2011 and commenced operations in September 2011. As a result, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

In addition, prior to the completion of our initial public offering in May 2013, we did not operate as a business development company or as a RIC, and HCAP Advisors had never managed any business development company or RIC. As a result, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to other investment vehicles managed by HCAP Advisors. Business development companies are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. We and HCAP Advisors have limited experience operating or advising under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We are dependent upon our investment adviser’s key personnel for our future success.

Our day-to-day investment operations are managed by our investment adviser, subject to oversight and supervision by our board of directors. As a result, we depend on the diligence, skill and network of business contacts of the principals of our investment adviser. These individuals have critical industry experience and relationships that we rely on to implement our business plan. If our investment adviser loses the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that HCAP Advisors will remain our investment adviser.

The investment professionals of our investment adviser may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that these investment professionals will continue to dedicate a significant portion of their time to our investment activities; however, they may in the future engage in other business activities which could divert their time and attention from our investment activities.

Our business model depends to a significant extent upon strong referral relationships of the principals of our investment adviser, and their inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that the principals of our investment adviser will maintain their relationships with financial institutions, private equity and other non-bank investors, investment bankers, commercial bankers, attorneys, accountants and consultants, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the principals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

Our financial condition and results of operations depend on our ability to manage our business and our future growth effectively.

Our ability to achieve our investment objective depends on our ability to manage and grow our business. This depends, in turn, on our investment adviser’s ability to identify, invest in, and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of our investment adviser’s structuring and execution of the investment process, its ability to provide competent, attentive and efficient services to us, and our access to financing on acceptable terms. The principals of our investment adviser will have substantial responsibilities under the investment advisory and management agreement. Such demands on their time may distract them or slow our rate of investment. In order to grow, our investment adviser will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any such employees will contribute effectively to the work of our investment adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We provide debt and equity capital primarily to small and mid-sized companies, which may present a greater risk of loss than providing debt and equity capital to larger companies.

Our portfolio consists primarily of debt and equity investments in small and mid-sized companies. Compared to larger companies, small and mid-sized companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position and may need more capital to expand, compete and operate their business. In addition, many small and mid-sized companies may be unable to obtain financing from the public capital markets or other traditional sources, such as commercial banks, in part because loans made to these types of companies entail higher risks than loans made to companies that have larger businesses, greater financial resources or are otherwise able to access traditional credit sources on more attractive terms.

A variety of factors may affect the ability of borrowers to make scheduled payments on loans, including failure to satisfy financial targets and covenants, a downturn in a borrower’s industry or changes in the economy in general. In addition, investing in small and mid-sized companies in general involves a number of significant risks, including that small and mid-sized companies:

●

may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

●

typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render small and mid-sized companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

●

are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

●

generally have less predictable operating results, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

●

may from time to time be parties to litigation, and our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies;

●	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

●

may be particularly vulnerable to changes in customer preferences and market conditions, depend on a limited number of customers, and face intense competition, including from companies with greater financial, technical, managerial and marketing resources.

Any of these factors or changes thereto could impair a small or mid-sized company’s financial condition, results of operation, cash flow or result in other adverse events, such as bankruptcy, any of which could limit a borrower’s ability to make scheduled payments on our loans. This, in turn, could result in losses in our loan portfolio and a decrease in our net interest income and net asset value.

There may be uncertainty as to the value of our portfolio investments.

Substantially all of our portfolio investments are in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities at fair value as determined in good faith by our board of directors and in accordance with generally accepted accounting principles in the United States, or “GAAP.” Our board of directors utilizes the services of independent valuation firms to aid it in determining the fair value of these securities. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, enterprise value and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We may experience fluctuations in our operating results.

We could experience fluctuations in our operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There may be significant potential conflicts of interest in the future which could impact our investment returns.

The investment professionals of our investment adviser may in the future serve as officers, directors, principals, portfolio managers or advisers of or to entities that operate in the same or a related line of business as we do or of investment funds, accounts or vehicles managed by our investment adviser or its affiliates. Accordingly, they may in the future have obligations to investors in those funds, accounts or vehicles, the fulfillment of which obligations might not be in the best interests of us or our stockholders. We also note that any investment fund, account or vehicle managed by our investment adviser or its affiliates in the future may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. We intend to co-invest with investment funds, accounts and vehicles managed by our investment adviser where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. Without an exemptive order from the SEC (as described below), we generally will only be permitted to co-invest with such investment funds, accounts and vehicles when the only term that is negotiated is price. When we invest alongside other investment funds, accounts and vehicles managed by our investment adviser, we expect our investment adviser to make such investments on our behalf in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other future client of our investment adviser. In situations where co-investment alongside other investment funds, accounts and vehicles managed by our investment adviser is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, our investment adviser will need to decide whether we or such other entity or entities will proceed with the investment. Our investment adviser will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Although our investment adviser will endeavor to allocate investment opportunities in a fair and equitable manner in such event, it is possible that we may not be given the opportunity to participate in certain investments made by such other funds that are consistent with our investment objective.

We will need to obtain exemptive relief from the SEC in order to co-invest with such affiliated investment vehicles in some circumstances. If we apply for such relief, there are no assurances that we will receive the requested relief, and any such order will be subject to certain terms and conditions. As a result, our investment adviser may in the future face conflicts in the allocation of investment opportunities as between us and such other entities.

Our incentive fee may induce our investment adviser to pursue speculative investments.

The incentive fee payable by us to our investment adviser may create an incentive for our investment adviser to pursue investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. Our investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to our investment adviser also may induce it to invest on our behalf in instruments that have a deferred interest feature, such as PIK interest. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment’s term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. While we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal “claw back” right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce or have the effect of eliminating such period’s incentive fee payment. However, in light of the 2% quarterly hurdle rate relating to the income incentive fee payable to our investment adviser, the reduction in such period’s income incentive fee may not correlate perfectly with the benefit, if any, previously received by the investment adviser with respect to the income incentive fee at the time of the accrual of such income.

Finally, the fact that the incentive fee payable to our investment adviser is calculated based on a percentage of our return on invested capital may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which could impair the value of our securities, particularly our common stock.

Our base management fee may induce our investment adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our investment adviser to use leverage to make additional investments. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which could impair the value of our securities, particularly our common stock. Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we may not be able to monitor this potential conflict of interest.

PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees payable by us to HCAP Advisors

Certain of our debt investments may contain provisions providing for the payment of PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to HCAP Advisors is based on the value of our gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to laws and regulations at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse effect on our business.

We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our shares of common stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act”, and we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act of 2002. We cannot predict if investors will find shares of our common stock less attractive because we rely on these exemptions. If some investors find our shares of common stock less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence. We will remain an emerging growth company until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial public offering, (ii) in which we have total annual gross revenue of at least $1 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1 billion in non-convertible debt during the prior three-year period.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal control over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We are required to disclose changes made in our internal control on financial reporting on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the recently enacted JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We could be an emerging growth company for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company” and because we have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

Regulations governing our operations will affect our ability to raise, and the method for raising, additional capital, which may expose us to risks.

Our business requires a substantial amount of capital. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we collectively refer to as “senior securities,” up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. Our ability to pay distributions or issue additional senior securities may be restricted if our asset coverage were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. As a result of issuing senior securities, we will also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, it will rank “senior” to common stock in our capital structure. Preferred stockholders will also have separate voting rights and may have rights, preferences or privileges more favorable than those of holders of our common stock. The issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in the best interest of the holders of our common stock.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance our operations. As a business development company, we generally are not able to issue our common stock at a price below net asset value without first obtaining required approvals of our stockholders and independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, which may subject them to dilution.

Pending legislation may allow us to incur additional leverage.

As a business development company, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

Because we borrow money in connection with our investment activities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks associated with investing in our common stock. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not utilized leverage. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not utilized leverage. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause our net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders.

At June 30, 2014, we had $3.6 million of outstanding indebtedness under our Credit Facility, with an annualized interest cost of $0.3 million related to unusued line fees. In order for us to cover these annualized interest payments on indebtedness, we must achieve annual returns on our investments of at least 0.28%.

Advances under our Credit Facility bear interest at a rate per annum equal to the lesser of (i) LIBOR plus 4.50% and (ii) the maximum rate permitted under applicable law. In addition, the Credit Facility requires payment of a fee for unused amounts during the revolving period, which fee varies depending on the obligations outstanding as follows: (i) 0.75% per annum, if the average daily principal balance of the obligations outstanding for the prior month are less than fifty percent of the maximum loan amount; and (ii) 0.50% per annum, if such obligations outstanding are equal to or greater than fifty percent of the maximum loan amount. In each case, the fee is calculated based on the difference between (i) the maximum loan amount under the Credit Facility and (ii) the average daily principal balance of the obligations outstanding during the prior calendar month. The Credit Facility is secured by all of the Company’s assets. If we are unable to meet the financial obligations under the Credit Facility, and an Event of Default occurs and is not cured, the lenders under the Credit Facility could exercise their remedies against the Company’s assets and would have a superior claim to such assets over our stockholders.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio

(net of expenses)

	-10%	-5%	0%	5%	10%
Corresponding return to stockholder	(19)%	(11)%	(3)%	5%	13%

Assumes (i) $144.9 million in investments at June 30, 2014, (ii) $55.0 in outstanding indebtedness at June 30, 2014, (iii) $89.9 million in net assets at June 30, 2014 and (iv) average cost of funds of 5.0%, which is the estimated borrowing cost under the Credit Facility.

All of our assets are subject to security interests under the Credit Facility, and if we default on our obligations under the Credit Facility, we may suffer materially adverse consequences, including foreclosure on our assets.

As of June 30, 2014, all of our assets were pledged as collateral under our Credit Facility. If we default on our obligations under the Credit Facility, the lenders have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests. If the lenders exercise their right to sell the assets pledged under the Credit Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the Credit Facility. Such deleveraging of our company could significantly impair our ability to effectively operate our business and otherwise have a material adverse effect on our financial condition, results of operations and cash flows. Further, in such a circumstance, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders.

Changes in interest rates may affect our cost of capital and net investment income.

We leverage our investments with borrowed money and plan to continue doing so. As a result our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. Thus, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments.

Provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law and our certificate of incorporation and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to holders of our common stock.

The investment advisory and management agreement with our investment adviser and the administration agreement with our administrator were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The investment advisory and management agreement with our investment adviser and the administration agreement with our administrator were negotiated between related parties. Consequently, their terms, including fees payable to our investment adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with JMP Group and its respective affiliates.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our securities. Nevertheless, the changes may adversely affect our business and affect our ability to make distributions.

The involvement of our investment adviser’s investment professionals in our valuation process may create conflicts of interest.

Our portfolio investments are generally not in publicly traded securities. As a result, the values of these securities are not readily available. We value these securities at fair value as determined in good faith by our board of directors. In connection with that determination, investment professionals from our investment adviser prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of our investment adviser’s investment professionals in our valuation process could result in a conflict of interest as our investment adviser’s management fee is based on our gross assets.

Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the investment advisory and management agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

We may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the subordinated and senior debt investments that we intend to target should constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see the disclosure under the caption “Regulation.”

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

As a regulated investment company, we will be required to distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses to maintain our eligibility for regulated investment company tax treatment. For U.S. federal income tax purposes, we will include in taxable income certain amounts that we have not yet received in cash, such as contracted payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted payment-in-kind arrangements will be included in income in advance of receiving cash payment, and will be separately identified on our statements of cash flows. We also may be required to include in income certain other amounts that we will not receive in cash.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in our debt instruments having “original issue discount” for tax purposes, which we must recognize as ordinary income as such original issue discount accrues regardless of whether we have received any corresponding payment of such interest. Other features of debt instruments that we hold may also cause such instruments to generate original issue discount.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses to maintain our eligibility for regulated investment company tax treatment. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources to satisfy such distribution requirements, we may fail to qualify for regulated investment company tax treatment and thus may become subject to corporate-level income tax.

We will be subject to corporate-level income tax and may default under our Credit Facility if we are unable to qualify for or maintain our qualification as a regulated investment company under Subchapter M of the Code or do not satisfy the annual distribution requirement.

In order to satisfy the requirements for RIC tax treatment, we must meet the following annual distribution, income source and asset diversification requirements to be relieved of federal taxes on income and gains distributed to our stockholders.

●

The annual distribution requirement for a regulated investment company will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we will be subject to an asset coverage ratio requirement under the 1940 Act. If we are unable to obtain cash from other sources, we could fail to qualify for regulated investment company tax treatment and thus become subject to corporate-level income tax.

●	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

●

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other regulated investment companies, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of regulated investment company status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain regulated investment company status or to meet the annual distribution requirement for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Furthermore, if we fail to maintain our qualification as a RIC, we may be in default under the terms of the Credit Facility. Such a failure would have a material adverse effect on us and our stockholders.

We will continue to need additional capital to finance our growth because we intend to distribute substantially all of our income to our stockholders following our election to be treated as a RIC. If additional funds are unavailable or are not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the requirements applicable to a RIC, we intend to distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. As a business development company, we are generally required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock that we may issue in the future. Currently this coverage ratio is 200%. This requirement will limit the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a business development company, we generally are not permitted to issue common stock priced below net asset value without stockholder and independent director approval. However, if we were to obtain the necessary approvals to issue securities at prices below net asset value, our stockholders’ investments would experience dilution as a result of such issuance. If additional funds are not available to us, we could be forced to curtail or cease our lending and investment activities, and our net asset value could decrease.

Risks Relating to Economic Conditions

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets will likely increase and the value of our portfolio will likely decrease during these economic conditions. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Further, economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even if we had structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

The U.S. capital markets experienced extreme volatility and disruption over the past several years, leading to recessionary conditions and depressed levels of consumer and commercial spending. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. While recent indicators suggest improvement in the capital markets, we cannot provide any assurance that these conditions will not worsen. If these conditions continue or worsen, the prolonged period of market illiquidity may have an adverse effect on our business, financial condition, and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In addition, to the extent that weak economic conditions continue or worsen, the financial results of small to mid-sized companies, like those in which we intend to invest, may experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain small to mid-sized companies’ products and services have experienced, and continue to experience, negative economic trends. The performances of certain small to mid-sized companies have been, and may continue to be, negatively impacted by these economic or other conditions, including the small to mid-sized companies in which we may invest.

Risks Relating to Our Investments

We operate in a highly competitive market for investment opportunities.

We face competition from entities that also make the types of investments that we plan to make. We compete with public and private funds (including other business development companies), commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to continue to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments may be risky, and you could lose all or part of your investment in us.

Our portfolio consists primarily of directly originated investments in subordinated and senior debt of small to mid-size companies. In addition, we may make non-control, equity co-investments in these companies in conjunction with our debt investments.

Subordinated debt investments. We generally structure our subordinated debt investments with a security interest that ranks junior to a company’s secured debt in priority of payment, but senior to a company’s preferred or common stock. As such, other creditors will rank senior to us in the event of insolvency, which may result in an above average amount of risk and loss of principal.

Senior debt investments. We invest, to a lesser extent, in senior debt of small and mid-sized companies. Senior debt investments are typically secured by the assets of the portfolio company, including a pledge of the capital stock of the portfolio company’s subsidiaries, and are senior to all other junior capital in terms of payment priority. There is, however, a risk that the collateral securing these loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the portfolio company and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Equity investments. When we invest in subordinated debt or senior debt, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our investment adviser have material non-public information regarding such portfolio company.

Our portfolio is concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio is concentrated in a limited number of portfolio companies and industries. Although we will be subject to the asset diversification requirements associated with our qualification as a regulated investment company under the Code and have adopted a guideline that we will generally refrain from investing more than 15% of our portfolio in any single industry sector, our portfolio may be subject to concentration risk due to our investment in a limited number of portfolio companies. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

Our failure to make follow-on investments in our portfolio companies could impair our investment in a portfolio company.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

●	increase or maintain in whole or in part our equity ownership percentage in a portfolio company;

●	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

●	attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to any applicable legal requirements, including the RIC diversification requirements, and the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration or level of risk, either because we prefer other opportunities (or because we are inhibited by compliance with business development company requirements or the desire to maintain our RIC tax status).

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by the management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we do not currently have, or anticipate taking, any controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and ability to make stockholder distributions and result in a decline in the market price of our shares.

We are subject to the risk that the debt investments we make in our portfolio companies may be repaid prior to maturity. We expect that our investments will generally allow for repayment at any time subject to certain penalties. When this occurs, we intend to generally reinvest these proceeds in temporary investments, pending their future investment in accordance with our investment strategy. These temporary investments will typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our ability to make, or the amount of, stockholder distributions with respect to our common stock, which could result in a decline in the market price of our shares.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association, or BBA, in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations and reviews of the framework for the setting of LIBOR by regulators and governmental authorities in various jurisdictions are ongoing. In this regard, the recommendation of one governmental committee undertaking such a review will result in the transfer of the administration of LIBOR to NYSE Euronext Rates Administration Limited in early 2014.

Actions by the LIBOR Administrator, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities, as well as the rate of interest charged on our borrowings under the Credit Facility. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities, as well as the rate of interest charged on our borrowings under the Credit Facility.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of our investment adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in subordinated debt and, to a lesser extent, senior debt and equity securities issued by our portfolio companies. Many of the portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Risks Relating to Our Securities and an Offering of Our Securities

We may be unable to invest a significant portion of the net proceeds from an offering of our securities on acceptable terms within an attractive timeframe.

Delays in investing the net proceeds raised in an offering of our securities may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During this period, we will invest the net proceeds of an offering primarily in cash, cash equivalents, U.S. government and agency securities, repurchase agreements relating to such securities, and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of an offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering. In addition, we can provide you with no assurance that by increasing the size of our available equity capital our expense ratio or debt ratio will be lowered.

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount to net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our independent directors make certain determinations.

If our investments do not meet our performance expectations, our stockholders may not receive distributions or a portion of our distributions may be a return of capital.

We make and expect to continue to make distributions on a monthly basis to our stockholders. We may not be able to achieve operating results that will allow us to continue to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions. Also, restrictions and provisions in our Credit Facility and any future credit facilities may limit our ability to make distributions in certain circumstances. If we do not distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term losses, we will fail to qualify for RIC tax treatment and will be subject to corporate-level federal income tax, which may reduce the amounts available for distribution. We cannot assure you that you will receive distributions at a particular level or at all.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. See “Material U.S. Federal Income Tax Considerations.”

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

●

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

●	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

●	failure to qualify or loss of our qualification, as applicable, as a RIC or business development company;

●	changes in earnings or variations in operating results;

●	changes in the value of our portfolio of investments;

●	changes in accounting guidelines governing valuation of our investments;

●	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

●	departures of key personnel;

●	loss of a major funding source;

●	operating performance of companies comparable to us;

●	litigation and governmental investigations; and

●	economic and political conditions or events.

Such fluctuations in the market price and demand for our common stock may limit or prevent investors from readily selling their common stock and may otherwise negatively affect the liquidity of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, and higher volatility or loss of principal, than alternative investment options. Our investments in portfolio companies may be speculative and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

If we issue preferred stock and/or debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock and/or debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock and/or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock and/or debt securities. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock and/or debt securities or of a downgrade in the ratings of the preferred stock and/or debt securities or our current investment income might not be sufficient to meet the distribution requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock and/or debt securities. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock and/or debt securities. Holders of preferred stock and/or debt securities may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

The trading market or market value of our debt securities or any convertible debt securities, if issued to the public, may be volatile.

Our debt securities or any convertible debt securities, if issued to the public, may or may not have an established trading market. We cannot assure investors that a trading market for our debt securities or any convertible debt securities, if issued to the public, would develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities or any convertible debt securities. These factors include, but are not limited to, the following:

●	the time remaining to the maturity of these debt securities;

●	the outstanding principal amount of debt securities with terms identical to these debt securities;

●	the general economic environment;

●	the supply of debt securities trading in the secondary market, if any;

●	the redemption, repayment or convertible features, if any, of these debt securities;

●	the level, direction and volatility of market interest rates generally; and

●	market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for our debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Terms relating to redemption may materially adversely affect the return on any debt securities.

If we issue any debt securities or any convertible debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

The issuance of subscription rights, warrants or convertible debt that are exchangeable for our common stock, will cause your interest in us to be diluted as a result of any such rights, warrants or convertible debt offering.

Stockholders who do not fully exercise rights, warrants or convertible debt issued to them in any offering of subscription rights, warrants or convertible debt to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights, warrants or convertible debt. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price, warrant price or convertible debt price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the subscription price, warrant price, convertible debt price or net asset value per share will be on the expiration date of such offering or what proportion of our common stock will be purchased as a result of any such offering. The risk of dilution is greater if there are multiple rights offerings. However, our board of directors will make a good faith determination that any offering of subscription rights, warrants or convertible debt would result in a net benefit to existing stockholders.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

In the future, we may attempt to increase our capital resources by making offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock, subject to the restrictions of the 1940 Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us. In addition, proceeds from a sale of common stock will likely be used to increase our total assets or to pay down our borrowings, among other uses. This would increase our asset coverage ratio and permit us to incur additional leverage under rules pertaining to business development companies by increasing our borrowings or issuing senior securities such as preferred stock or additional debt securities.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

●	our future operating results, including the performance of our existing investments;

●	the introduction, withdrawal, success and timing of business initiatives and strategies;

●	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

●	the relative and absolute investment performance and operations of our investment adviser;

●	the impact of increased competition;

●	the impact of investments we intend to make and future acquisitions and divestitures;

●	our ability to turn potential investment opportunities into transactions and thereafter into completed and successful investments;

●	the ability of our portfolio companies to achieve their objectives;

●	our business prospects and the prospects of our portfolio companies;

●	our regulatory structure and tax status;

●	the adequacy of our cash resources and working capital;

●	the timing of cash flows, if any, from the operations of our portfolio companies;

●	the impact of interest rate volatility on our results, particularly because we use leverage as part of our investment strategy;

●	the impact of legislative and regulatory actions and reforms and regulatory, supervisory, or enforcement actions of government agencies relating to us or our investment adviser;

●	our contractual arrangements and relationships with third parties;

●	our ability to access capital and any future financings by us; and

●	the ability of our investment adviser to attract and retain highly talented professionals.

Our use of words such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “seek,” “plan,” “should,” “could,” “would,” “may,” “might,” “will,” and “potential” and similar words indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus, and any accompanying prospectus supplement, involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and any accompanying prospectus supplement.

We have based the forward-looking statements included in this prospectus and the accompanying prospectus supplement, if any on information available to us on the date of this prospectus and the accompanying prospectus supplement, if any, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or SEC rule or regulation. You are advised to consult any additional disclosures that we may make directly to you, including in the form of a prospectus supplement or post-effective amendment to the registration statement to which this prospectus relates, or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)B of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus and the accompanying prospectus supplement, if any.

USE OF PROCEEDS

We plan to use the net proceeds of this offering to make new investments in portfolio companies in accordance with our investment objective and strategies as described in this prospectus and for general working capital purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings under our Credit Facility. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We estimate that it will take less than six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Capital Market under the symbol “HCAP.” In connection with our initial public offering, our shares of common stock began trading on May 3, 2013, and before that date, there was no established trading market for our common stock. The following table sets forth the range of high and low closing prices of our common stock as reported on the NASDAQ Capital Market for each fiscal quarter since our intial public offering.

	NAV	Closing Sales Price(2)		Premium or Discount of High Sales to	Premium or Discount of Low Sales to
Fiscal Year Ended	Per Share(1)	High	Low	NAV(3)	NAV(3)

December 31, 2014
Third Quarter (through August 22, 2014)	*	$15.03	$13.79	*	*
Second Quarter	$14.52	$15.03	$13.80	104%	95.0%
First Quarter	$14.48	$15.65	$14.84	108%	102%

December 31, 2013
Fourth Quarter	$14.45	$15.50	$14.36	107%	99.4%
Third Quarter	$14.69	$15.55	$14.51	106%	98.8%
Second Quarter (from May 2, 2013)(4)	$14.85	$15.64	$14.83	105%	99.9%

(1)

NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Closing sales price is determined as the high or low closing sales price noted within the respective quarter, not adjusted for dividends.

(3)	Calculated as of the respective high or low sales price divided by the quarter end NAV.

(4)	Our stock began trading on May 3, 2013.

*	Not determinable at the time of filing.

The last reported sale price for our common stock on the NASDAQ Capital Market on August 22, 2014 was $13.79 per share. As of August 22, 2014, we had 39 shareholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value per share will decrease. It is not possible to predict whether the common stock will trade at, above, or below net asset value per share.

Our dividends, if any, are determined by our board of directors. We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. If we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To qualify for RIC tax treatment, we must, among other things, distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have adopted an “opt out” dividend reinvestment plan, or “DRIP,” for our common stockholders. As a result, if we make cash distributions, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We make and expect to continue to make distributions on a monthly basis to our stockholders. We may not be able to achieve operating results that will allow us to continue to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, restrictions and provisions in our Credit Facility and any future credit facilities may limit our ability to make distributions in certain circumstances. If we do not distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term losses, we will fail to qualify for RIC tax treatment and will be subject to corporate-level federal income tax, which may reduce the amounts available for distribution. We cannot assure you that you will receive distributions at a particular level or at all.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that our board of directors has declared on our common stock since on our common stock since our initial public offering in May 2013:

Date Declared	Record Date	Payment Date	Amount
August 13, 2014	August 25, 2014	August 29, 2014	$0.1125
August 13, 2014	September 28, 2014	September 25, 2014	0.1125
August 13, 2014	October 16, 2014	October 23, 2014	0.1125
March 26, 2014	July 17, 2014	July 24, 2014	0.1125
March 26, 2014	June 19, 2014	June 26, 2014	0.1125
March 26, 2014	May 22, 2014	May 29, 2014	0.1125
February 5, 2014	April 17, 2014	April 24, 2014	0.1125
February 5, 2014	March 20, 2014	March 27, 2014	0.1125
February 5, 2014	February 20, 2014	February 27, 2014	0.1125
November 5, 2013	January 16, 2014	January 23, 2014	0.1125
November 5, 2013	December 19, 2013	December 26, 2013	0.1125
November 5, 2013	November 21, 2013	November 29, 2013	0.1125
August 2, 2013	October 17, 2013	October 24, 2013	0.1125
August 2, 2013	September 19, 2013	September 26, 2013	0.1125
August 2, 2013	August 23, 2013	August 30, 2013	0.1125
June 6, 2013	July 11, 2013	July 18, 2013	0.1125
June 6, 2013	June 20, 2013	June 27, 2013	0.0900
Total			$1.8900

Tax characteristics of all dividends paid by us are reported to stockholders on Form 1099 after the end of the calendar year. Our future monthly dividends, if any, will be determined by our board of directors.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our financial statements, including the notes to those statements, included in this prospectus.

	For The Six Months Ended June 30, 2014	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Earnings to Fixed Charges(1)	13.91	5.01	4.78	*

* Earnings for the year ended December 31, 2011 were inadequate to cover fixed charges by $201,157.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere herein.

Overview

We were formed as a Delaware corporation on November 14, 2012. We completed our initial public offering on May 7, 2013, raising $51.0 million in gross proceeds. On May 17, 2013, we raised another $6.5 million in gross proceeds from the closing of the initial public offering underwriters’ overallotment option. Immediately prior to the initial public offering, we acquired Harvest Capital Credit LLC, or HCC LCC, in a merger whereby the outstanding limited liability company membership interests were converted into shares of our common stock and we assumed and succeeded to all of HCC LLC’s assets and liabilities, including its entire portfolio of investments. We issued 2,246,699 shares of our common stock for all of its 2,266,974 outstanding membership interests in connection with the merger. HCC LLC is considered to be our predecessor for accounting purposes and, as such, its financial statements are our historical financial statements. Accordingly, the financial statements for periods prior to the initial public offering presented in this prospectus and this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” are in reference to the historical financial statements of HCC LLC.

As used herein, the terms “we”, “us” and the “Company” refer to HCC LLC for the periods prior to the initial public offering and refer to Harvest Capital Credit Corporation for the periods after the initial public offering.

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments. We plan to accomplish our investment objective by targeting investments in small and mid-sized U.S. private companies with annual revenues of less than $100 million and EBITDA (earnings before interest, taxes, depreciation and amortization) of less than $15 million. We believe that transactions involving companies of this size offer higher yielding investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies.

We are an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, as a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.

We intend to elect to be treated for tax purposes as a RIC under Subchapter M of the Code. To qualify for RIC tax treatment, we must, among other things, meet certain source-of-income and asset diversification requirements. As a RIC, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders.

Portfolio

Portfolio Composition

As of June 30, 2014, we had $90.5 million (at fair value) invested in 27 companies. As of June 30, 2014, our portfolio included approximately 46.7% of senior secured term loans, 47.9% of junior secured term loans, 1.7% of equity investments, 2.7% of CLO equity investments and 1.0% of a royalty security at fair value.

We completed 2013 with $70.6 million (at fair value) invested in 21 companies. As of December 31, 2013, our portfolio included approximately 35.6% of senior secured term loans, 61.7% of junior secured term loans, 1.6% of equity investments and 1.1% of a royalty security at fair value.

We originate and invest primarily in privately-held middle-market companies (typically those with less than $15.0 million of EBITDA) through senior secured and junior secured term loans, oftentimes with a corresponding equity investment component and less frequently with a corresponding royalty security. The composition of our investments as of June 30, 2014 and December 31, 2013 was as follows:

	As of June 30, 2014		As of December 31, 2013
	Cost	Fair Value	Cost	Fair Value

Senior Secured	$42,005,777	$42,305,237	$24,899,206	$25,101,714
Junior Secured	42,678,126	43,385,214	43,224,476	43,548,968
Equity	1,564,334	1,528,452	1,422,334	1,143,733
CLO Equity	2,446,137	2,446,137	-	-
Royalty Securities	842,329	873,034	758,061	758,061
Total Investments	$89,536,703	$90,538,074	$70,304,077	$70,552,476

At June 30, 2014, our average portfolio company investment at amortized cost and fair value was approximately $3.1 million and $3.2 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $6.2 million and $6.2 million, respectively. At December 31, 2013, our average portfolio company investment at amortized cost and fair value was approximately $3.3 million and $3.4 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $6.1 million and $6.1 million, respectively.

At June 30, 2014, 52.8% of our debt investments bore interest based on floating rates (some of which were subject to interest rate floors), such as LIBOR, and 47.2% bore interest at fixed rates. At December 31, 2013, 45.2% of our debt investments bore interest based on floating rates (some of which were subject to interest rate floors), such as LIBOR, and 54.8% bore interest at fixed rates.

The weighted average yield at fair value on all of our debt investments as of June 30, 2014 and December 31, 2013 was approximately 15.4% and 16.6%, respectively. The weighted average yield was computed using the effective interest rates for all of our debt investments, including cash and PIK interest as well as the accretion of original issue discount and other deferred fees.

Investment Activity

During the three months ended June 30, 2014, we closed $19.9 million of investment commitments in two new portfolio companies and one of our existing portfolio companies. During the three months ended June 30, 2013, we advanced an additional $0.5 million under a line of credit facility in one of our existing portfolio companies and made a $5.0 million investment in one new portfolio company.

During the six months ended June 30, 2014, we advanced an additional $0.6 million under delayed draw and line of credit facilities in three of our existing portfolio companies, closed $27.9 million of investment commitments in six new portfolio companies and two of our existing portfolio companies and closed on a $2.6 million CLO equity investment. During the six months ended June 30, 2013, we advanced an additional $1.5 million under a line of credit facility in one of our existing portfolio companies and made a $5.0 million investment in one new portfolio company.

During the three months ended June 30, 2014, we received a $4.3 million payoff at par for one portfolio company investment and sold two portfolio company investments at $4.5 million. Additionally, we received $0.9 million in principal repayments due to amortization or prepayments and $0.8 million in repayments on revolving lines of credit. During the three months ended June 30, 2013, we received a $4.2 million payoff at par and a $0.1 million exit fee for one portfolio company investment. Additionally, we received $43.1 thousand in principal repayments due to amortization or prepayments.

During the six months ended June 30, 2014, we received a $4.3 million payoff at par for one portfolio company investment and sold two portfolio company investments at $4.5 million. Additionally, we received $1.3 million in principal repayments due to amortization or prepayments and $0.8 million in repayments on revolving lines of credit. During the six months ended June 30, 2013, we received a $4.2 million payoff at par and a $0.1 million exit fee for one portfolio company investment. Additionally, we received $0.1 million in principal repayments due to amortization or prepayments.

Our level of investment activity can vary substantially from period to period depending on many factors, including the level of merger and acquisition activity in our target market, the general economic environment and the competitive environment for the types of investments we make.

Asset Quality

In addition to various risk management and monitoring tools, we use an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. This investment rating system uses a five-level numeric scale. The following is a description of the conditions associated with each investment rating:

●	Investment Rating 1 is used for investments that are performing above expectations, and whose risks remain favorable compared to the expected risk at the time of the original investment.
●

Investment Rating 2 is used for investments that are performing within expectations and whose risks remain neutral compared to the expected risk at the time of the original investment. All new loans are initially rated 2.

●

Investment Rating 3 is used for investments that are performing below expectations and that require closer monitoring, but where no loss of return or principal is expected. Portfolio companies with a rating of 3 may be out of compliance with financial covenants.

●

Investment Rating 4 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are often in workout. Investments with a rating of 4 are those for which some loss of return but no loss of principal is expected.

●

Investment Rating 5 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are almost always in workout. Investments with a rating of 5 are those for which some loss of return and principal is expected.

The following table shows the investment rankings of our income producing investments at fair value:

	As of June 30, 2014			As of December 31, 2013
Investment Rating	Fair Value	% of Total Portfolio	Number of Portfolio Companies	Fair Value	% of Total Portfolio	Number of Portfolio Companies
	(in millions)			(in millions)
1	$10.8	12.1%	3	$9.5	13.6%	2
2	73.2	82.3%	21	54.6	78.7%	17
3	3.5	3.9%	1	3.8	5.5%	1
4	1.5	1.7%	1	1.5	2.2%	1
5	-	-	-	-	-	-
	$89.0	100.0%	26	$69.4	100.0%	21

Loans and Debt Securities on Non-Accrual Status

We will not accrue interest on loans and debt securities if we have reason to doubt our ability to collect such interest or for such investments in which interest has not been paid for greater than 90 days. As of June 30, 2014 and December 31, 2013, we had no loans on non-accrual.

Results of Operations

An important measure of our financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses including interest on borrowed funds. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Comparison of the Three Months and Six Months Ended June 30, 2014 and 2013

Revenues

We generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. Our debt investments typically have a term of five to seven years and bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly. Payments of principal on our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments may pay interest in-kind, or PIK. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. In addition, we may generate revenue in the form of prepayment fees, commitment, loan origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees.

Investment income for the three months ended June 30, 2014 totaled $3.5 million compared to investment income of $2.1 million for the three months ended June 30, 2013. Investment income for the three months ended June 30, 2014 was comprised of $2.8 million in cash interest, $0.4 million in PIK interest and $0.3 million in fees earned on the investment portfolio. Investment income for the three months ended June 30, 2013 was comprised of $1.5 million in cash interest, $0.3 million in PIK interest and $0.3 million in fees earned on the investment portfolio. The increase in investment income in the three months ended June 30, 2014 is attributable to a larger investment portfolio during the period as compared to the three months ended June 30, 2013.

Investment income for the six months ended June 30, 2014 totaled $6.6 million compared to investment income of $3.8 million for the six months ended June 30, 2013. Investment income for the six months ended June 30, 2014 was comprised of $5.2 million in cash interest, $0.8 million in PIK interest and $0.5 million in fees earned on the investment portfolio. Investment income for the six months ended June 30, 2013 was comprised of $2.9 million in cash interest, $0.6 million in PIK interest and $0.4 million in fees earned on the investment portfolio. The increase in investment income in the six months ended June 30, 2014 is attributable to a larger investment portfolio during the period as compared to the six months ended June 30, 2013.

Expenses

Our primary operating expenses include the payment of fees to HCAP Advisors LLC under the investment advisory and management agreement, our allocable portion of overhead expenses under the administration agreement and other operating costs described below. We bear all other out-of-pocket costs and expenses of our operations and transactions, which include:

●	Interest expense and unused line fee;
●	the cost of calculating our net asset value, including the cost of any third-party valuation services;
●	the cost of effecting sales and repurchases of shares of our common stock and other securities;
●	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;
●	transfer agent and custodial fees;
●	out-of-pocket fees and expenses associated with marketing efforts;
●	federal and state registration fees and any stock exchange listing fees;
●	U.S. federal, state and local taxes;
●	independent directors’ fees and expenses;
●	brokerage commissions;
●	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;
●	direct costs, such as printing, mailing, long distance telephone and staff;
●	fees and expenses associated with independent audits and outside legal costs;
●	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and
●

other expenses incurred by JMP Credit Advisors LLC or us in connection with administering our business, including payments under the administration agreement that are based upon our allocable portion of overhead (subject to the review of our board of directors).

Operating expenses, net of fees waived under the waiver agreement, totaled $1.7 million for the three months ended June 30, 2014 compared to $0.8 million for the three months ended June 30, 2013. Operating expenses in both periods consisted of interest expense, base and incentive management fees, administrator expenses, professional fees, valuation fees, insurance expenses, directors’ fees, and other general and administrative expenses. The increase in operating expenses was due to higher base management fees, incentive management fees and administrative expenses for the three months ended June 30, 2014 compared to the three months ended June 30, 2013. This was partially offset by lower interest expense compared to the same period in 2013.

Operating expenses, net of fees waived under the waiver agreement, totaled $2.7 million for the six months ended June 30, 2014 compared to $1.8 million for the six months ended June 30, 2013. Operating expenses in both periods consisted of interest expense, base and incentive management fees, administrator expenses, professional fees, valuation fees, insurance expenses, directors’ fees, and other general and administrative expenses. The increase in operating expenses was due to higher base management fees, incentive management fees and administrative expenses for the six months ended June 30, 2014 compared to the six months ended June 30, 2014. This was partially offset by lower interest expense compared to the same period in 2013.

Interest expense was lower for the three months and six months ended June 30, 2014 compared to the same periods in 2013 due to a lower average debt outstanding balance. We used cash raised from our initial public offering in May 2013 to pay-off all indebtedness and to fund new investments since then and have just recently borrowed against our Credit Facility (defined below) in the second quarter of 2014.

The administrative services expense was $0.1 million and $0.2 million for the three months and six months ended June 30, 2014 compared to $0.1 million and $0.1 million for the three months and six months ended June 30, 2013. The Company negotiated a new fee cap under the administration agreement with JMP Credit Advisors that limits the amounts payable by the Company to $150,000 for each of the quarters ending June 30, September 30 and December 30, 2014. For the period from our initial public offering to April 29, 2014, the fee cap under the adminstraion agreement with JMP Credit Advisors was $275,000.

The base management fee for the three months and six months ended June 30, 2014 was $0.4 million and $0.8 million compared to $0.2 million and $0.2 million for the three months and six months ended June 30, 2013. The increase is attributable to growth in the portfolio and a different base management fee calculation between the comparative periods (as described below). Incentive management fees, net of fees waived under the waiver agreement, for the three months and six months ended June 30, 2014 were $0.6 million and $0.6 million compared to $0.1 million and $0.4 million for the three months and six months ended June 30, 2013. The increase in incentive management fees is attributable to the unrealized appreciation during the three months and six months ended June 30, 2014 and exceeding the income incentive fee hurdle for the period of time following the expiration of the incentive management fee waiver (discussed below) through the end of the second quarter of 2014. See the discussion below for more information on our base and incentive fee expenses.

Our historical expense structure changed as a result of the completion of our initial public offering as follows:

●

The base management fee payable to our investment adviser prior to the initial public offering was calculated at an annual rate of 2.0% of our gross assets, including assets acquired with the use of borrowings. However, our investment adviser had agreed to waive the base management fee payable to it prior to the initial public offering with respect to any assets acquired by us through the use of borrowings under the JMP Facility (defined below) until such time that the credit facility has been repaid in full and terminated. Moreover, our investment adviser received a base management fee prior to the initial public offering with respect to cash and cash equivalents held by us. Subsequent to the initial public offering, the base management fee is calculated based on our gross assets (which includes assets acquired with the use of leverage, but excludes cash and cash equivalents) at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion. Moreover, the waiver agreement described above with respect to assets acquired by us through the use of borrowings under the JMP Facility (defined below) was terminated in connection with our initial public offering. As a result, a base management fee is payable to our investment adviser on all assets acquired by us through the use of borrowings, including under a credit facility.

●

Our investment adviser agreed to permanently waive all or such portion of the incentive fee that it would otherwise collect from us to the extent necessary to support a minimum dividend yield of 9% for the period of time commencing with our initial public offering through March 31, 2014. The 9% dividend hurdle is based upon our initial public offering price of $15 times the number of shares of our common stock currently outstanding plus the number of shares of common stock issued pursuant to our dividend reinvestment plan during the waiver period. Incentive fee expense, net of fees waived under the waiver agreement, for the three and six months ended June 30, 2014 totaled $598,357 and $633,845, respectively. The capital gains incentive fee is determined and paid annually with respect to realized capital gains (but not unrealized capital gains) to the extent such realized capital gains exceed realized and unrealized capital losses for such year. The Company records an expense accrual relating to the capital gains incentive fee payable by the Company to its investment adviser when the unrealized gains on its investments exceed all realized and unrealized capital losses on its investments given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. The actual incentive fee payable to the Company’s investment adviser related to capital gains is determined and payable in arrears at the end of each fiscal year and includes only realized capital gains for the period. The Company recorded net unrealized appreciation of $575,533 in the quarter ended June 30, 2014 and net unrealized depreciation of $1,471,546 since the initial public offering.

The incentive fee expense also included the waiver of $320,827 in income incentive fees that would otherwise have been payable to the Company’s investment adviser for the three months ended March 31, 2014 but for the 9% minimum dividend yield waiver provision described above.

●

Only a portion of the 2013 periods (i.e., from May 2, 2013, the date of our initial public offering, to December 31, 2013) reflect the change in our historical expense structure for the items noted above as well as our operations as a public company. As a result, the full impact of such changes will be more evident in future periods.

Other operating expenses included general and administrative expenses such as legal, accounting and valuation expenses.

Net Investment Income

For the three months and six months ended June 30, 2014, net investment income was $1.8 million and $3.9 million, respectively, compared to $1.3 million and $2.0 million for the three months and six months ended June 30, 2013, respectively. For the three months and six months ended June 30, 2014, net investment income per share was $0.29 and $0.63, respectively, compared to $0.30 and $0.75 for the three months and six months ended June 30, 2013, respectively.

Net Realized Gains and Losses

Realized gains and losses on investments are calculated using the specific identification method. We measure realized gains or losses on equity investments as the difference between the net proceeds from the sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on debt investments as the difference between the net proceeds from the repayment or sale and the contractual amount owed to us on the investment, without regard to unrealized appreciation or depreciation previously recognized or unamortized deferred fees. The acceleration of unamortized deferred fees is recognized as interest income and the collection of prepayment and other fees is recognized as other interest income.

We recognized realized gains of $3,117 for the three months and six months ended June 30, 2014, respectively. We did not recognize any realized gains or losses on our investments for the three months and six months ended June 30, 2013, respectively.

Net Change in Unrealized Appreciation of Investments

Net change in unrealized appreciation (depreciation) primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

Net change in unrealized appreciation (depreciation) on investments totaled $0.6 million and $0.8 million for the three months and six months ended June 30, 2014, respectively, and $(0.1) million and $0.5 million for the three months and six months ended June 30, 2013, respectively.

Net Increase in Net Assets Resulting from Operations

The net increase in net assets resulting from operations was $2.4 million and $4.6 million for the three months and six months ended June 30, 2014, respectively, and $1.2 million and $2.5 million for the three months and six months ended June 30, 2013, respectively. The increased amount for the three months and six months ended June 30, 2014 compared to the three months and six months ended June 30, 2013 primarily reflects the increase in net investment income and unrealized appreciation described above.

Financial Condition, Liquidity and Capital Resources

Cash Flows from Operating and Financing Activities

Our operating activities used cash of $16.0 million and $1.3 million for the six months ended June 30, 2014 and June 30, 2013, respectively, primarily in connection with the funding of new investments. Our financing activities used cash of $0.1 million and provided cash of $39.7 million for the six months ended June 30, 2014 and June 30, 2013, respectively. Our financing activities for the six months ended June 30, 2014 were primarily in connection with dividends paid to shareholders and net borrowings on our Credit Facility. Our financing activities for the six months ended June 30, 2013 were primarily in connection with proceeds received from our inital public offering, partially offset by paying down amounts outstanding under the JMP Facility (defined below).

Our liquidity and capital resources are derived from our credit facility proceeds, cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and other operating expenses we incur, as well as the payment of dividends to the holders of our common stock. We used, and expect to continue to use, these capital resources as well as proceeds from public and private offerings of securities to finance our investment activities.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, if our common stock trades at a price below our then-current net asset value per share, we may be limited in our ability to raise equity capital given that we cannot sell our common stock at a price below net asset value per share unless our stockholders approve such a sale and our board of directors makes certain determinations in connection therewith.

In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

Also, as a BDC, we are generally required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. As of June 30, 2014 and December 31, 2013, we were in compliance with this requirement. Prior to our initial public offering, and our election to be treated as a BDC, we were not in compliance with this requirement, but we used the proceeds from the initial public offering to pay down the outstanding balance under the JMP Facility (defined below) and, as a result became compliant. The amount of leverage that we employ as a BDC will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing.

As of June 30, 2014 and December 31, 2013, we had cash of $2.9 million and $19.0 million, respectively.

Credit Facility

On October 29, 2013, the Company entered into a Loan and Security Agreement, or the “Loan Agreement,” with CapitalSource Bank, as agent and a lender, and each of the lenders from time to time party thereto, including City National Bank, to provide the Company with a $55 million senior secured revolving credit facility, or the Credit Facility. The Credit Facility is secured by all of the Company’s assets. The Loan Agreement, among other things, has a revolving period that expires on October 29, 2015 and a maturity date that expires on October 29, 2018. Advances under the Credit Facility bear interest at a rate per annum equal to the lesser of (i) LIBOR plus 4.50% and (ii) the maximum rate permitted under applicable law. In addition, the Loan Agreement requires payment of a fee for unused amounts during the revolving period, which fee varies depending on the obligations outstanding as follows: (i) 0.75% per annum, if the average daily principal balance of the obligations outstanding for the prior month are less than fifty percent of the maximum loan amount; and (ii) 0.50% per annum, if such obligations outstanding are equal to or greater than fifty percent of the maximum loan amount. In each case, the fee is calculated based on the difference between (i) the maximum loan amount under the Credit Facility and (ii) the average daily principal balance of the obligations outstanding during the prior calendar month.

The Loan Agreement also contains customary terms and conditions, including, without limitation, affirmative and negative covenants, including, without limitation, information reporting requirements, a minimum tangible net worth, a minimum debt service coverage ratio, a minimum liquidity of 4% of the maximum loan amount, a maximum leverage ratio of 1.00 to 1.00, and maintenance of RIC and business development company status. The Loan Agreement also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect. In addition, the Loan Agreement provides that, upon the occurrence and during the continuation of such an event of default, the Company’s administration agreement could be terminated and a backup administrator could be substituted by the agent.

On October 29, 2013, in conjunction with securing and entering into the Credit Facility, which, among other things, provides the Company with increased commitments, the Company terminated its senior secured revolving credit facility with JMP Group LLC, or the “JMP Facility.” The JMP Facility had been entered into between HCC LLC and JMP Group LLC as of August 24, 2011. On March 25, 2013, in advance of the initial public offering, HCC LLC and HCAP entered into an amendment to the JMP Facility with JMP Group LLC. The JMP Facility, as so amended, provided up to an aggregate of $50.0 million of revolving borrowings until April 1, 2014, and after April 1, 2014, the amount outstanding thereunder was to become a term loan payable in fourteen consecutive quarterly installments (beginning on April 1, 2014), each in an amount equal to 5% of the term amount, and with the final payment of any other outstanding amounts due on the maturity date of August 24, 2017. Borrowings under the JMP Facility bore interest at an annual rate equal to either (i) LIBOR + 4.50% or (ii) the Prime Rate + 2.25%, at the Company’s election and subject to increases during a default under the JMP Facility. Under the JMP Facility, as so amended, the Company was required to pay JMP Group an amendment fee in the amount of $100,000 if the amended facility was not terminated and repaid in full within 30 days of the date of the amendment. When the amended facility was not terminated and repaid in full within this period, however, JMP Group agreed to waive the amendment fee that the Company was otherwise required to pay. As of June 30, 2014 and December 31, 2013, the outstanding balance on the Credit Facility was $3.6 million and $0, respectively.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of June 30, 2014, our off-balance sheet arrangements consisted of $4.0 million of unfunded delayed draw commitments to provide debt financing to two of our portfolio companies and $2.5 million of unfunded revolving line of credit commitments to three of our portfolio companies. As of December 31, 2013, our only off-balance sheet arrangements consisted of $4.6 million of unfunded commitments to provide debt financing to three of our portfolio companies.

Regulated Investment Company Status and Dividends

We intend to elect to be treated as a RIC under Subchapter M of the Code. If we qualify for RIC tax treatment, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To qualify for RIC tax treatment, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax.

We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, the covenants contained in the Credit Facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a BDC under the 1940 Act and due to provisions in the Credit Facility. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

Recent Developments

On July 7, 2014, the Company received a full repayment at par, plus a 3% prepayment fee, on its $4.5 million debt investment in the junior secured term loan of Arsloane Acquisition LLC (dba Pitney Bowes).

On July 7, 2014, the Company made a $7.0 million investment in the junior secured term loan of Novitex Acquisition, LLC (formerly known as Arsloane Acquisition LLC).

On July 8, 2014, the Company sold its $2.0 million debt investment in Sybil Finance B.V. (Avast Software) at a price of 100.125% of par.

On July 23, 2014, the Company increased its debt investment in one of its existing portfolio companies, WBL SPE II, LLC, by $1.0 million.

On August 5, 2014, the Company received a full repayment at par, plus a 3% prepayment fee, on its $3.9 million debt investmetn of Pawn Plus, Inc.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of June 30, 2014, and as of the fiscal years ended December 31, 2013, December 31, 2012, and December 31, 2011. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the information provided as of the fiscal years presented is included as an exhibit to the registration statement of which this prospectus is a part. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Credit Facility” for more detailed information regarding the senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
June 30, 2014 (unaudited)
Credit Facility	$3.6	$26,272	$—	N/A
December 31, 2013
Credit Facility(5)	0	N/A	—	N/A
December 31, 2012
JMP Facility(6)	28.2	1,707	—	N/A
December 31, 2011
JMP Facility	4.7	2,229	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)

Asset coverage per unit is the ratio of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because the senior securities are not registered for public trading.

(5)	We entered into the Credit Facility on October 29, 2013. In connection with our entry into the Credit Facility, we also terminated the JMP Facility, effective as of October 29, 2013.

(6)	Prior to our IPO on May 2, 2013, the JMP Facility was with Harvest Capital Credit LLC.

BUSINESS

Our Company

We are an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the 1940 Act. We provide customized financing solutions to small to mid-sized companies. We generally target companies with annual revenues of less than $100 million and annual EBITDA (earnings before interest, taxes, depreciation and amortization) of less than $15 million.

 Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments in privately-held U.S. small to mid-sized companies. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which is often referred to as “junk.” Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. While our primary investment focus is on making loans to, and selected equity investments in, privately-held U.S. small to mid-sized companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. In addition, we may also invest in debt and equity securities issued by collateralized loan obligation funds.

 To meet our investment objective, we seek to:

●

capitalize on our investment adviser’s strong relationships with financial intermediaries, entrepreneurs, financial sponsors, management teams, small and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other investment referral sources throughout the U.S.;

●	benefit from the resources and relationships of JMP Group, Inc., which is an affiliate of ours;

●

focus on transactions involving small to mid-sized companies, which we believe offer higher yielding investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies;

●	employ disciplined underwriting policies and rigorous portfolio-management practices;

●	structure our investments to minimize risk of principal loss and achieve attractive risk-adjusted returns; and

●     leverage the skills and experience of our investment adviser.

As a business development company, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to continue to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code commencing with our taxable year ending December 31, 2013. See “Taxation as a RIC.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income and asset diversification requirements.

Our principal executive offices are located at 767 Third Avenue, 25th Floor, New York, New York 10017, and our telephone number is (212) 906-3500.

Portfolio Composition

Since we commenced investment operations in September 2011, and through June 30, 2014, we have originated $127.0 million of investments in 37 portfolio companies primarily in directly originated transactions and have had 10 investment payoffs and sales totaling $29.4 million. As of June 30, 2014, we had $90.5 million (at fair value) invested in 27 companies. As of June 30, 2014, our portfolio included approximately 46.7% of senior secured term loans, 47.9% of junior secured term loans, 1.7% of equity investments, 2.7% of CLO equity investments and 1.0% of a royalty security at fair value. We completed 2013 with $70.6 million (at fair value) invested in 21 companies. As of December 31, 2013, our portfolio included approximately 35.6% of senior secured term loans, 61.7% of junior secured term loans, 1.6% of equity investments and 1.1% of a royalty security at fair value. For the years ended December 31, 2013, and 2012, our loan portfolio had a dollar-weighted average annualized yield of approximately 16.6% and 17.6%, respectively, including amortization of deferred debt origination fees and original issue discount.

JMP Group

We were founded in September 2011 by certain members of HCAP Advisors, our investment adviser, and JMP Group, a full-service investment banking and asset management firm. JMP Group currently holds an equity interest in us and our investment adviser. JMP Group conducts its primary business activities through three wholly-owned subsidiaries: (i) Harvest Capital Strategies, LLC, an SEC-registered investment adviser that focuses on long-short equity hedge funds, middle-market lending and private equity, (ii) JMP Securities LLC, a full-service investment bank that provides equity research, institutional brokerage and investment banking services to growth companies and their investors, and (iii) JMP Credit Advisors, which manages approximately $782 million in credit assets through its collateralized loan obligation funds. The shares of common stock of JMP Group Inc. are traded on the New York Stock Exchange (NYSE: JMP). JMP Credit Advisors also acts as our administrator.

Our Investment Adviser

Our investment adviser’s investment team is led by two partners, Richard P. Buckanavage and Ryan T. Magee, who have an average of approximately 17 years of investment experience, and is supported by a team of investment professionals from JMP Credit Advisors and JMP Group. We expect that our investment adviser will hire additional investment professionals, as necessary. In addition, our investment adviser expects to draw upon JMP Group’s over 10-year history in the investment management business and to benefit from the JMP Group investment professionals’ significant capital markets, trading and research expertise developed through investments in different industries and over numerous companies in the United States.

 Prior to joining our investment adviser, Mr. Buckanavage, who is also our President and Chief Executive Officer, co-founded and served in executive roles at Patriot Capital Funding, Inc., a publicly-traded business development company, from 2003 to 2009, where he helped deploy over $520 million in investments to over 50 small and mid-sized companies throughout the U.S. Mr. Magee worked as a senior investment professional at Patriot Capital Funding with Mr. Buckanavage for five years. Throughout their careers as investors in private companies, Messrs. Buckanavage and Magee have gained significant experience in all aspects of finance, including transaction sourcing, credit analysis, transaction structuring, due diligence and portfolio management.

 In addition, our investment adviser has an investment committee that is responsible for approving all key investment decisions that are made by our investment adviser on our behalf. The members of the investment committee are Messrs. Buckanavage and Magee, as well as Joseph A. Jolson, the Chairman of our board of directors and the Chairman and Chief Executive Officer of JMP Group Inc.; Carter D. Mack, the President of JMP Group Inc.; and Bryan B. Hamm, the President of JMP Credit Advisors. The members of our investment committee have an average of 22 years of investment experience and collectively currently manage or oversee approximately $1.2 billion of assets, including alternative assets such as long-short equity hedge funds, middle-market lending, private equity, and collateralized loan obligation funds. All key investment decisions made by our investment adviser on our behalf require the approval from three of the five members of the investment committee and must include the approval of both Messrs. Jolson and Buckanavage.

Our Business Strategy

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments. We plan to accomplish our investment objective by targeting investments in small to mid-sized U.S. private companies with annual revenues of less than $100 million and EBITDA of less than $15 million. We believe that transactions involving companies of this size offer higher yielding investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies.

We have adopted the following business strategy to achieve our investment objective:

Capitalize on our investment adviser’s extensive relationships with small to mid-sized companies, private equity sponsors and other intermediaries. Our investment adviser maintains extensive relationships with financial intermediaries, entrepreneurs, financial sponsors, management teams, small and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital throughout the U.S., which we expect will produce attractive investment opportunities for us. Our investment adviser has been the sole or lead originator in a majority of our completed investment transactions. Our investment adviser will also benefit from the resources and relationships of JMP Group, which maintains offices in San Francisco, CA; New York, NY; Chicago, IL; Atlanta, GA; Boston, MA; and Minneapolis, MN.

Leverage the skills of our experienced investment adviser. The principals of our investment adviser have an average of approximately 17 years of experience advising, investing in and lending to small and mid-sized companies and have been active participants in the primary leveraged credit markets. Throughout their careers, they have navigated various economic cycles as well as several market disruptions. We believe this experience and understanding allows them to select and structure better investments for us and to efficiently monitor and provide managerial assistance to our portfolio companies.

 Apply disciplined underwriting policies. Lending to small to mid-sized private companies requires in-depth due diligence and credit underwriting expertise, which the principals of our investment adviser have gained throughout their extensive careers. Our investment adviser has implemented disciplined and consistent underwriting policies in every transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team, operating discipline, growth potential and industry considerations. We have adopted a guideline that we will generally refrain from investing more than 15% of our portfolio in any single industry sector.

 Maintain rigorous portfolio management. The principals of our investment adviser have significant investing and board-level experience with small to mid-sized companies, and as a result, we expect that our investment adviser will be a value-added partner to, and remain in close contact with, our portfolio companies. After investing in a company, our investment adviser will monitor each investment closely, typically receiving monthly, quarterly and annual financial statements, meeting face-to-face with our portfolio companies at least twice annually, as well as frequent informal communication with portfolio companies. In addition, all of our portfolio company investments contain financial covenants, and we obtain compliance certificates relating to those covenants quarterly from our portfolio companies. We believe that our investment adviser’s initial and ongoing portfolio review process will allow it to effectively monitor the performance and prospects of our portfolio companies.

 “Enterprise value” lending. We and our investment adviser take an enterprise value approach to the loan structuring and underwriting process. “Enterprise value” is the value that a portfolio company’s most recent investors place on the portfolio company or “enterprise.” The equity value of the enterprise is determined by multiplying (x) the number of shares of common stock of the portfolio company outstanding on the date of calculation, on a fully diluted basis (assuming the conversion of all outstanding convertible securities and the exercise of all outstanding options and warrants), by (y) the price per share paid by the most recent purchasers of equity securities of the portfolio company. We generally secure a subordinated lien and, to a lesser extent, senior secured lien position against the enterprise value of a portfolio company and generally our exposure is less than 65% of the enterprise value and we obtain pricing enhancements in the form of warrants and other fees that build long-term asset appreciation in our portfolio. “Enterprise value” lending requires an in-depth understanding of the companies and markets served. We believe the experience that our investment adviser possesses gives us enhanced capabilities in making these qualitative “enterprise value” evaluations, which we believe can produce a high quality loan portfolio with enhanced returns for our stockholders.

Opportunity for enhanced returns. To enhance our loan portfolio returns, in addition to receiving interest, we often obtain warrants to purchase the equity of our portfolio companies, as additional consideration for making loans. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies allows us to participate in the equity appreciation of our portfolio companies, which we expect will enable us to generate higher returns for our investors. We may also make a direct equity investment in a portfolio company in conjunction with an investment in a loan, which may provide us with additional equity upside in our investment. Furthermore, we seek to enhance our loan portfolio returns by obtaining ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities.

Our Investment Criteria

We use the following criteria and guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

 Value Orientation /Positive Cash Flow. We place a premium on analysis of business fundamentals from an investor’s perspective and have a distinct value orientation. We focus on companies with proven business models in which we can invest at reasonable multiples of operating cash flow. We also typically invest in companies with a history of profitability. We do not invest in start-up companies, “turn-around” situations or companies that we believe have unproven business plans.

 Experienced Management Teams with Meaningful Equity Ownership. We target portfolio companies that have management teams with significant relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

 Niche Market Leaders with Defensible Market Positions. We invest in companies that have developed defensible and/or leading positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. We favor companies that demonstrate significant competitive advantages, which we believe helps to protect their market position and profitability.

Diversified Customer and Supplier Base. We prefer to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

 Portfolio Diversification. We adhere to prudent limitations on sector concentrations, which serve to diversify our portfolio and help to mitigate the risks of an economic downturn in any particular industry sector. In addition, we seek to diversify our portfolio from a geographic and a single borrower concentration perspective to mitigate the risk of an economic downturn in any particular part of the U.S. or concentration risk with respect to a particular borrower. We have adopted a guideline that we will generally refrain from investing more than 15% of our portfolio in any single industry sector.

 Ability to Exert Meaningful Influence. We seek to target investment opportunities in which we are the lead/sole investor in our tranche and in which we can add value through rigorous portfolio management and exercising certain rights and remedies available to us when necessary.

 Private Equity Sponsorship. When feasible, we seek to invest in companies in conjunction with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.

 Security Interest. We generally seek a first or second priority security interest in all of the portfolio company’s tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is evaluated as a potential source of repayment. We evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants. We seek to negotiate covenants in connection with our investments that afford our portfolio companies with flexibility in managing their businesses, but also act as a tool to minimize our loss of capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights. All of our investments have cross-default and material adverse change provisions, require the provision of periodic financial reports and operating metrics, and limit the portfolio company’s ability to incur additional debt, sell assets, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger, acquisition or recapitalization. In addition, we may require other performance or financial based covenants, as we deem appropriate.

 Exit strategy. We generally seek to invest in companies that we believe possess attributes that will provide us with the ability to exit our investments within a pre-established investment horizon. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Investment Process

The principals of our investment adviser have responsibility for originating investment opportunities, evaluating potential investments, transaction due diligence, preparation of a preliminary deal evaluation memorandum, negotiation of definitive terms and conditions, securing approval from the investment committee, negotiation of legal documentation and monitoring/management of portfolio investments. There are six key elements of our investment process:

●	Origination

●	Evaluation

●	Structuring/Negotiation

●	Due Diligence/Underwriting

●	Documentation/Closing

●	Portfolio Management/Investment Monitoring.

 Origination

Our investment adviser develops investment opportunities through a relationship network of financial intermediaries, entrepreneurs, financial sponsors, management teams, small- and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital throughout the U.S. This investment sourcing network has been developed by the principals of our investment adviser over an average of a 17-year period, and enabled them to construct a geographically diverse portfolio of over 50 investments in every region of the U.S. while at another business development company. This same investment sourcing network has been utilized at the Company since inception to help create solid geographic diversity with 42.5% of the portfolio invested in the Northeast, 10.3% in the South, 13.9% in the Southwest, 15.8% in the Southeast, 4.8% in the Northwest, and 12.7% in the West. We believe that the strength of this network should enable our investment adviser to receive the first look at many investment opportunities. We believe that directly originating our own subordinated debt and senior debt investments and equity co-investments gives us greater control over due diligence, structure, terms and ultimately results in stronger investment performance. As a lead and often sole investor in the particular tranche of the capital structure, we also expect to obtain board or observation rights, which allow us to take a more active role in monitoring our investment after we close the investment.

 We also expect our investment adviser’s relationship with JMP Group, which manages a family of six hedge funds, one hedge fund of funds, one private equity fund and three collateralized loan obligation funds, to generate investment opportunities for us.

Evaluation

An initial review of the potential investment opportunity will be performed by one or more investment professionals of our investment adviser. During the initial review process, the investment professionals may solicit input regarding industry and market dynamics from credit analysts and/or equity research analysts within our investment adviser and JMP Group. If the investment opportunity does not meet our investment criteria, feedback will be delivered timely through our origination channels. To the extent an investment appears to meet our investment criteria, the investment professionals of our investment adviser will begin preliminary due diligence.

Structuring/Negotiation

When an investment professional of our investment adviser identifies an investment opportunity that appears to meet our investment criteria, one or more of our investment adviser’s investment professionals will prepare a pre-screen memorandum. During the process, comprehensive and proprietary models are created to evaluate a range of outcomes based on sensitized variables including various economic environments, changes in the cost of production, and various product or service supply/demand and pricing scenarios. The investment professionals of our investment adviser will perform preliminary due diligence and tailor a capital structure to match the historical financial performance and growth strategy of the potential portfolio company.

 The pre-screen memorandum will also include the following:

●	Transaction description;

●	Company description, including product or service analysis, market position, industry dynamics, customer and supplier analysis, and management evaluation;

●	Quantitative and qualitative analysis of historical financial performance and preparation of 5-year financial projections;

●	Competitive landscape;

●	Business strengths and weaknesses;

●	Quantitative and qualitative analysis of business owner(s) (including private equity firm);

●	Potential investment structure, leverage multiples and expected yield calculations; and

●	Outline of key due diligence areas.

The investment committee of our investment adviser then reviews the pre-screen memorandum and determines whether the opportunity fits our general investment criteria and should be considered for further due diligence. If the investment committee makes a positive determination, the investment professionals of our investment adviser will then negotiate and execute a non-binding term sheet with the potential portfolio company and conduct further due diligence.

The investment committee of our investment adviser currently consists of Messrs. Jolson, Buckanavage, Magee, Mack and Hamm. All key decisions, including screening, initial approvals, final commitment, amendments and sale approvals (if applicable), require approvals from three of the five investment committee members and must include approvals from Messrs. Jolson and Buckanavage. Although we have a formal process for investment approvals, the investment professionals of our investment adviser regularly communicate with at least one member of the investment committee throughout the investment transaction process to ensure efficiency as well as clarity for our prospective portfolio companies and clients.

Due Diligence/Underwriting

Once a non-binding term sheet has been negotiated and executed with the potential portfolio company and, in limited circumstances, the prospective portfolio company has remitted a good faith deposit, we begin our formal underwriting and due diligence process by requesting additional due diligence materials from the prospective portfolio company and arranging additional on-site visits with management and relevant employees. Our investment adviser typically requests the following information as part of the due diligence process:

●	annual and interim (including monthly) financial information;

●	completion of a quality of earnings assessment by an accounting firm;

●	capitalization tables showing details of equity capital raised and ownership;

●	recent presentations to investors or board members covering the portfolio company’s current status and market opportunity;

●	detailed business plan, including an executive summary and discussion of market opportunity;

●	detailed background on all members of management, including background checks by third party;

●	detailed forecast for the current and subsequent five fiscal years;

●	information on competitors and the prospective portfolio company’s competitive advantage;

●	completion of Phase I (and, if necessary, Phase II) environmental assessment;

●	marketing information on the prospective portfolio company’s products, if any;

●	information on the prospective portfolio company’s intellectual property; and

●	information on the prospective portfolio company from its key customers or clients.

The due diligence process includes a formal visit to the prospective portfolio company’s location and interviews with the prospective portfolio company’s senior management team and key operational employees. Outside sources of information are reviewed, including industry publications, market articles, Internet publications, or publicly available information on competitors.

Documentation/Closing

Upon completion of the due diligence process and review and analysis of all of the information provided by the prospective portfolio company and obtained externally, the investment professionals assigned to the opportunity prepares an investment memorandum for review and approval. The investment committee of our investment adviser will reconvene to evaluate the opportunity, review the investment memorandum and discuss the findings of the due diligence process. If the opportunity receives final approval, the principals of our investment adviser, with the assistance of outside legal counsel, will be responsible for preparing and negotiating transaction documents and ensuring that the documents accurately reflect the terms and conditions approved by the investment committee. Funding requires final approval by three of the five investment committee members and must include approvals from Messrs. Jolson and Buckanavage.

Portfolio Management/Investment Monitoring

Our investment adviser employs several methods of evaluating and monitoring the performance of our portfolio companies, which, depending on the particular investment, may include the following processes, procedures, and reports:

●	Review of monthly or quarterly financial statements compared against the prior year’s comparable period and the company’s financial projections;

●	Review and discussion, if applicable, of the management discussion and analysis that will accompany its financial results;

●

Review of the company’s quarterly results and overall general business performance, assess the company’s compliance with all covenants (financial or otherwise), including preparation of a portfolio monitoring report or “PMR” (on a quarterly basis), which will be distributed to the members of the investment committee of our investment adviser;

●	Periodic, and often, face-to-face meetings with management team and owners (including private equity firm if applicable); and

●	Attendance at company board of directors meetings through formal board seat or board observation rights.

Once the investment committee has had the opportunity to review all quarterly PMRs, an investment committee meeting will be held with investment professionals to review all of the PMRs to ensure consensus on risk rating, action steps (if any), and valuation.

 In connection with the preparation of PMRs, each investment receives a quarterly risk rating following the five-level numeric investment rating outlined below:

Rating	Summary Description
1	Investment exceeding expectations and/or a capital gain is expected
2	Investment generally performing in accordance with expectations
3	Investment performing below expectations and that requires closer monitoring
4	Investment performing below expectations where a higher risk of loss exists
5	Investment performing significantly below expectations where we expect to experience a loss

Derivatives

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on our indebtedness. Such interest rate swaps would principally be used to protect us against higher costs on our indebtedness resulting from increases in both short-term and long-term interest rates.

 We also may use various hedging and other risk management strategies to seek to manage various risks, including changes in currency exchange rates and market interest rates. Such hedging strategies would be utilized to seek to protect the value of our portfolio investments, for example, against possible adverse changes in the market value of securities held in our portfolio.

Managerial Assistance

As a business development company, we offer, through our investment adviser, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance may involve, among other things, monitoring the operations of the portfolio companies, participating in board of directors and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance.

We may receive fees for these services, though we may reimburse our investment adviser for its expenses related to providing such services on our behalf.

Competition

We compete for investments with other business development companies and investment funds, as well as traditional financial services companies such as commercial banks and other financing sources. Some of our competitors are larger and have greater financial, technical, marketing and other resources than we have. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Code imposes on us as a RIC. We believe we compete effectively with these entities primarily on the basis of the experience, industry knowledge and contacts of the principals of our investment adviser, its responsiveness and efficient investment analysis and decision-making processes, its creative financing products and highly customized investment terms. We do not intend to compete primarily on the interest rates we offer and believe that some competitors make loans with rates that are comparable or lower than our rates.

 Employees

We do not have any employees. Our day-to-day investment operations are managed by our investment adviser, and each of our executive officers is an employee of our investment adviser, administrator, or other affiliate. As of August 22, 2014, our investment adviser employed a total of six full-time employees, who expect to draw upon the resources of JMP Group, including its investment professionals as well as finance and operational professionals, in connection with our investment activities. In addition, we reimburse our administrator, JMP Credit Advisors, for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including the compensation of our chief financial officer and chief compliance officer, and their staff. For a more detailed discussion of the administration agreement, see “Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation. Our principal executive offices are located at 767 Third Avenue, 25th Floor, New York, NY 10017. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2014, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments that we may provide, if requested, and the board observation or participation rights we may receive.

Portfolio Company	Investment (1,2)	Origination Date	Outstanding Principal	Cost	Fair Value

Investments in Non-controlled, Non-affiliated Portfolio Companies

Capital Equipment Reseller

Lanco Acquisition, LLC (3.8%)* 665 10 Mile Road	Senior Secured Term Loan, due 06/12/2018	6/13/2014	830,000	805,041	805,041
	(11.50%; LIBOR +11.00% with 0.50% LIBOR floor)
Sparta, MI 49345

	Senior Secured Term Loan, due 03/12/2019		2,297,869	2,229,367	2,229,367
	(15.00%; 12.50% Cash/2.50% PIK)

	Revolving Line of Credit		350,000	328,900	328,900
	(8.50%; LIBOR +8.00% with 0.50% LIBOR floor)

	Common Equity Warrants			42,000	42,000
	(12% of fully diluted common equity)

Dietary Supplements

Atrium Innovations, Inc. (1.1%)* 3500 de Maisonneuve Blvd West	Senior Secured Term Loan, due 02/15/2021	1/29/2014	997,500	998,097	990,966
	(4.25%; LIBOR +3.25% with 1.00% LIBOR floor)
Suite 2405, Montreal
Quebec, Canada H3Z3C1

Distributor - Tobacco Products

North Atlantic Trading Company, Inc. (1.1%)* 5201 Interchange Way	Senior Secured Term Loan, due 01/13/2020	1/13/2014	995,147	985,721	1,004,203
	(7.75%; LIBOR +6.50% with 1.25% LIBOR floor)
Louisville, KY 40229

North Atlantic Trading Company, Inc. (3.4%)* 5201 Interchange Way	Junior Secured Term Loan, due 07/13/2020	1/13/2014	3,000,000	2,942,614	3,030,000
	(11.50%; LIBOR +10.25% with 1.25% LIBOR floor)
Louisville, KY 40229

Document and Information Solutions

Arsloane Acquisition, LLC (Pitney Bowes) (5.2%)* 300 First Stamford Place	Junior Secured Term Loan, due 10/01/2020	10/8/2013	4,500,000	4,440,690	4,635,000
	(11.75%; LIBOR +10.50% with 1.25% LIBOR floor)
2nd floor West
Stamford, CT 06902

Hand Tool Manufacturing

Rostra Tool Company (5.6%)* 30 East Industrial Road Branford, CT 06405	Junior Secured Subordinated Debt, due 12/15/2014	2/1/2012	4,822,633	4,791,799	4,822,633
	(17.00%; the greater of 17.00% (13.00% Cash/4.00% PIK)
	or LIBOR + 13.50% (9.50% Cash/4.00% PIK))

	Common Equity Warrants			-	185,647
	(14.99% of fully diluted common equity)

Heavy and Civil Engineering and Construction

LNB Construction, Inc. (3.9%)* 925 McMaster Way	Junior Secured Subordinated Debt, due 11/30/2014	8/21/2012	3,340,431	3,288,559	3,340,431
	(20.00%; 17.00% Cash/3.00% PIK)
Suite 101
Kamloops, BC V2C6K2

	Options to Purchase Common Equity			193,750	200,000
	(16.5% of fully diluted common equity)

Industrial Fluid Filtration Services

CRS Reprocessing, LLC (6.9%)* 13551 Triton Park Blvd	Junior Secured Subordinated Debt, due 11/02/2015	10/30/2013	6,216,507	6,169,078	6,216,507
	(15.00%; 12.00% Cash/3.00% PIK)
Suite 1200 Louisville, KY 40223

Industrial Machinery Manufacturing

Douglas Machines Corp. (4.9%)* 2101 Calumet Street	Senior Secured Term Loan, due 04/6/2017	5/7/2014	4,420,133	4,319,567	4,319,567
	(13.50% Cash)
Clearwater, FL 33765

	Revolving Line of Credit		14,940	14,940	14,940
	(9.70%; LIBOR +9.50% with 0.20% LIBOR floor)

	Common Equity Warrants			12,500	77,728
	(2.0% of fully diluted common equity)

Metal Fabricating & Finishing

Northeast Metal Works, LLC (5.7%)* 433 John Downey Drive	Senior Secured Term Loan, due 12/31/2017	12/31/2013	4,650,000	4,591,874	4,591,874
	(14.20%; LIBOR +14.00% with 0.20% LIBOR floor)
New Britain, CT 06051

	Revolving Line of Credit	12/31/2013	500,000	500,000	500,000
	(14.20%; LIBOR +14.00% with 0.20% LIBOR floor)

Novelty Shops

PD Products, LLC (5.3%)* 21350 Lassen Street Chatsworth, CA 91311	Junior Secured Subordinated Debt, due 10/04/2018	10/4/2013	4,875,080	4,798,704	4,722,021
	(12.00%; LIBOR +10.50% with 1.50% LIBOR floor)

Peekay Acquisition, LLC (Christals) (2.3%)* 590 Madison Ave	Senior Secured Term Loan, due 12/27/2015	12/31/2012	2,000,000	1,800,297	1,995,900
	(18.00%; 15.00% Cash/3.00% Accommodation Fee)
27th floor New York, NY 10022

	Common Equity Warrants (Christals Acquisition, LLC)			35,000	21,282
	(2.0% of fully diluted common equity)

	Common Equity Warrants (Christals Parent, LLC)			70,000	42,564
	(8.0% of fully diluted common equity)

Other Nondepository Credit Intermediation

WBL SPE I, LLC (1.7%)*	Senior Secured Term Loan, due 09/30/2016	9/30/2013	1,500,000	1,460,272	1,500,000
	(15.00% Cash)

WBL SPE II, LLC (1.3%)*	Senior Secured Term Loan, due 12/23/2016	12/23/2013	1,151,756	1,133,028	1,151,756
	(15.00% Cash)

World Business Lenders, LLC (0.2%)* 120 West 45th St 29th Floor New York, NY 10036	Common Equity (0.4% of fully diluted common equity)	12/23/2013		200,000	200,000

Out of Home Advertising

Brite Media LLC (6.7%)* 417 Montgomery Street Suite 200	Senior Secured Term Loan, due 04/24/2019	4/24/2014	6,000,000	5,911,479	5,911,479
	(10.25%; LIBOR +9.50% with 0.75% LIBOR floor)
San Francisco, CA 94104

	Revolving Line of Credit		-	-	-
	(10.25%; LIBOR +9.50% with 0.75% LIBOR floor)

	Common Equity			100,000	100,000
	(1.07% fully diluted common equity)

Pawn Retail Outlets

Pawn Plus, Inc. (4.4%)* 501 Abbott Drive Broomall, PA 19008	Senior Secured Term Loan, due 12/31/2016	12/31/2012	3,711,461	3,497,822	3,822,805
	(17.00%; the greater of 17.00% (15.00% Cash/2.00% PIK),
	or LIBOR +14.50% (12.50% Cash/2.00% PIK))

	Common Equity Warrants			133,524	117,181
	(3.9% of fully diluted common equity)

Pet Food Retail Stores

CP Holding Co., Inc. (Choice Pet) (5.7%)* 67 Newtown Road	Senior Secured Term Loan, due 02/28/2018	5/30/2013	5,153,441	5,060,306	5,153,440
	(14.75%; 12.00% Cash/2.75% PIK)
Danbury, CT 06810

Pharmaceutical Merchant Wholesaler

Insight Pharmaceuticals, LLC (1.7%)* 1170 Wheeler Way	Junior Secured Term Loan, due 08/25/2017	9/14/2011	1,544,828	1,536,112	1,544,828
	(13.25%; LIBOR + 11.75% with 1.50% LIBOR floor)
Suite 150
Langhorne, PA 19047

Real Estate Brokerage Services

Americana Holdings LLC (5.0%)* 2140 East Pebble Road	Junior Secured Term Loan, due 09/15/2018	9/16/2013	4,134,369	3,399,542	3,613,648
	(13.00% Cash)
Suite 160 Las Vegas, Nevada 89123

	Revenue Linked Security			842,329	873,034

Safety Consulting Services

Safety Services Acquisition Corp. (6.5%)* 7 West Second Street	Junior Secured Subordinated Debt, due 07/5/2017	4/5/2012	5,642,291	5,553,969	5,642,291
	(15.0%; 12.50% Cash/2.50% PIK)
Yuma, AZ 85364

	Preferred Equity			100,000	218,245
	(0.64% of fully diluted common equity)

Software Publishing

Optimal Blue (6.1%)* 5601 Democracy Drive Suite 245	Junior Secured Subordinated Debt, due 03/28/2018	12/18/2013	5,306,830	5,260,667	5,306,830
	(14.50%; 12.50% Cash/2.00% PIK)
Plano, TX 75024

	Common Equity			100,000	201,265
	(0.38% of fully diluted common equity)

Structured Finance

Shinnecock CLO 20061, Ltd. (2.7%)* 525 William Penn Place	CLO Subordinated Notes	3/7/2014	4,200,000	2,446,137	2,446,137
8th Floor Pittsburgh, PA 15259

Surveying & Engineering Services

SISD, Inc. (Garden State) (1.3%)* 25 East Spring Valley Ave	Senior Secured Term Loan, due 03/1/2019	12/4/2013	1,003,792	932,099	1,003,792
	(16.50%; LIBOR + 14.50% with 0.50% LIBOR floor/1.50% PIK)
Maywood, NJ 07607

	Common Equity Warrants			58,240	122,539
	(4.0% of fully diluted common equity)

Technology - Software

Applied Systems, Inc. 2nd Lien (0.6%)* 200 Applied Parkway	Junior Secured Term Loan, due 01/22/2022	1/15/2014	500,000	496,393	511,025
	(7.50%; LIBOR + 6.50% with 1.00% LIBOR floor)
University Park, IL 60484

Sybil Finance B.V. (AVAST Software) (2.2%)* Budejovická 1518/13A	Senior Secured Term Loan, due 03/20/2020	3/18/2014	1,975,000	1,984,560	1,977,469
	(5.00%; LIBOR + 4.00 with 1.00% LIBOR floor)
Prague 4 Michle 14000 Czech Republic

Urgent Care Facility Operator

Infinite Aegis Group, LLC (3.9%)* 4600 South Ulster St	Senior Secured Term Loan, due 07/31/2017	8/2/2013	3,960,334	3,832,347	3,457,437
	(18.19%; LIBOR + 15.00% Cash/3.00% PIK)
Suite 800 Denver, CO 80237

	Common Equity Warrants			77,522	-
	(3% of fully diluted common equity)

Total Investments in Non-controlled, Non-affiliated Portfolio Companies				87,474,846	88,991,772

Investments in Affiliated Portfolio Companies

Seafood Product Preparation and Packaging

Solex Fine Foods LLC (1.7%)* 424 Madison Avenue New York, NY 10017	Senior Secured Term Loan, due 12/28/2016	12/31/2012	$1,751,538	$1,620,059	$1,546,302
	(18.93%; LIBOR +12.50% Cash/3.29% PIK/
	2.97% Supplemental PIK)

	Common Equity			290,284	-
	(6.34% of fully diluted common equity)

	Common Equity Warrants			151,514	-
	(6.4% of fully diluted common equity)

Total Investments in Affiliated Portfolio Companies				2,061,857	1,546,302

Total Investments as of June 30, 2014 (100.9%)*				$89,536,703	$90,538,074

*	Value as a percentage of our net assets

(1)

Debt investments and the revenue linked security are income producing. Common equity and warrants are non-income producing. All investments other than Atrium Innovations, Inc., Avast Software, LNB Construction, Inc., Shinnecock CLO 2006-1, Ltd. WBL SPE I, LLC, WBL SPE II, LLC, and World Business Lenders, LLC are qualifying assets for purposes of Section 55(a) of the Investment Company Act of 1940, as amended.

(2)

For each loan, the Company has provided the interest rate in effect on the date presented, as well as the contractual components of that interest rate. In the case of the Company's variable or floating rate loans, the interest rate in effect takes into account the applicable LIBOR rate in effect on the date presented or, if higher, the applicable LIBOR floor.

 MANAGEMENT

Our business and affairs will be managed under the direction of our board of directors. Our board of directors consists of five members, three of whom are not “interested persons” of our Company or our investment adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent” as determined by our board of directors, consistent with the rules of The NASDAQ Capital Market. We refer to these individuals as our “independent directors.” Our board of directors elects our officers, who serve at the discretion of the board of directors.

Board of Directors and Executive Officers

Under our certificate of incorporation, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our board of directors may have the effect of delaying or preventing a change in control of our management. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our certificate of incorporation permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of the company as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors	Age	Position	Director Since	Expiration of Term
Joseph A. Jolson(2)	56	Chairman of the Board of Directors	2012	2016
Richard P. Buckanavage(2)	50	Director, Chief Executive Officer and President	2012	2016

(1)	Interested person of the Company due to his position as chairman and chief executive officer of JMP Group Inc. and JMP Group’s affiliation with our investment adviser.
(2)	Interested person of the Company due to his position as an officer of the Company.

Independent Directors	Age	Position	Director Since	Expiration of Term
Dorian B. Klein	56	Director	2013	2017
Jack G. Levin	67	Director	2013	2017
Richard A. Sebastiao	66	Director	2013	2015

The address for our directors is Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017.

Executive Officer Who Is Not Director

Information regarding our executive officer who is not director is as follows:

Name	Age	Position
Craig R. Kitchin	47	Chief Financial Officer, Chief Compliance Officer and Secretary

The address for Mr. Kitchin is JMP Credit Advisors LLC, 3440 Preston Ridge Road, Suite 350, Alpharetta, Georgia 30005.

Biographical Information

Independent Directors

Dorian B. Klein, Director. Mr. Klein has served as a member of our Board of Directors since January 2013. Mr. Klein is currently an Advanced Leadership Fellow at Harvard University and a member of its Faculty of Arts and Sciences. Mr. Klein has served as a Director of Investitori Associati, the largest Italy specific private equity fund, Ipotek Finans SA, and IpoCredit Holding NV since November 2000, November 2006, and January 2008, respectively, and as Chairman of Verida Credit IFN S.A., a regulated non-bank financial institution, since 2008. Mr. Klein was also a Managing Director and European Head of Structured and Principal Finance for Merrill Lynch from May 1995 to May 2000. From April 1991 to January 1995, Mr. Klein was a Managing Director and Head of the Asset Finance Group for Bankers Trust, which included the areas of structured finance, real estate finance, securitization, principal finance, trade finance, and project finance. In March 1989, Mr. Klein participated in forming The Transportation Group Ltd., an independent boutique investment bank, where Mr. Klein became the Head of its Tokyo office until March 1991. In September 1984, Mr. Klein joined Blyth Eastman PaineWebber in New York as an Associate and was subsequently transferred to London in June 1986 where he served as Vice President until March 1989. Mr. Klein is a graduate of Yale College, where he received his B.A. in Economics and Mathematics, and the Harvard Business School, where he earned his M.B.A. Mr. Klein’s experience as a director of a private equity firm and of non-bank financial institutions, as well as his background in investment banking and general expertise in capital markets, are among the reasons he is a valuable member of the Board of Directors.

Jack G. Levin, Director. Mr. Levin has served as a member of our Board of Directors since January 2013. Mr. Levin has more than 30 years of experience in securities law and finance, including venture capital, private equity and investment banking. For over 16 years, Mr. Levin held senior positions at Montgomery Securities (and its successor, Banc of America Securities, LLC), including as a partner and Director of Legal and Regulatory Affairs for Montgomery Securities from January 1983 to October 1997 and Managing Director, Legal for NationsBanc Montgomery Securities from October 1997 to April 1999. At Montgomery Securities, Mr. Levin was a member of the commitment, valuation and fairness opinion committees, on the board of directors of Montgomery Asset Management and provided oversight on legal and regulatory and financial matters. During that tenure, he was also the founder and managing member of MontWest Capital Partners, a private equity partnership between Montgomery Securities and Westinghouse Capital Corporation. From April 1999 to January 2000, Mr. Levin was an independent consultant. He then served as Executive Vice President and Director of Legal Affairs at NBC Internet Inc. from 2000 to 2001. In 2002, Mr. Levin co-founded and served as a managing member of Kalkhoven, Pettit, Levin & Johnson Ventures LLC, a venture capital partnership focused on early stage investment in the telecommunications industry. Subsequently, from February 2004 to March 2005, Mr. Levin served as Chief Operating Officer of Fox Paine & Company, LLC, a private equity firm. He also served as a Director of WJ Communications, Inc. from May 2004 to 2008. Mr. Levin is a retired member of the Bar of the State of New York. Mr. Levin received his undergraduate degree from Amherst College and his J.D. from Columbia University School of Law. Mr. Levin was selected as a member of the Board of Directors for, among other attributes, his experience in securities law and finance, including venture capital, private equity, and investment banking, and his executive, directorial, and founding roles at these ventures.

Richard A. Sebastiao, Director. Mr. Sebastiao has served as a member of our Board of Directors since January 2013. In December 1989, he founded RAS Management Advisors, Inc. and its predecessors (“RAS Management”), a crisis management and turnaround firm, and served as its president from such time until January 2008. While president of RAS Management, Mr. Sebastiao also served, on an interim basis, as the chief restructuring officer and/or chief executive officer of a number of entities that retained RAS Management in connection with their restructurings. In January 2008, he sold substantially all of the assets of RAS Management to RAS Management Advisors, LLC, an entity newly formed by certain former associates of RAS Management to carry on the business formerly conducted by RAS Management, and has served as a consultant to such newly formed entity since such time. From 2003 to 2012, Mr. Sebastiao has also served on the board of directors of ATC Associates, Inc., an environmental consulting firm. From December 2005 until April 2006, he served on the board of directors of CDI Holding Corp., a holding company for a regional chain of drug stores and convenience stores. In addition, from June 2005 to December 2009, Mr. Sebastiao served on the board of directors of Patriot Capital Funding, Inc., where he was chairman of the valuation committee and a member of the audit and compensation committees. Since April 2011, Mr. Sebastiao has served as a member of the board of directors of Orchard Brands. Mr. Sebastiao is a member of the Turnaround Management Association and the American Bankruptcy Institute, and was a CPA for a number of years. Mr. Sebastiao earned a B.S. in Business Administration from Northeastern University. Mr. Sebastiao strengthens the collective expertise of the Board of Directors in financial matters and overall business operations through his experience as a financial consultant focusing on turnaround situations and crisis management and experience in executive positions at public and private companies in a variety of industries.

Interested Directors

Joseph A. Jolson, Chairman of the Board of Directors. Mr. Jolson co-founded JMP Group Inc. (NYSE: JMP) in 1999 and is its Chief Executive Officer, chairman of the board of directors and a member of the executive committee. He is also the Chief Executive Officer of Harvest Capital Strategies and is a portfolio manager of Harvest Opportunity Partners II, L.P. Previously, he was a senior managing director and senior research analyst at Montgomery Securities, now Banc of America Securities, for 15 years. Prior to that, he was a consulting research analyst at Fidelity Management and Research in Boston in 1983 and 1984 and at Donaldson, Lufkin & Jenrette in New York from 1980 through 1982. He was named to Institutional Investor magazine's All-America Research Team for 10 consecutive years, between 1986 and 1995, for his coverage of the savings and loan industry and was also selected as an All-Star Analyst by the Wall Street Journal in the financial services category in 1996 and 1997. In addition, he was ranked as a top-five thrift analyst every year from 1985 through 1994 by Greenwich Associates. He received a B.A. degree from Yale University and a M.B.A. degree with distinction from The Wharton School at the University of Pennsylvania. As a result of these and other professional experiences, Mr. Jolson possesses extensive knowledge and has deep experience in managing investment companies, financial analysis, corporate governance, strategic planning, business evaluation and oversight, all of which strengthen the Board’s collective qualifications, skills and experience.

Richard P. Buckanavage, Director, Chief Executive Officer and President. Mr. Buckanavage is our co-founder and serves as our President and Chief Executive Officer. Prior to co-founding Harvest Capital Credit, Mr. Buckanavage co-founded in 2003, and served as President and Chief Executive Office and as a member of the board of directors of, Patriot Capital Funding, Inc., a publicly-traded business development company until its sale to Prospect Capital Corp. in 2009. Prior to co-founding Patriot Capital Funding, Mr. Buckanavage held several positions with GE Capital Corporation between 1999-2003, most recently as a managing director and head of debt capital markets where he was responsible for all domestic debt syndication and private placement activities for GE’s Global Sponsor Finance and Commercial Finance business units. Mr. Buckanavage completed two rotations at GE Plastics and GE Medical Systems earning a Six Sigma Black Belt designation in 2002. From 1995 to 1999, Mr. Buckanavage was a senior vice president and midwest region manager for Creditanstalt Corporate Finance, Inc., or “CCFI.” During that time, he was also a senior investment officer at Creditanstalt Small Business Investment Corporation, or “CSBIC,” CCFI’s private equity group that originated and managed a portfolio of non-controlling equity investments. CCFI and CSBIC were a “one-stop” capital source that focused on making investments in small and mid-sized companies in conjunction with private equity sponsors. In his capacities at CCFI and CSBIC, Mr. Buckanavage managed a portfolio of senior secured loans, subordinated debt and equity investments in excess of $1.2 billion. While at CSBIC, Mr. Buckanavage was also a member of the board of directors of several of CSBIC’s portfolio companies. His professional experience also includes various business development and portfolio management roles in the leveraged finance groups at Bank of America, and Fleet Bank and its predecessors. Mr. Buckanavage received a B.S. degree in finance from Central Connecticut University and a M.B.A. with a concentration in finance from Syracuse University. Mr. Buckanavage’s experience in managing business development companies and overseeing investment portfolios, as well as his familiarity with the operations of the Company, provides the Board with a valuable perspective.

Executive Officers Who Are Not Directors

Craig R. Kitchin, Chief Financial Officer, Chief Compliance Officer and Secretary. Mr. Kitchin serves as our Chief Financial Officer, Chief Compliance Officer and Secretary. Mr. Kitchin also serves as Chief Financial Officer for JMP Credit Advisors and sits on its Operating Committee. He joined JMP Credit Advisors’ predecessor, Cratos Capital Partners, as Chief Financial Officer shortly after the company’s inception in 2006 and was responsible for the administrative aspects of the company including capital raising, financial reporting, loan operations, accounting, tax, and human resources. Previously, Mr. Kitchin served from 1992 to 2006 in various capacities at Jameson Inns, Inc., a publicly traded hotel company with 1,700 employees and over 100 properties, including from 1998 to 2006 as President, Chief Financial Officer and a member of the board of directors. While at Jameson Inns, Inc., he was instrumental in the company’s initial public offering in 1994 and led numerous subsequent debt and follow-on equity offerings. Mr. Kitchin received a B.S. degree in finance from Santa Clara University and a M.B.A. with concentrations in accounting and finance from the University of Chicago.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times.

Presently, Mr. Jolson serves as the chairman of our Board of Directors. As noted above, Mr. Jolson is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Jolson’s history with our company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Jolson’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit and Nominating and Corporate Governance Committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet with in executive session, for administering our compliance policies and procedures. While certain non-management members of our Board of Directors currently participate on the boards of directors of other public companies, we do not view their participation as excessive or as interfering with their duties on our Board of Directors.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail, the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Compensation Committee’s risk oversight responsibilities include reviewing and approving the reimbursement by the Company of the compensation of the Company’s chief financial officer and chief compliance officer and their respective staffs.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Company’s chief compliance officer. The Board of Directors annually reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the company and its service providers. The chief compliance officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of the company since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer meets in executive session with the independent directors.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Committees of the Boards of Directors

Our board of directors has established an audit committee, a nominating and corporate governance committee, a valuation committee and a compensation committee. The members of each committee have been appointed by our board of directors and serve until their successor is elected and qualifies, unless they are removed or resign. During 2013, our board of directors held eight board of directors meetings, five audit committee meetings, three nominating and corporate governance committee meetings, eight valuation committee meetings and two compensation committee meetings. All directors attended at least 75.0% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The Audit Committee will be responsible for selecting our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The members of the Audit Committee are Messrs. Sebastiao, Klein, and Levin, each of whom meets the independence standards established by the SEC and NASDAQ for audit committees and is independent for purposes of the 1940 Act. Mr. Sebastiao serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Sebastiao is an “audit committee financial expert” as defined under 407 of Regulation S-K of the Exchange Act.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Klein, Levin, and Sebastiao, each of whom meets the independence standards established by the SEC and NASDAQ and is independent for purposes of the 1940 Act. Mr. Levin serves as the chairman of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the advance notice and other provisions of our Bylaws and any other applicable law, rule, or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to our secretary, Craig R. Kitchin, at Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017, Attention: Corporate Secretary. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address, and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among other factors, the extent to which each nominee:

●	is of the highest character and integrity and has an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

●	is free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

●

is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof (including developing and maintaining sufficient knowledge of the Company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and

●	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

The Nominating and Corporate Governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board’s annual-self assessment, the members of the nominating and corporate governance committee will evaluate the membership of the board of directors and whether the board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience to enhance the effectiveness of and strengthen the Board of Directors and its committees.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board, but the Nominating and Corporate Governance Committee retains the authority to retain any such search firm.

Compensation Committee

The Company formed a Compensation Committee in March 2014. The Compensation Committee will be responsible for reviewing and approving the reimbursement by the Company of the compensation of the Company’s chief financial officer and chief compliance officer and their respective staffs. The current members of the Compensation Committee are Messrs. Klein, Levin, and Sebastiao, each of whom meets the independence standards established by the SEC and NASDAQ for compensation committees and is independent for purposes of the 1940 Act. Mr. Klein serves as the chairman of the Compensation Committee. As discussed below, none of our executive officers are directly compensated by the Company.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash(1)(2)	Total
Interested Directors
Joseph A. Jolson	--	--
Richard P. Buckanavage	--	--
Independent Directors
Dorian B. Klein	$30,000	$30,000
Jack G. Levin	33,750	33,750
Richard A. Sebastiao	33,750	33,750

(1) For a discussion of the independent directors’ compensation, see below.

(2) We do not maintain a stock or option plan, non-equity incentive plan, or pension plan for our directors.

For the fiscal year ended December 31, 2013, the independent directors received an annual fee of $25,000, payable once per year. The independent directors also received an annual fee of $7,500 for membership on each of the Audit Committee and Nominating and Corporate Governance Committee. In addition, the chairmen of each of the Audit Committee and the Nominating and Corporate Governance Committee received an additional annual fee of $5,000 for their additional services in these capacities. The independent directors were also reimbursed for their reasonable out-of-pocket expenses incurred in attending board and committee meetings. No compensation was paid to directors who are interested persons of us as defined in the 1940 Act.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser are paid by our investment adviser. Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our officers, directors and employees. The compensation of Mr. Kitchin, our chief financial officer, chief compliance officer and secretary, will be paid by our administrator JMP Credit Advisors, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that JMP Credit Advisors outsources any of its functions as administrator we will pay the fees associated with such functions on a direct basis without profit to JMP Credit Advisors. For the fiscal year ended December 31, 2013, we reimbursed JMP Credit Advisors approximately $275,001, which consisted of the administrative services expense attributable to our predecessor, Harvest Capital Credit LLC, before our initial public offering and the Company after our initial public offering, for the allocable portion of compensation expenses incurred by JMP Credit Advisors on behalf of our chief financial officer, chief compliance officer and other support personnel, pursuant to our administration agreement. Under the administration agreement, the payments required to be made to the administrator during the first year of the term of the agreement (from April 29, 2013 to April 29, 2014) were capped such that the amounts payable to the administrator would not, and did not, exceed $275,000. For the period from our initial public offering to December 31, 2013, the Company applied the annual cap on a proportionate basis over that period, which resulted in an administrative services expense of $185,001. The actual administrative services expense that would have been payable to JMP Credit Advisors for that period exceeded this proportionate share of the cap by approximately $200,000. The existence of a cap, and the determination of a proper cap amount, in subsequent years will be determined by the mutual agreement of the independent members of our board of directors, on our behalf, and the administrator. For each of the quarters ending June 30, September 30, and December 31, 2014, the Company has negotiated a new cap with JMP Credit Advisors of $150,000 for each such quarter.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser and the investment committee of our investment adviser. HCAP Advisors will serve as our investment adviser and, subject to the overall supervision of our board of directors, the principals of our investment adviser described below will manage our day-to-day operations and provide investment advisory and management services to us.

Investment Committee

The investment committee of our investment adviser is responsible for our investments and meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our investment adviser on our behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by our investment adviser and monitors the performance of our investment portfolio.

Each investment opportunity requires the approval of three of the five members of the investment committee responsible for advising us and must include the approval of both Messrs. Jolson and Buckanavage. Follow-on investments in existing portfolio companies will require similar approval.

Information regarding members of the investment committee who are not also members of our board of directors is as follows:

Carter D. Mack. Mr. Mack is a co-founder of JMP Group Inc. and serves as its President. He is also a member of the executive committee of JMP Group Inc. and serves on its board of directors. From JMP Group Inc.’s inception in 1999 through 2010, Mr. Mack served as Director of Investment Banking at JMP Securities, and from 2007 through 2010, he additionally served as Co-President of JMP Securities. Prior to co-founding JMP Group Inc., Mr. Mack served as a Managing Director in the financial services investment banking group at Montgomery Securities, now Banc of America Securities, from 1996 to 1999. He previously spent five years in investment banking at Merrill Lynch focused on financial institutions. During his career, Mr. Mack has been involved in corporate finance and merger and acquisition transactions totaling more than $40 billion in value. Mr. Mack holds an M.B.A. from the UCLA Anderson School of Management and a B.A. from the University of California

Ryan T. Magee. Mr. Magee joined our investment adviser in December 2010. Prior to joining our investment adviser, Mr. Magee was a vice president and team leader at Patriot Capital Funding, a publicly-traded business development company, and its successor, Prospect Capital Corporation, from 2005 to 2010. While at Patriot Capital Funding, his responsibilities included originating, structuring, underwriting and monitoring debt and equity investments. He joined Patriot Capital Funding shortly after its initial public offering and was instrumental in helping to grow the firm to over 30 portfolio companies and $200 million in mezzanine investments by the time it was acquired in December 2009. Prior to joining Patriot Capital Funding, from 2000 to 2005 he was with GE’s Global Sponsor Finance group where he was responsible for underwriting and monitoring a portfolio of debt and equity investments. Mr. Magee is a graduate of the Financial Management Program at GE Capital, and received a B.S. in Business Administration from Bucknell University, graduating summa cum laude.

Bryan B. Hamm. Mr. Hamm is President of JMP Credit Advisors and portfolio manager of its collateralized loan obligation. He is also a member of JMP Credit Advisors’ investment committee. Mr. Hamm has more than 20 years of experience in leveraged finance, asset-based, and distressed agented and syndicated middle-market secured lending transactions covering a broad range of industries. During his career, he has overseen approximately $2.5 billion of distressed lending transactions. Prior to co-founding Cratos Capital Partners, the predecessor to JMP Credit Advisors, in May 2006, Mr. Hamm held a variety of senior management positions throughout a 14-year career at Wells Fargo Foothill, Inc. As an Executive Vice President, he served as a member of that firm’s investment committee from 2000 through 2006. Mr. Hamm received his undergraduate degree from the University of Massachusetts and is a Certified Public Accountant.

Investment Professionals

The principals of our investment adviser, Messrs. Buckanavage and Magee, are responsible for our day-to-day management. They are supported by Douglas B. Lancey, an investment professional at our investment adviser, and expect to draw upon the resources of JMP Group, including its investment professionals as well as finance and operational professionals, in connection with our investment activities. Information regarding Mr. Lancey is set forth below.

Douglas B. Lancey has been an investment professional at our investment adviser since July, 2012. Before joining our investment adviser, Mr. Lancey worked at Evolution Media Capital, an investment banking firm providing M&A advisory services to the professional sports, media and entertainment industries. He previously served as an associate at HighPoint Capital, where he participated in the origination, structuring and execution of senior and second lien loans in support of private equity-sponsored leveraged buyouts. He began his career at NewStar Financial as an analyst in the originations group. Mr. Lancey holds an M.B.A. from the Fordham University Graduate School of Business. During his tenure at Fordham, he also studied at China’s Peking University as part of the Beijing International M.B.A. program. He holds a B.A. from the University of Massachusetts.

We are also able to access additional investment resources through JMP Credit Advisors and JMP Group, as needed. Through our administration agreement, for example, we are able to utilize the logistical expertise of JMP Credit Advisors to facilitate the execution of our investments, including through the considerable experience of Renee Lefebvre. Ms. Lefebvre is a Managing Director of JMP Credit Advisors and is JMP Credit Advisors’ Chief Administrative Officer, overseeing loan operations, compliance and reporting. Prior to joining Cratos Capital Partners, the predecessor to JMP Credit Advisors, she served from 1996 to 2006 as a senior underwriter, senior account executive and senior auditor at Wells Fargo Foothill, Inc., where she underwrote numerous complex transactions and managed a portfolio of distressed credits. Ms. Lefebvre began her banking career at Shawmut Bank after working in the wholesale distribution industry and serving three years in the U.S. Army. Ms. Lefebvre holds an undergraduate degree summa cum laude in Accounting from Wichita State University.

The partners and investment professionals of our investment adviser and the members of the investment committee of our investment adviser that will support us will not be employed by us, and will receive no compensation from us in connection with their activities.

The following table shows the dollar range of our common stock to be beneficially owned by each member of our investment adviser’s investment committee as of August 22, 2014:

Dollar Range of Equity Securities
Member of Investment Committee	In Us(1)(2)(3)
Joseph A. Jolson	Over $1,000,000
Richard P. Buckanavage	$500,001 - $1,000,000
Carter D. Mack	$100,001 - $500,000
Bryan n B. Hamm	$10,001 - $50,000
Ryan T. Magee	$50,001 - $100,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or Over $1,000,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $13.79 on August 22, 2014 on the NASDAQ Capital Market.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

HCAP Advisors serves as our investment adviser pursuant to an investment advisory and management agreement. Our investment adviser is registered as an investment adviser under the Investment Advisers Act of 1940. Subject to the overall supervision of our board of directors, HCAP Advisors manages the day-to-day operations of, and provide investment advisory and management services to, us.

 Under the terms of our investment advisory and management agreement, HCAP Advisors:

●	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

●	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes; and

●	closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

HCAP Advisors’ services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Under the investment advisory and management agreement, HCAP Advisors also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

Management Fee

Pursuant to our investment advisory and management agreement, we pay HCAP Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee. Our investment adviser agreed to waive its incentive fee from the period beginning with our initial public offering through March 31, 2014, to the extent required to support a minimum annual dividend yield of 9% (paid on a monthly basis) based on our initial public offering price per share of $15.00.

 Base Management Fee. The base management fee is calculated at an annual rate of 2.0% on our gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion, and is payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes all assets, including any assets acquired with the proceeds of leverage, but excludes cash and cash equivalents. Our investment adviser benefits when we incur debt or use leverage. For services rendered under the investment advisory and management agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. Base management fees for any partial quarter will be appropriately prorated.

Incentive Fee. The incentive fee has two parts, as follows:

One component is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and is 20% of the amount, if any, by which our pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it is easier for our investment adviser to surpass the hurdle rate and receive an incentive fee based on net investment income. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to First Component of Incentive Fee

The second component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2013, and equals 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to our investment adviser.

Examples of Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee before Total Return Requirement Calculation:

Assumptions

●	Hurdle rate(1) = 2.0%
●	Management fee(2) = 0.50%
●	Other expenses (legal, accounting, custodian, etc.)(3) = 0.20%

Alternative 1

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 1.25%
●	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.55%
●	Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 3.0%
●	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.30%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee. Incentive fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (pre-incentive fee net investment income – 2.5%)))

=	(100.0% x (pre-incentive fee net investment income – 2.0%)) + 0%
=	(100.0% x (2.30% – 2.0%))
=	100.0% x 0.30%
=	0.30%

Alternative 3

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 3.50%
●

Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.8625% Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (pre-incentive fee net investment income – 2.5%)))

=	(100% x (2.5% – 2.0%)) + (20% x (2.8625% – 2.5%))
=	.50% + (20% x .3625%)
=	.50% + .0725%
=	0.5725%

(1)	Represents 8.0% annualized hurdle rate.
(2)

Represents 2.00% annualized management fee based on the assumption that our gross assets are not above $350 million. The annual rate at which our management fee is calculated is dependent upon the size of our gross assets, with the management fee being 2.0% on our gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion.

(3)	Excludes organizational and offering expenses.

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:

Alternative 1:

Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 3.50%
o	Hurdle rate(1) = 2.0%
o	Management fee(2) = 0.50%
o	Other expenses (legal, accounting, custodian, etc.)(3) = 0.20%
●	Pre-incentive fee net investment income (investment income – (management fee + other expenses) = 2.80%

●

Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000 20% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $8,000,000

Although our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters.

Alternative 2:

Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 3.50%
o	Hurdle rate(1) = 2.0%
o	Management fee(2) = 0.50%
o	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
o	Pre-incentive fee net investment income (investment income – (management fee + other expenses) = 2.80%
o

Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000 20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $10,000,000

Because our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)	Represents 8.0% annualized hurdle rate.
(2)

Represents 2.00% annualized base management fee based on the assumption that our gross assets are not above $350 million. The annual rate at which our management fee is calculated is dependent upon the size of our gross assets, with the management fee being 2.0% on our gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion.

(3)	Excludes organizational and offering expenses.
(4)

The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 3: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

●	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
●	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million
●	Year 3: FMV of Investment B determined to be $25 million
●	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

●	Year 1: None
●	Year 2: Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

●	Year 3: None; $5.0 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)
●	Year 4: Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

●	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
●	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
●	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
●	Year 4: FMV of Investment B determined to be $24 million
●	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

●	Year 1: None
●	Year 2: Capital gains incentive fee of $5.0 million; 20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)
●

Year 3: Capital gains incentive fee of $1.4 million; $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million capital gains fee received in Year 2

●	Year 4: None
●

Year 5: None; $5.0 million of capital gains incentive fee (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Our investment adviser agreed to waive its incentive fee from the period beginning with our initial public offering through March 31, 2014, to the extent required to support a minimum annual dividend yield of 9% (paid on a monthly basis) based on our initial public offering price per share of $15.00. The above examples of the calculation of the incentive fee do not take this fee waiver into account given that it is unknown at this time whether such fee waiver will be triggered.

Payment of Our Expenses

The compensation and routine overhead expenses of the investment professionals and staff of HCAP Advisors is provided and paid for by HCAP Advisors. We bear all other costs and expenses of our operations and transactions, including those relating to:

●	our organization;

●	calculating our net asset value (including the cost and expenses of any independent valuation firms);

●

expenses, including travel expense, incurred by HCAP Advisors or payable to third parties performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

●	interest payable on debt, if any, incurred to finance our investments;

●	the costs of all offerings of our stock and other securities, if any;

●	the base management fee and any incentive management fee;

●	distributions on our shares;

●	administration fees payable under our administration agreement;

●	the allocated costs incurred by HCAP Advisors in providing managerial assistance to those portfolio companies that request it;

●	amounts payable to third parties relating to, or associated with, making investments;

●	transfer agent and custodial fees;

●	registration fees;

●	listing fees;

●	taxes;

●	independent director fees and expenses;

●	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

●	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

●	indemnification payments;

●	direct costs and expenses of administration, including audit and legal costs; and

●

all other expenses reasonably incurred by us or our administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and the allocable portions of the cost of our chief financial officer and chief compliance officer and their respective staffs.

Limitation of Liability and Indemnification

The investment advisory and management agreement provides that HCAP Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment advisory and management agreement. The investment advisory and management agreement also provides for indemnification by us of HCAP Advisors’s members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Board Approval of the Investment Advisory and Management Agreement

Our board of directors approved the investment advisory and management agreement at its first meeting, held on January 17, 2013. In its consideration of the investment advisory and management agreement, the board of directors focused on information it had received relating to, among other things, (a) the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to our investment adviser from its relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment advisory and management agreement; (f) the organizational capability and financial condition of our investment adviser; and (g) various other factors.

 Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates and terms are reasonable in relation to the services to be provided and approved the investment advisory and management agreement as being in the best interests of our stockholders.

Duration and Termination

The investment advisory and management agreement was executed as of April 29, 2013. Unless earlier terminated as described below, the investment advisory and management agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other party. See “Risk Factors — Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.”

Organization of the Investment Adviser

HCAP Advisors is a Delaware limited liability company. The principal executive offices of HCAP Advisors are located at 767 Third Avenue, 25th Floor, New York, New York 10017.

ADMINISTRATION AGREEMENT

JMP Credit Advisors serves as our administrator. Pursuant to an administration agreement, JMP Credit Advisors furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, the administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, the administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of the administrator’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. Under the administration agreement entered into in conjunction with our initial public offering, JMP Credit Advisors agreed to cap the amounts payable by the Company to $275,000 during the first year of the agreement. Since the $275,000 cap expired on April 29, 2014, the Company negotiated a new cap with JMP Credit Advisors of $150,000 for each of the quarters ending June 30, September 30, and December 31, 2014. The existence of a cap, and the determination of a proper cap amount, in subsequent years will be determined by the mutual agreement of the independent members of our board of directors, on our behalf, and the administrator. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, JMP Credit Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the administrator’s services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

We have entered into a license agreement with an affiliate of JMP Group pursuant to which it has agreed to grant us a non-exclusive, royalty-free license to use the name “Harvest.” Under this agreement, we have a right to use the “Harvest” name for so long as an affiliate of JMP Group remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Harvest” name.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company is party to an investment advisory and management agreement with HCAP Advisors, in which certain of the Company’s directors and executive officers have ownership and financial interests. Under the investment advisory and management agreement, the Company pays HCAP Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

The principals of our investment adviser may also serve as principals of other investment managers affiliated with our investment adviser that may manage investment funds with investment objectives similar to ours. In addition, HCAP Advisors or its officers and employees may in the future similarly serve entities that operate in the same or related lines of business as we do. Accordingly, they may in the future have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in our best interests. As a result, HCAP Advisors may in the future face conflicts in the allocation of investment opportunities to us and other funds and clients. However, our investment adviser intends in such event to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other future client of our investment adviser. An investment opportunity that is suitable for multiple clients of our investment adviser may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act, if applicable. There can be no assurance that HCAP Advisors’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

In addition, the Company may apply to the SEC for exemptive relief to enable us to co-invest with other funds accounts and vehicles managed by HCAP Advisors or its affiliates in privately-placed securities and other investments. If we apply for such relief, there are no assurances that we will receive the requested relief and any such order will be subject to certain terms and conditions. Unless and until such relief is obtained, we may be precluded from one or more investments that we otherwise might choose to make to the extent such investment is identified by HCAP Advisors but allocated to a fund account or vehicle managed by HCAP Advisors or an affiliate of HCAP Advisors. This, in turn, could adversely affect the pace at which our investment adviser is able to invest our assets and, consequently, our performance.

The Company is also party to an administration agreement with JMP Credit Advisors, which is an affiliate of HCAP Advisors. Under the administration agreement, JMP Credit Advisors provides the Company with the office facilities and administrative services necessary to conduct its day-to-day operations. Payments under the administration agreement are equal to an amount based upon the Company’s allocable portion of the administrator’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

HCAP Advisors, our investment adviser, and JMP Credit Advisors, our administrator, are also affiliates of JMP Group. JMP Group is a full-service investment banking and asset management firm. Certain members of JMP Group, along with members of HCAP Advisors, founded the Company’s predecessor fund, HCC LLC, in September 2011. JMP Group currently owns equity in the Company, and through its wholly owned subsidiaries, JMP Group owns a majority of HCAP Advisors and wholly owns JMP Credit Advisors. Our chairman of the board of directors has a financial interest in and also serves as the chairman and chief executive officer of JMP Group.

Before the Company’s acquisition of HCC LLC and initial public offering in May 2013, JMP Group’s wholly owned subsidiary JMP Group LLC provided HCC LLC with the JMP Facility, a revolving credit facility, provided pursuant to a loan agreement dated as of August 24, 2011. On March 25, 2013, in advance of the Company’s acquisition of HCC LLC and initial public offering, the Company and HCC LLC entered into an amendment to the JMP Facility with JMP Group LLC, which became effective following the completion of the Company’s initial public offering and the satisfaction of certain other closing conditions. The JMP Facility, as so amended, provided up to an aggregate of $50.0 million of revolving borrowings. Borrowings under the secured revolving credit facility bore interest at an annual rate equal to either (i) LIBOR + 4.50% or (ii) the Prime Rate + 2.25%, at the Company’s election and subject to increases during a default under the JMP Facility. Under the JMP Facility, as so amended, the Company was required to pay JMP Group an amendment fee in the amount of $100,000 if the amended facility was not terminated and repaid in full within 30 days of the date of the amendment. When the amended facility was not terminated and repaid in full within this period, however, JMP Group agreed to waive the amendment fee that the Company was otherwise required to pay. On October 29, 2013, in conjunction with securing and entering into a new credit facility with certain third-party lenders, the Company terminated the JMP Facility.

In connection with the Company’s initial public offering in May 2013, JMP Securities LLC, a subsidiary of JMP Group, was one of the book-running underwriters and received an estimated $420,000 of compensation for its services. In the future, JMP Securities LLC or its affiliates may provide the Company with various financial advisory and investment banking services, for which they would receive customary compensation. Also in connection with the Company’s initial public offering, HCAP Advisors LLC paid the underwriters a portion of the sales load in the amount of $2.5 million, or $0.7353 per share, but the Company was not and is not obligated to repay the portion of the sales load paid by HCAP Advisors LLC.

The Company is party to a license agreement with Harvest Capital Strategies, a subsidiary of JMP Group, pursuant to which Harvest Capital Strategies has agreed to grant the Company a non-exclusive, royalty-free license to use the name “Harvest.” Under this agreement, the Company will have a right to use the “Harvest” name for so long as Harvest Capital Strategies or one of its affiliates remains the Company’s investment adviser.

The Company is party to a registration rights agreement with JMP Group for the benefit of certain holders of the Company’s common stock, including certain officers and directors, pursuant to which we are required to register the shares of our common stock, including shares of our comment stock issuable upon the exercise of our outstanding warrants, for resale under the Securities Act. Under the terms of the registration rights agreement, which was entered into in August 2011, in connection with the commencement of our operations and before our IPO, the Company was required to file a resale registration statement under the Securities Act to register the resale of such shares on or before August 7, 2013, and to have such registration statement declared effective by the SEC on or before December 5, 2013, subject to certain exceptions, which the Company has relied upon in not filing such a registration statement. Also, due to certain provisions of its Credit Facility, the Company is effectively restricted from filing such a registration statement on behalf of certain persons.

In connection with the merger of HCC LLC with and into the Company in May 2013, the Company succeeded to all of the assets and liabilities of HCC LLC, including a potential obligation to pay HCC LLC’s investment adviser, Harvest Capital Strategies, LLC, an affiliate of JMP Group, a capital gains incentive fee based on the net unrealized appreciation in HCC LLC’s investment portfolio at the time of the merger. An expense for the incentive fee in the amount of $0.5 million was accrued in HCC LLC's financial statements at the time of the merger and, accordingly, reduced the value of HCC LLC in the merger. The right to receive such incentive fee, if any, was assigned by HCS to HCAP Advisors LLC after the merger. As a result, the Company may be obligated to pay a capital gains incentive fee on the acquired investment assets when and if such fee would have become payable under the terms of the investment advisory agreement that HCC LLC had entered into with HCS (and irrespective of HCAP Advisors’ agreement to waive its incentive fees from the period beginning with the Company’s initial public offering through March 31, 2014 to the extent required to support a minimum annual dividend yield of 9%).

In connection with the merger of HCC LLC with and into the Company in May 2013, the Company also entered into warrant agreements with certain of the Company’s directors and executive officers and JMP Group LLC, a subsidiary of JMP Group, to purchase shares of the Company’s common stock. The warrant agreements were entered into to memorialize and reflect that after the merger warrants that were exercisable to purchase membership interests in HCC LLC would be exercisable to purchase shares of the Company’s common stock. The exercise price of the warrants was also adjusted so as not to be below the initial public offering price of the Company’s common stock.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of August 22, 2014, the beneficial ownership of each director, each executive officer, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of August 22, 2014 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 6,193,735 shares of common stock outstanding as of August 22, 2014.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder. Unless otherwise indicated, the address of all executive officers and directors is c/o Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, NY 10017.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class
Interested Directors:
Joseph A. Jolson(2)(3)	415,827	6.6%
Richard P. Buckanavage(4)	37,671	*
Independent Directors:
Dorian B. Klein	--	--
Jack G. Levin	--	--
Richard A. Sebastiao	7,070	*
Executive Officer:
Craig R. Kitchin	3,288	*
All officers and directors as a group (six persons)	463,856	7.4%
5% Holders
JMP Group, Inc.(5)	835,837	13.2%
Joseph A. Jolson(2)(3)	415,827	6.6%
FMR LLC(6)	323,800	5.2%

*	Represents less than 1.0%.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

(2)

The total number of shares reported includes (i) 306,587 shares owned by the Joseph A. Jolson 1991 Trust, of which Mr. Jolson is the trustee; (ii) 35,768 shares owned by The Jolson Family Foundation, of which foundation Mr. Jolson is President and Treasurer and over which shares Mr. Jolson has voting and investment power, but no pecuniary interest; and (iii) 5,000 shares owned by Mr. Jolson’s daughter, and over which shares Mr. Jolson has voting and investment power.

(3)

Includes warrants to purchase 68,472 shares of our common stock at an exercise price of $15.00 per share, specifically consisting of warrants to purchase 61,318 of such shares of our common stock that are owned by the Joseph A. Jolson 1991 Trust described above and warrants to purchase the remaining 7,154 shares of our common stock that are owned by The Jolson Family Foundation described above.

(4)	Includes warrants to purchase 2,107 shares of our common stock at an exercise price of $15.00 per share.

(5)

Consists of (i) 695,362 shares of our common stock held directly held by JMP Securities LLC, and (ii) a warrant to purchase 140,475 shares of our common stock held by JMP Group LLC. JMP Securities LLC is a direct, wholly owned subsidiary of JMP Group LLC, and JMP Group LLC is a direct, wholly owned subsidiary of JMP Group Inc. Accordingly, JMP Group Inc. may be deemed to share voting and dispositive power over these securities. The principal address for JMP Group, Inc., JMP Securities LLC, and JMP Group LLC is 600 Montgomery Street, Suite 1100, San Francisco, California 94111.

(6)

Fidelity Management & Research Company, or “Fidelity,” a wholly owned subsidiary of FMR LLC and an investment adviser, is the beneficial owner of the 323,800 shares of the Company’s common stock as a result of acting as investment adviser to various registered investment companies. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and their related funds each has sole power to dispose of the 323,800 shares owned by the Funds. The principal address of FMR LLC and Fidelity is 245 Summer Street, Boston, Massachusetts 02210.

The following table sets forth, as of August 22, 2014, the dollar range of our equity securities that is beneficially owned by each of our directors and executive officers.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Joseph A. Jolson	Over $100,000
Richard P. Buckanavage	Over $100,000
Independent Directors:
Dorian B. Klein	None
Jack G. Levin	None
Richard A. Sebastiao	$50,001 - $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $13.79 on August 22, 2014 on the NASDAQ Capital Market.

(3)	The dollar range of equity securities beneficially owned are none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our common stock will be determined quarterly by dividing the value of our total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made. We will conduct the valuation of our assets, pursuant to which our net asset value will be determined, at all times consistent with GAAP and the 1940 Act.

In calculating the fair value of our total assets, investments for which market quotations are readily available will be valued at such market quotations, which will generally be obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days that are not credit impaired will be valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

We expect that there will not be a readily available market value for a substantial portion of our portfolio investments, and we will value those debt and equity securities that are not publicly traded or whose market value is not ascertainable, at fair value as determined in good faith by the board of directors pursuant to a valuation policy that is in accordance with GAAP and the 1940 Act and pursuant to a valuation process approved by our board of directors. Our board of directors may employ independent third party valuation firms to assist in determining fair value.

In accordance with authoritative accounting guidance, we perform detailed valuations of our debt and equity investments on an individual basis, using market, income, and bond yield approaches as appropriate. In general, we utilize a bond yield method for the majority of our debt investments, as long as it is appropriate. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, or, in certain cases, an alternative methodology potentially including an asset liquidation or expected recovery model. For our equity investments, we generally utilize the market and income approaches.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information to benchmark appropriate discount rates in the valuation process.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on projections of the future free cash flows of the business. The discount rates used are determined based upon the portfolio company's weighted average cost of capital.

The types of factors that the board of directors may take into account in determining fair value include: comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the company will consider the pricing indicated by the external event to corroborate the private equity valuation.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

●

Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

●	Preliminary valuation conclusions will then be documented and discussed with our senior management and our investment adviser;

●	The audit committee of our board of directors will then review these preliminary valuations;

●	At least once annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm; and

●

The board of directors will then discuss valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of our investment adviser, the independent valuation firm and the audit committee.

Due to the inherent uncertainty in determining the fair value of investments that do not have a readily observable fair value, and the subjective judgments and estimates involved in those determinations, the fair value determinations by our board of directors, even though determined in good faith, may differ materially from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Determinations in connection with offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an applicable committee of our board of directors will consider the following factors, among others, in making such determination:

●	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

●

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

●

the magnitude of the difference between (i) the net asset value of our common stock most recently disclosed by us and our management’s assessment of any material change in the net asset value of our common stock since that determination, and (ii) the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our cash distributions and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors. Market price per share on that date will be the closing price for such shares on the NASDAQ Capital Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal income tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the amount treated as a distribution for federal income tax purposes. The amount of the distribution for federal income tax purposes will be equal to the fair market value of the stock received. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account. See “Material U.S. Federal Income Tax Considerations.”

The plan may be terminated by us upon notice in writing mailed to each participant. All correspondence concerning the plan should be directed to the plan administrator by mail at Plan Administrator c/o American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

If you withdraw or the plan is terminated, the plan administrator will continue to hold your shares in book-entry form unless you request that such shares be sold or issued. Upon receipt of your instructions, a certificate for each whole share in your account under the plan will be issued and you will receive a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information

DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of our common stock, preferred stock, subscription rights, warrants, and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Delaware General Corporation Law and our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Under the terms of our certificate of incorporation, our authorized capital stock consists solely of 100,000,000 shares of common stock, par value $0.001 per share, and 2,000,000 shares of preferred stock, par value $0.001 per share. Our common stock is listed on the NASDAQ Capital Market under the ticker symbol “HCAP.” In addition, as of August 22, 2014, we had warrants outstanding to purchase an aggregate of 338,770 shares of our common stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of capital stock as of August 22, 2014:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for Its Account	(4) Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	100,000,000	—	6,193,735
Preferred Stock	2,000,000	—	—

Common stock

Under the terms of our certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends, and voting. When they are issued, shares of our common stock will be duly authorized, validly issued, fully paid, and non-assessable. Distributions may be paid to the holders of our common stock if, as, and when declared by our board of directors out of assets legally available therefor, subject to any preferential dividend rights of outstanding preferred stock. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, including the election of directors, and do not have cumulative voting rights. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Upon our liquidation, dissolution, or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges, and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges, and liquidation preferences of each series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock, and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions, and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Warrants

As of August 22, 2014, we had warrants outstanding to purchase an aggregate of 338,770 shares of common stock. The warrants are generally exercisable for a term of three years from the date of issuance and have an estimated exercise price per share that ranges from $15.00 to $15.13, subject to standard adjustments for stock splits, stock dividends, reclassifications and reorganizations.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Under our certificate of incorporation, we have agreed to indemnify, to the fullest extent authorized by the Delaware General Corporation Law, any person who was or is involved in any actual or threatened action, suit, or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding, except in cases in which the indemnitee did not act in good faith with the reasonable belief that his or her conduct was in, or not opposed to, the best interest of the Company or the indemnitee’s conduct constituted gross negligence, bad faith, reckless disregard, or willful misconduct. Our certificate of incorporation also provides for the advancement of expenses incurred by a director or officer in advance of a final disposition of a proceeding, upon the receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event it is ultimately determined that he or she is not entitled to indemnification. In addition, our certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for liability under Section 174 of the Delaware General Corporation Law (which relates to the unlawful payment of a dividend or an unlawful stock purchase or redemption), or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification, advancement of expenses, and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not include in its certificate of incorporation or bylaws a provision that would protect a director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law provides that the indemnification and advancement of expenses permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders, or otherwise. Our certificate of incorporation similarly provides that the indemnification and advancement of expenses provided for in the certificate of incorporation shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled under any law, agreement, vote of the stockholders or disinterested directors, or otherwise.

Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner or certain other conditons are satisfied. A “business combination” includes certain mergers, asset sales, and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her, or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

Our certificate of incorporation and bylaws provide that:

●	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

●

directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock then outstanding and entitled to vote, voting together as a single class; and

●

any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board of directors, may only be filled by the board of directors, provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum, or by the sole remaining director.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our certificate of incorporation and bylaws also provide that:

●

any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

●	special meetings of the stockholders may only be called by our board of directors, chairman, or chief executive officer.

Our bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the outstanding shares entitled to vote is required to amend a corporation’s certificate of incorporation, unless a corporation’s certificate of incorporation requires a greater percentage. Delaware’s corporation law also provides generally that the affirmative vote of a majority of the shares present in person or by proxy at a meeting and entitled to vote is required to amend a corporation’s bylaws, unless a corporation’s certificate of incorporation or bylaws require a greater percentage.

Under our certificate of incorporation, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal certain provisions of our certificate of incorporation pertaining to the board of directors, limitation of liability, indemnification, stockholder action, and amendments to our certificate of incorporation. In addition, under our certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any of the provisions of our bylaws. Our certificate of incorporation also permits our board of directors to amend or repeal our bylaws by a majority vote.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of up to 2,000,000 shares of preferred stock, par value $0.001, of which no shares are currently outstanding. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion, or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act currently requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock, and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are in arrears by two years or more.

For any series of preferred stock that we may issue, our board of directors will determine and the amendment to the charter and the prospectus supplement relating to such series will describe:

●	the designation and number of shares of such series;

●

the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

●	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

●	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

●	the voting powers, if any, of the holders of shares of such series;

●	any provisions relating to the redemption of the shares of such series;

●	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

●	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

●	if applicable, a discussion of certain U.S. federal income tax considerations; and

●	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to its stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

●

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

●	the title of such subscription rights;

●	the exercise price for such subscription rights (or method of calculation thereof);

●	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

●	the number of such subscription rights issued to each stockholder;

●	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

●	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

●	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

●	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	any termination right we may have in connection with such subscription rights offering; and

●	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, shares of our preferred stock, or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

●	the title of such warrants;

●	the aggregate number of such warrants;

●	the price or prices at which such warrants will be issued;

●	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

●	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

●

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

●

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

●	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

●	whether such warrants will be issued in registered form or bearer form;

●	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

●	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

●	information with respect to book-entry procedures, if any;

●	the terms of the securities issuable upon exercise of the warrants;

●	if applicable, a discussion of certain U.S. federal income tax considerations; and

●     any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

No person from whom we borrow will, in its capacity as either a lender or debt security holder, have either a veto power or a vote in approving or changing any of our operating policies or investment strategies, as applicable.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•

an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•

an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•

the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•

an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;

•

financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office in New York, New York, as applicable, and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her, or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of (or premium, if any, on) a debt security of the series within five days of its due date;

•	we do not pay interest on a debt security of the series within 30 days of its due date;

•	we do not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or

•

the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the outstanding debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•

the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•	the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sells substantially all of our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

•

the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

•	reduce any amounts due on a debt security;

•

reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of its covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•

for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or requests a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, the following must occur:

•

we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplishe covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourself from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•

we must deliver to the trustee a legal opinion of its counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as its agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourself.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us) whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by any subsidiaries, financing vehicles, or similar facilities we may have.

In the event of our bankruptcy, liquidation, reorganization or other winding up any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as a capital asset (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate, gift, or generation-skipping tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●

a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the partnership’s purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary taxable income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a RIC

For any taxable year in which we:

●	qualify as a RIC; and

●	satisfy the Annual Distribution Requirement,

we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our net ordinary income for each calendar year, (b) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (c) any income realized, but not distributed, in the preceding year and on which we paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. For this purpose, however, any net ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

●	qualify to be regulated as a business development company under the 1940 Act at all times during each taxable year;

●

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (which generally are partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), or the 90% Income Test; and

●	diversify our holdings so that at the end of each quarter of the taxable year:

o

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

o

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, or the Diversification Tests.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

Any underwriting fees paid by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. If we are not able to obtain sufficient cash from other sources to satisfy the Annual Distribution Requirement, we may fail to maintain our qualification for RIC tax treatment and become subject to corporate-level U.S. federal income taxes on all of our taxable income without the benefit of the dividends-paid deduction.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order (i) to satisfy the Annual Distribution Requirement and to otherwise eliminate our liability for U.S. federal income and excise taxes and (ii) to satisfy the Diversification Tests. However, under the 1940 Act, we are not permitted to borrow additional funds or to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement or the Diversification Tests may be limited by (a) the illiquid nature of our portfolio and/or (b) other requirements relating to our qualification as a RIC. If we dispose of assets in order to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement, or the Diversification Tests, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (b) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (c) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (d) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (e) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (f) cause us to recognize income or gain without a corresponding receipt of cash, (g) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (h) adversely alter the characterization of certain complex financial transactions and (i) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such capital gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us from RIC tax treatment as a result of a failure to satisfy the 90% Income Test, we may hold assets that generate such income and provide services that generate such fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. federal corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we are unable to qualify for RIC tax treatment, and if certain remedial provisions are not available, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made.

Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits.

Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such distributions, non-corporate stockholders would be able to treat such dividend income as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, and then to qualify as a RIC in a subsequent year, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including certain items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years (or shorter applicable period).

The remainder of this discussion assumes that we will qualify as a RIC and will satisfy the Annual Distribution Requirement.

Tax on Investment Income

A 3.8% tax is imposed on the “net investment income” of certain individuals, and on the undistributed “net investment income” of certain estates and trusts. Among other items, net investment income generally includes gross income from interest, dividends and net gains from certain property sales, less certain deductions. U.S. stockholders should consult their tax advisors regarding the possible implications of this legislation in their particular circumstances.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and will be eligible for a maximum U.S. federal income tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal income tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal income tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. U.S. stockholders receiving distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash distributions will receive, and should have a cost basis in the shares received equal to such amount. A U.S. stockholder receiving a distribution in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal its allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain, (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

A 30% U.S. federal withholding tax is imposed on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2014, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, a 30% withholding tax is also imposed on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When certain related “pass-through” provisions become effective in 2017 or later, a U.S. stockholder that holds its shares through foreign intermediaries or foreign entities could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a U.S. stockholder might be eligible for refunds or credits of such taxes.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.

Under a provision that applies to taxable years beginning before January 1, 2014, properly reported dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (a) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation in which we hold 10% or more of total combined voting power or a partnership in which we hold 10% or more of the capital or profits, reduced by expenses that are allocable to such income), or (b) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold tax even if we properly report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts. Although this provision has been subject to previous extensions, we cannot be certain whether this exception will apply for any taxable years beginning after December 31, 2013.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

A 30% U.S. federal withholding tax is imposed on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2014, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, a 30% withholding tax is also imposed on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When certain “pass-through” provisions become effective in 2017 or later, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

An investment in shares by a non-U.S. person may also be subject to U.S. estate tax. Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, U.S. estate tax and state, local and foreign tax consequences of an investment in the shares of our common stock.

REGULATION

We have elected to be regulated as a business development company under the 1940 Act. As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company. Our bylaws provide for the calling of a special meeting of stockholders at which such action could be considered upon written notice of not less than ten or more than sixty days before the date of such meeting.

We do not intend to acquire securities issued by any investment company (i.e., mutual fund, registered closed-end fund or business development company) that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

We are also prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. For example, under the 1940 Act, absent receipt of exemptive relief from the SEC, we and our affiliates are generally precluded from co-investing in private placements of securities.

Qualifying assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

●

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

o	is organized under the laws of, and has its principal place of business in, the United States;

■

is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

■	satisfies any of the following:

●	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;

●

is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the business development company has an affiliated person who is a director of the eligible portfolio company; or

●	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange.

●	Securities of any eligible portfolio company which we control.

●

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

●

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

●	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

●	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “— Qualifying assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance. Where the business development company purchases such securities in conjunction with one or more other persons acting together, the business development company will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers, employees or agents, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Issuance of Additional Shares of Our Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in highly rated commercial paper, U.S. government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities are outstanding, we must generally make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

The 1940 Act also limits the amount of warrants, options and rights to common stock that we may issue and the terms of such securities.

Code of Ethics

We and our investment adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, each code of ethics is available on the EDGAR database on the SEC’s website at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Our code of ethics is also available on our corporate governance webpage of harvestcapitalcredit.com/corporate-governance.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and our investment adviser have designated a chief compliance officer to be responsible for administering the policies and procedures.

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to our investment adviser. The Proxy Voting Policies and Procedures of our investment adviser are set forth below. The guidelines are reviewed periodically by our investment adviser and our independent directors and, accordingly, are subject to change.

Introduction

Our investment adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, which we refer to as the Advisers Act. As an investment adviser registered under the Advisers Act, our investment adviser has fiduciary duties to us. As part of this duty, our investment adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. Our investment adviser’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our investment adviser votes proxies relating to our portfolio securities in what our investment adviser perceives to be the best interest of our stockholders. Our investment adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by us. Although our investment adviser will generally vote against proposals that may have a negative effect on our portfolio securities, our investment adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our investment adviser’s proxy voting decisions are made by those senior officers who are responsible for monitoring each of our investments. To ensure that a vote is not the product of a conflict of interest, our investment adviser requires that (1) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. If a vote may involve a material conflict of interest, prior to approving such vote, our investment adviser must consult with our chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, our investment adviser’s employees shall vote the proxy in accordance with our investment adviser’s proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to Chief Compliance Officer, Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017.

Privacy Principles

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to our investment advisers’ and administrator’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Other

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

●	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

●	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

●	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

●

pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding their assessment of their internal control over financial reporting and is required to obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

●

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports are required to disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act of 2002 requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act of 2002 and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act of 2002 and will take actions necessary to ensure that we are in compliance therewith.

The JOBS Act and Status as an Emerging Growth Company

We are an “emerging growth company,” or “EGC,” as defined in the Jumpstart Our Business Startups Act, or the “JOBS Act.” An EGC is defined as a company with total annual gross revenues of less than $1 billion in its most recently completed fiscal year. An EGC will retain such status until the earlier of: (1) the fifth anniversary of the date it first sold securities pursuant to an initial public offering registration statement; (2) the last day of the fiscal year in which it first exceeds $1 billion in annual gross revenues; (3) the time it becomes a large accelerated filer (an SEC registered company with a public float of at least $700 million); or (4) the date on which the EGC has, within the previous three years, issued $1 billion of nonconvertible debt.

The JOBS Act affords an EGC an opportunity to get a temporary reprieve from certain SEC regulations by exempting an EGC from these regulations for up to five years. These eased requirements include an exemption from certain financial disclosure and governance requirements and relaxed restrictions on the sale of securities. The JOBS Act provides scaled disclosure provisions for EGCs, including, among other things, removing the requirement that EGCs comply with Sarbanes-Oxley Act Section 404(b) auditor attestation of internal control over financial reporting.

Section 107(b) of the JOBS Act also permits an EGC to elect an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies until such time as these new or revised standards are made applicable to all private companies. We have elected to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates.

The NASDAQ Capital Market Corporate Governance Regulations

The NASDAQ Capital Market has adopted corporate governance regulations that listed companies must comply with. We are in compliance with such corporate governance listing standards applicable to business development companies.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $100,000,000 of our common stock, debt securities or warrants to purchase common stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions and discounts or agency fees paid by us, must equal or exceed the net asset value per share of our common stock.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.

Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Capital Market may engage in passive market making transactions in our common stock on the NASDAQ Capital Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Capital Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AGENT, DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank, N.A., or “U.S. Bank,” which we refer to as our custodian, pursuant to a custodian services agreement. The principal business address of U.S. Bank is 190 S. LaSalle Street, 10th Floor, Chicago, IL 60603. American Stock Transfer & Trust Company, LLC, or “American Stock Transfer,” will act as our transfer agent, dividend paying agent and registrar pursuant to a transfer agency agreement. The principal business address of American Stock Transfer is 6201 15th Avenue, Brooklyn, NY 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of December 31, 2013 and December 31, 2012, and for the years then ended, and for the period from September 6, 2011 (Commencement of Operations) to December 31, 2011, included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information, and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, District of Columbia 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, District of Columbia 20549. This information will also be available free of charge by contacting us at 767 Third Avenue, 25th Floor, New York, New York 10017, by telephone at (212) 906-3500, or on our website at http://www.harvestcapitalcredit.com. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

INDEX TO FINANCIAL STATEMENTS

PAGE
UNAUDITED FINANCIAL STATEMENTS

Statements of Assets and Liabilities as of June 30, 2014 and December 31, 2013	F-2
Statements of Operations for the three and six months ended June 30, 2014 and June 30, 2013	F-3
Statements of Changes in Net Assets for the six months ended June 30, 2014 and June 30, 2013	F-4
Statements of Cash Flows for the six months ended June 30, 2014 and June 30, 2013	F-5
Schedules of Investments as of June 30, 2014 and December 31, 2013	F-6
Notes to Unaudited Financial Statements	F-8

AUDITED FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm	F-18
Statements of Assets and Liabilities as of December 31, 2013 and 2012	F-19
Statements of Operations for Years Ended December 31, 2013 and 2012 and for the period from September 6, 2011 (Commencement of Operations) through December 31, 2011	F-20
Statements of Changes in Net Assets for the Years Ended December 31, 2013 and 2012 and for the period from September 6, 2011 (Commencement of Operations) through December 31, 2011	F-21
Statements of Cash Flows for the Years Ended December 31, 2013 and 2012 and for the period from September 6, 2011 (Commencement of Operations) through December 31, 2011	F-22
Schedule of Investments as of December 31, 2013 and 2012	F-23
Notes to Financial Statements	F-26

Harvest Capital Credit Corporation

Statements of Assets and Liabilities (unaudited)

	June 30, 2014	December 31, 2013

ASSETS:
Non-affiliated/non-control investments, at fair value (cost of $87,474,846 @ 6/30/14 and $68,241,970 @ 12/31/13)	$88,991,772	$69,012,300
Affiliated investments, at fair value (cost of $2,061,857 @ 6/30/14 and $2,062,107 @ 12/31/13)	1,546,302	1,540,176
Total investments, at fair value (cost of $89,536,703 @ 6/30/14 and $70,304,077 @ 12/31/13)	90,538,074	70,552,476

Cash	2,894,784	18,984,162
Interest receivable	539,813	449,902
Accounts receivable - other	23,445	11,344
Deferred financing costs	1,121,597	1,247,534
Other assets	277,395	99,833
Total assets	$95,395,108	$91,345,251

LIABILITIES:
Revolving line of credit	$3,555,928	$-
Accrued interest payable	40,248	35,521
Accounts payable and accrued expenses	1,566,827	556,892
Other liabilities	367,057	1,898,352
Total liabilities	5,530,060	2,490,765

Commitments and contingencies (Note 8)

NET ASSETS:
Common stock, $0.001 par value, 100,000,000 shares authorized, and 6,187,969 issued and outstanding @ 6/30/14
and 6,148,227 issued and outstanding @ 12/31/13	6,188	6,148
Capital in excess of common stock	89,034,340	88,497,898
Net realized gains on investments	3,117	-
Net unrealized appreciation on investments	1,001,371	248,396
(Distributions in excess of) undistributed net investment income	(179,968)	102,044
Total net assets	89,865,048	88,854,486
Total liabilities and net assets	$95,395,108	$91,345,251

Common stock issued and outstanding	6,187,969	6,148,227

Net asset value per common share	$14.52	$14.45

See accompanying notes to unaudited financial statements.

Harvest Capital Credit Corporation

Statements of Operations (unaudited)

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013

Investment Income:
Interest:
Cash - non-affiliated/non-control investments	$2,729,784	$1,437,429	$5,111,289	$2,775,058
Cash - affiliated investments	54,922	55,194	110,988	109,344
PIK - non-affiliated/non-control investments	393,813	284,417	764,130	552,836
PIK - affiliated investments	27,116	14,203	54,200	28,215
Fee amortization, net	230,634	266,689	429,780	378,564
Other interest income	80,915	-	83,852	-
Total interest income	3,517,184	2,057,932	6,554,239	3,844,017
Total investment income	3,517,184	2,057,932	6,554,239	3,844,017

Expenses:
Interest expense - revolving line of credit (related party)	-	169,591	-	627,568
Interest expense - revolving line of credit	30,428	-	30,428	-
Interest expense - unused line of credit (related party)	-	42,595	-	51,472
Interest expense - unused line of credit	99,707	-	202,832	-
Interest expense - deferred financing costs (related party)	-	15,253	-	24,904
Interest expense - deferred financing costs	64,708	-	125,937	-
Total interest expense	194,843	227,439	359,197	703,944

General and administrative	334,966	245,702	652,531	342,925
Base management fees	439,344	169,721	824,201	247,072
Incentive management fees	598,357	66,381	954,672	386,444
Administrative services expense	136,326	85,833	205,077	135,834
Total expenses	1,703,836	795,076	2,995,678	1,816,219
Less waivers:
Incentive fees waived (1)	-	-	(320,827)	-
Total net expenses	1,703,836	795,076	2,674,851	1,816,219

Net investment income	1,813,348	1,262,856	3,879,388	2,027,798

Net realized gains on investments	3,117	-	3,117	-
Net change in unrealized appreciation (depreciation) on investments	575,533	(56,184)	752,975	459,128
Total net unrealized and realized gains (losses) on investments	578,650	(56,184)	756,092	459,128

Net increase in net assets resulting from operations	$2,391,998	$1,206,672	$4,635,480	$2,486,926

Net investment income per share (basic and diluted)	$0.29	$0.30	$0.63	$0.75
Net increase in net assets resulting from operations per share (basic)	$0.39	$0.28	$0.75	$0.92
Net increase in net assets resulting from operations per share (diluted)	$0.39	$0.28	$0.75	$0.91
Weighted average shares outstanding (basic) (2)	6,176,245	4,245,594	6,166,236	2,717,632
Weighted average shares outstanding (diluted) (2)	6,176,245	4,247,627	6,166,236	2,719,665
Dividends declared per common share (basic and diluted)	$0.34	$1.21	$0.68	$1.90

(1)

For the period from our initial public offering in May 2013 to March 31, 2014, our investment adviser agreed to waive its incentive fee to the extent required to support a minimum dividend yield of 9% per year based on our initial public offering price per share of $15.00. For the 2013 periods presented during this waiver period, no incentive fees were waived. Any such incentive fees that would have been waived were not earned in those periods since the Company did not exceed the income incentive fee hurdle for the period of time following our initial public offering through the end of the third quarter of 2013.

(2)	The shares outstanding and per share amounts for all periods prior to May 2013 have been adjusted as described in Note 1.

See accompanying notes to unaudited financial statements.

Harvest Capital Credit Corporation

Statements of Changes in Net Assets (unaudited)

	Six Months	Six Months
	Ended	Ended
	June 30, 2014	June 30, 2013

Increase in net assets from operations:
Net investment income	$3,879,388	$2,027,798
Net realized gains on investments	3,117	-
Net change in unrealized appreciation on investments	752,975	459,128
Net increase in net assets resulting from operations	4,635,480	2,486,926

Distributions to shareholders (1)	(4,161,400)	(2,688,424)

Capital share transactions:
Issuance of common shares (net of offering costs of $25,000 for 2014 and $798,667 for 2013)	(24,960)	70,527,850
Conversion of mezzanine equity to common shares	-	160,775
Reinvestment of dividends	561,442	100,376
Net increase in net assets from capital share transactions	536,482	70,789,001

Total increase in net assets	1,010,562	70,587,503
Net assets at beginning of period	88,854,486	19,806,327

Net assets at end of period	$89,865,048	$90,393,830

Capital share activity (common shares):
Shares sold (2)	-	4,887,959
Shares issued from reinvestment of dividends	39,742	6,966
Conversion of mezzanine shares to common shares (2)	-	20,485
Net increase in capital share activity (common shares)	39,742	4,915,410

Capital share activity (mezzanine equity):
Shares sold (2)	-	9,763
Conversion of mezzanine shares to common shares (2)	-	(20,485)
Net (decrease) increase in capital share activity (mezzanine equity)	-	(10,722)

(1)

Distributions for the six months ended June 30, 2014 were in excess of net investment income in the amount of $179,968. Distributions for the six months ended June 30, 2013 were in excess of net investment income in the amount of $660,626.

(2)	The shares outstanding for all periods prior to May 2013 have been adjusted for the conversion rate of 0.9913 shares for each unit. See Note 1.

See accompanying notes to unaudited financial statements.

Harvest Capital Credit Corporation

Statements of Cash Flows (unaudited)

	Six Months	Six Months
	Ended	Ended
	June 30, 2014	June 30, 2013

Cash flows from operating activities:
Net increase in net assets resulting from operations	$4,635,480	$2,486,926
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Paid in kind income	(818,330)	(581,051)
Net realized gains on investments	(3,117)	-
Net unrealized appreciation of investments	(752,975)	(459,128)
Accretion of deferred loan fees	(429,780)	(225,857)
Amortization of deferred financing costs	125,937	24,904
Purchase of investments (net of loan origination and other fees)	(24,296,306)	(6,480,000)
Proceeds from principal payments	6,314,909	4,488,212
Changes in operating assets and liabilities
Increase in interest receivable	(89,911)	(90,368)
Increase in accounts receivable - other and other assets	(189,663)	(138,952)
Decrease in accrued interest payable (related party)	-	(97,154)
Increase in accrued interest payable	4,727	-
Decrease in accounts payable and other liabilities	(521,360)	(186,434)

Net cash used in operating activities	(16,020,389)	(1,258,902)

Cash flows from financing activities:
Borrowings on revolving credit facility (related party)	-	2,000,000
Borrowings on revolving credit facility	7,800,000	-
Repayment of borrowings on revolving credit facility (related party)	-	(30,226,666)
Repayment of borrowings on revolving credit facility	(4,244,072)	-
Proceeds from the issuance of common stock	41	71,240,960
Offering expenses from the issuance of common stock and common units	(25,000)	(798,667)
Issuance of mezzanine equity	-	134,225
Distributions to equity holders (net of stock issued under dividend reinvestment plan of $561,442 and $100,376, respectively)	(3,599,958)	(2,588,048)
Payment of deferred financing costs	-	(14,399)

Net cash (used in) provided by financing activities	(68,989)	39,747,405

Net (decrease) increase in cash during the period	(16,089,378)	38,488,503

Cash at beginning of period	18,984,162	7,639,801

Cash at end of period	$2,894,784	$46,128,304

Non-cash financing activities:
Value of shares issued in connection with dividend reinvestment plan	$561,442	$100,376

Supplemental disclosures of cash flow information:
Cash paid during the period for interest (related party)	$-	$776,194
Cash paid during the period for interest	$228,533	$-

See accompanying notes to unaudited financial statements.

Harvest Capital Credit Corporation

Schedule of Investments

(as of June 30, 2014)

(unaudited)

Portfolio Company	Investment (1,2)	Origination Date	Outstanding Principal	Cost	Fair Value

Investments in Non-controlled, Non-affiliated Portfolio Companies

Capital Equipment Reseller

Lanco Acquisition, LLC (3.8%)*	Senior Secured Term Loan, due 06/12/2018	6/13/2014	830,000	805,041	805,041
	(11.50%; LIBOR +11.00% with 0.50% LIBOR floor)

	Senior Secured Term Loan, due 03/12/2019		2,297,869	2,229,367	2,229,367
	(15.00%; 12.50% Cash/2.50% PIK)

	Revolving Line of Credit		350,000	328,900	328,900
	(8.50%; LIBOR +8.00% with 0.50% LIBOR floor)

	Common Equity Warrants			42,000	42,000
	(12% of fully diluted common equity)

Dietary Supplements

Atrium Innovations, Inc. (1.1%)*	Senior Secured Term Loan, due 02/15/2021	1/29/2014	997,500	998,097	990,966
	(4.25%; LIBOR +3.25% with 1.00% LIBOR floor)

Distributor - Tobacco Products

North Atlantic Trading Company, Inc. (1.1%)*	Senior Secured Term Loan, due 01/13/2020	1/13/2014	995,147	985,721	1,004,203
	(7.75%; LIBOR +6.50% with 1.25% LIBOR floor)

North Atlantic Trading Company, Inc. (3.4%)*	Junior Secured Term Loan, due 07/13/2020	1/13/2014	3,000,000	2,942,614	3,030,000
	(11.50%; LIBOR +10.25% with 1.25% LIBOR floor)

Document and Information Solutions

Arsloane Acquisition, LLC	Junior Secured Term Loan, due 10/01/2020	10/8/2013	4,500,000	4,440,690	4,635,000
(Pitney Bowes) (5.2%)*	(11.75%; LIBOR +10.50% with 1.25% LIBOR floor)

Hand Tool Manufacturing

Rostra Tool Company (5.6%)*	Junior Secured Subordinated Debt, due 12/15/2014	2/1/2012	4,822,633	4,791,799	4,822,633
	(17.00%; the greater of 17.00% (13.00% Cash/4.00% PIK)
	or LIBOR + 13.50% (9.50% Cash/4.00% PIK))

	Common Equity Warrants			-	185,647
	(14.99% of fully diluted common equity)

Heavy and Civil Engineering and Construction

LNB Construction, Inc. (3.9%)*	Junior Secured Subordinated Debt, due 11/30/2014	8/21/2012	3,340,431	3,288,559	3,340,431
	(20.00%; 17.00% Cash/3.00% PIK)

	Options to Purchase Common Equity			193,750	200,000
	(16.5% of fully diluted common equity)

Industrial Fluid Filtration Services

CRS Reprocessing, LLC (6.9%)*	Junior Secured Subordinated Debt, due 11/02/2015	10/30/2013	6,216,507	6,169,078	6,216,507
	(15.00%; 12.00% Cash/3.00% PIK)

Industrial Machinery Manufacturing

Douglas Machines Corp. (4.9%)*	Senior Secured Term Loan, due 04/6/2017	5/7/2014	4,420,133	4,319,567	4,319,567
	(13.50% Cash)

	Revolving Line of Credit		14,940	14,940	14,940
	(9.70%; LIBOR +9.50% with 0.20% LIBOR floor)

	Common Equity Warrants			12,500	77,728
	(2.0% of fully diluted common equity)

Metal Fabricating & Finishing

Northeast Metal Works, LLC (5.7%)*	Senior Secured Term Loan, due 12/31/2017	12/31/2013	4,650,000	4,591,874	4,591,874
	(14.20%; LIBOR +14.00% with 0.20% LIBOR floor)

	Revolving Line of Credit	12/31/2013	500,000	500,000	500,000
	(14.20%; LIBOR +14.00% with 0.20% LIBOR floor)

Novelty Shops

PD Products, LLC (5.3%)*	Junior Secured Subordinated Debt, due 10/04/2018	10/4/2013	4,875,080	4,798,704	4,722,021
	(12.00%; LIBOR +10.50% with 1.50% LIBOR floor)

Peekay Acquisition, LLC (Christals) (2.3%)*	Senior Secured Term Loan, due 12/27/2015	12/31/2012	2,000,000	1,800,297	1,995,900
	(18.00%; 15.00% Cash/3.00% Accommodation Fee)

	Common Equity Warrants (Christals Acquisition, LLC)			35,000	21,282
	(2.0% of fully diluted common equity)

	Common Equity Warrants (Christals Parent, LLC)			70,000	42,564
	(8.0% of fully diluted common equity)

Other Nondepository Credit Intermediation

WBL SPE I, LLC (1.7%)*	Senior Secured Term Loan, due 09/30/2016	9/30/2013	1,500,000	1,460,272	1,500,000
	(15.00% Cash)

WBL SPE II, LLC (1.3%)*	Senior Secured Term Loan, due 12/23/2016	12/23/2013	1,151,756	1,133,028	1,151,756
	(15.00% Cash)

World Business Lenders, LLC (0.2%)*	Common Equity	12/23/2013		200,000	200,000
	(0.4% of fully diluted common equity)

Out of Home Advertising

Brite Media LLC (6.7%)*	Senior Secured Term Loan, due 04/24/2019	4/24/2014	6,000,000	5,911,479	5,911,479
	(10.25%; LIBOR +9.50% with 0.75% LIBOR floor)

	Revolving Line of Credit		-	-	-
	(10.25%; LIBOR +9.50% with 0.75% LIBOR floor)

	Common Equity			100,000	100,000
	(1.07% fully diluted common equity)

Pawn Retail Outlets

Pawn Plus, Inc. (4.4%)*	Senior Secured Term Loan, due 12/31/2016	12/31/2012	3,711,461	3,497,822	3,822,805
	(17.00%; the greater of 17.00% (15.00% Cash/2.00% PIK),
	or LIBOR +14.50% (12.50% Cash/2.00% PIK))

	Common Equity Warrants			133,524	117,181
	(3.9% of fully diluted common equity)

Pet Food Retail Stores

CP Holding Co., Inc. (Choice Pet) (5.7%)*	Senior Secured Term Loan, due 02/28/2018	5/30/2013	5,153,441	5,060,306	5,153,440
	(14.75%; 12.00% Cash/2.75% PIK)

Pharmaceutical Merchant Wholesaler

Insight Pharmaceuticals, LLC (1.7%)*	Junior Secured Term Loan, due 08/25/2017	9/14/2011	1,544,828	1,536,112	1,544,828
	(13.25%; LIBOR + 11.75% with 1.50% LIBOR floor)

Real Estate Brokerage Services

Americana Holdings LLC (5.0%)*	Junior Secured Term Loan, due 09/15/2018	9/16/2013	4,134,369	3,399,542	3,613,648
	(13.00% Cash)

	Revenue Linked Security			842,329	873,034

Safety Consulting Services

Safety Services Acquisition Corp. (6.5%)*	Junior Secured Subordinated Debt, due 07/5/2017	4/5/2012	5,642,291	5,553,969	5,642,291
	(15.0%; 12.50% Cash/2.50% PIK)

	Preferred Equity			100,000	218,245
	(0.64% of fully diluted common equity)

Software Publishing

Optimal Blue (6.1%)*	Junior Secured Subordinated Debt, due 03/28/2018	12/18/2013	5,306,830	5,260,667	5,306,830
	(14.50%; 12.50% Cash/2.00% PIK)

	Common Equity			100,000	201,265
	(0.38% of fully diluted common equity)

Structured Finance

Shinnecock CLO 2006-1, Ltd. (2.7%)*	CLO Subordinated Notes	3/7/2014	4,200,000	2,446,137	2,446,137

Surveying & Engineering Services

SISD, Inc. (Garden State) (1.3%)*	Senior Secured Term Loan, due 03/1/2019	12/4/2013	1,003,792	932,099	1,003,792
	(16.50%; LIBOR + 14.50% with 0.50% LIBOR floor/1.50% PIK)

	Common Equity Warrants			58,240	122,539
	(4.0% of fully diluted common equity)

Technology - Software

Applied Systems, Inc. 2nd Lien (0.6%)*	Junior Secured Term Loan, due 01/22/2022	1/15/2014	500,000	496,393	511,025
	(7.50%; LIBOR + 6.50% with 1.00% LIBOR floor)

Avast Software (Sybil Software) (2.2%)*	Senior Secured Term Loan, due 03/20/2020	3/18/2014	1,975,000	1,984,560	1,977,469
	(5.00%; LIBOR + 4.00 with 1.00% LIBOR floor)

Urgent Care Facility Operator

Infinite Aegis Group, LLC (3.9%)*	Senior Secured Term Loan, due 07/31/2017	8/2/2013	3,960,334	3,832,347	3,457,437
	(18.19%; LIBOR + 15.00% Cash/3.00% PIK)

	Common Equity Warrants			77,522	-
	(3% of fully diluted common equity)

Total Investments in Non-controlled, Non-affiliated Portfolio Companies				87,474,846	88,991,772

Investments in Affiliated Portfolio Companies

Seafood Product Preparation and Packaging

Solex (1.7%)*	Senior Secured Term Loan, due 12/28/2016	12/31/2012	$1,751,538	$1,620,059	$1,546,302
	(18.93%; LIBOR +12.50% Cash/3.29% PIK/
	2.97% Supplemental PIK)

	Common Equity			290,284	-
	(6.34% of fully diluted common equity)

	Common Equity Warrants			151,514	-
	(6.4% of fully diluted common equity)

Total Investments in Affiliated Portfolio Companies				2,061,857	1,546,302

Total Investments as of June 30, 2014 (100.9%)*				$89,536,703	$90,538,074

*	Value as a percentage of our net assets

(1)

Debt investments and the revenue linked security are income producing. Common equity and warrants are non-income producing. All investments other than Atrium Innovations, Inc., Avast Software, LNB Construction, Inc., Shinnecock CLO 2006-1, Ltd. WBL SPE I, LLC, WBL SPE II, LLC, and World Business Lenders, LLC are qualifying assets for purposes of Section 55(a) of the Investment Company Act of 1940, as amended.

(2)

For each loan, the Company has provided the interest rate in effect on the date presented, as well as the contractual components of that interest rate. In the case of the Company's variable or floating rate loans, the interest rate in effect takes into account the applicable LIBOR rate in effect on the date presented or, if higher, the applicable LIBOR floor.

Harvest Capital Credit Corporation
Schedule of Investments
(as of December 31, 2013)

Portfolio Company	Investment (1,2)	Origination Date	Outstanding Principal	Cost	Fair Value

Investments in Non-controlled, Non-affiliated Portfolio Companies

Document and Information Solutions

Arsloane Acquisition, LLC	Junior Secured Term Loan, due 10/01/2020	10/8/2013	4,500,000	4,437,666	4,437,666
(Pitney Bowes) (5.0%)*	(11.75%; LIBOR + 10.50% with 1.25% LIBOR floor)

Hand Tool Manufacturing

Rostra Tool Company (5.4%)*	Junior Secured Subordinated Debt, due 12/15/2014	2/1/2012	4,727,077	4,675,204	4,727,077
	(17.00%; the greater of 17.00% (13.00% Cash/4.00% PIK) or
	LIBOR + 13.50% Cash (9.50% Cash/4.00% PIK))

	Common Equity Warrants			-	59,817
	(14.99% of fully diluted common equity)

Heavy and Civil Engineering and Construction

LNB Construction, Inc. (4.0%)*	Junior Secured Subordinated Debt, due 11/30/2014	8/21/2012	3,376,137	3,278,290	3,376,137
	(20.00%; 17.00% Cash/3.00% PIK)

	Options to Purchase Common Equity			193,750	200,000
	(16.5% of fully diluted common equity)

Industrial Fluid Filtration Services

CRS Reprocessing, LLC (6.8%)*	Junior Secured Subordinated Debt, due 11/02/2015	10/30/2013	6,123,783	6,060,086	6,060,086
	(15.00%, 12.00% Cash/3.00% PIK)

Industrial Machinery Manufacturing

Douglas Machines Corp. (4.9%)*	Junior Secured Subordinated Debt, due 04/6/2017	4/6/2012	4,257,840	4,161,840	4,257,840
	(16.00%; 12.50% Cash/3.50% PIK)

	Common Equity Warrants			12,500	65,650
	(2.0% of fully diluted common equity)

Metal Fabricating & Finishing

Northeast Metal Works, LLC (5.4%)*	Senior Secured Term Loan, due 12/31/2017	12/31/2013	4,650,000	4,560,167	4,560,167
	(14.20%; LIBOR +14.00% with 0.20% LIBOR floor)

	Revolving Line of Credit	12/31/2013	200,000	200,000	200,000
	(14.20%; LIBOR +14.00% with 0.20% LIBOR floor)

Novelty Shops

PD Products, LLC (5.5%)*	Junior Secured Subordinated Debt, due 10/04/2018	10/4/2013	5,000,000	4,928,297	4,928,297
	(12.00%; LIBOR + 10.50% with 1.50% LIBOR floor)

Peekay Acquisition, LLC (Christals) (2.3%)*	Senior Secured Term Loan, due 12/27/2015	12/31/2012	2,000,000	1,759,799	2,000,000
	(18.00%; 15.00% Cash/3.00% Accommodation Fee)

	Common Equity Warrants (Christals Acquisition, LLC)			35,000	-
	(2.0% of fully diluted common equity)

	Common Equity Warrants (Christals Parent, LLC)			70,000	-
	(8.0% of fully diluted common equity)

Other Nondepository Credit Intermediation

WBL SPE I, LLC (1.4%)*	Senior Secured Term Loan, due 09/30/2016	9/30/2013	1,250,000	1,203,283	1,203,283
	(15.00% Cash)

WBL SPE II, LLC (1.7%)*	Senior Secured Term Loan, due 12/23/2016	12/23/2013	1,500,000	1,477,500	1,477,500
	(15.00% Cash)

World Business Lenders, LLC (0.2%)*	Common Equity	12/23/2013		200,000	200,000
	(0.4% of fully diluted common equity)

Pawn Retail Outlets

Pawn Plus, Inc. (4.1%)*	Senior Secured Term Loan, due 12/31/2016	12/31/2012	3,804,398	3,581,164	3,647,159
	(17.00%; the greater of 17.00% (15.00% Cash/2.00% PIK) or
	LIBOR + 14.50% (12.50% Cash/2.00% PIK))

	Common Equity Warrants			133,524	-
	(3.9% of fully diluted common equity)

Pet Food Retail Stores

CP Holding Co., Inc. (Choice Pet) (5.7%)*	Senior Secured Term Loan, due 02/28/2018	5/30/2013	5,082,919	4,980,815	5,030,676
	(14.75%, 12.00% Cash/2.75% PIK)

Pharmaceutical Merchant Wholesaler

Insight Pharmaceuticals, LLC (1.7%)*	Junior Secured Term Loan, due 08/25/2017	9/14/2011	1,544,828	1,535,043	1,544,828
	(13.25%; LIBOR + 11.75% with 1.50% LIBOR floor)

Real Estate Brokerage Services

Americana Holdings LLC (4.7%)*	Junior Secured Term Loan, due 09/15/2018	9/16/2013	4,264,569	3,441,121	3,441,121
	(13.00% Cash)

	Revenue Linked Security			758,061	758,061

Safety Consulting Services

Safety Services Acquisition Corp. (6.6%)*	Junior Secured Subordinated Debt, due 07/5/2017	4/5/2012	5,572,028	5,503,043	5,572,028
	(15.0%; 12.50% Cash/2.50% PIK)

	Preferred Equity			100,000	303,745
	(0.64% of fully diluted common equity)

Software Publishing

Optimal Blue (6.1%)*	Junior Secured Subordinated Debt, due 03/28/2018	12/18/2013	5,253,886	5,203,886	5,203,886
	(14.50%; 12.50% Cash/2.00% PIK)

	Common Equity			100,000	176,567
	(0.38% of fully diluted common equity)

Surveying & Engineering Services

SISD, Inc. (Garden State) (1.1%)*	Senior Secured Term Loan, due 03/1/2019	12/4/2013	1,001,167	919,513	919,513
	(16.50%; LIBOR + 14.50% with 0.50% LIBOR floor/1.50% PIK)

	Common Equity Warrants			58,240	58,240
	(4.0% of fully diluted common equity)

Urgent Care Facility Operator

Infinite Aegis Group, LLC (4.3%)*	Senior Secured Term Loan, due 07/31/2017	8/2/2013	4,000,000	3,850,406	3,792,496
	(15.19%; LIBOR + 15.00% with no floor)

	Common Equity Warrants			77,522	55,435
	(3% of fully diluted common equity)

Water Treatment Solutions

EWT Holdings III Corp. 1st Lien (0.8%)*	Senior Secured Term Loan, due 01/15/2021	12/12/2013	750,000	746,250	755,025
	(4.75%; LIBOR + 3.75% with 1.00% LIBOR floor)

Total Investments in Non-controlled, Non-affiliated Portfolio Companies				68,241,970	69,012,300

Investments in Affiliated Portfolio Companies

Seafood Product Preparation and Packaging

Solex (1.7%)*	Senior Secured Term Loan, due 12/28/2016	12/31/2012	$1,767,338	$1,620,309	$1,515,896
	(15.79%; LIBOR + 12.50% Cash/3.29% PIK)

	Common Equity			290,284	12,299
	(6.34% of fully diluted common equity)

	Common Equity Warrants			151,514	11,981
	(6.4% of fully diluted common equity)

Total Investments in Affiliated Portfolio Companies				2,062,107	1,540,176

Total Investments as of December 31, 2013 (79.4%)*				$70,304,077	$70,552,476

*	Value as a percentage of our net assets

(1)

Debt investments and the revenue linked security are income producing. Common equity and warrants are non-income producing. All investments other than LNB Construction, Inc., WBL SPE I, LLC, WBL SPE II, LLC and World Business Lenders, LLC, are qualifying assets for purposes of Section 55(a) of the Investment Company Act of 1940, as amended.

(2)

For each loan, the Company has provided the interest rate in effect on the date presented, as well as the contractual components of that interest rate. In the case of the Company's variable or floating rate loans, the interest rate in effect takes into account the applicable LIBOR rate in effect on the date presented, or if higher, the applicable LIBOR floor.

Harvest Capital Credit Corporation

Notes to Unaudited Financial Statements

Note 1. Organization

Harvest Capital Credit Corporation (“HCAP”) was incorporated as a Delaware corporation on November 14, 2012, for the purpose of, among other things, acquiring Harvest Capital Credit LLC (“HCC LLC”). HCAP is an externally managed, closed end, non-diversified management investment company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, HCAP intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), beginning with our taxable year ending December 31, 2013.

On May 2, 2013, HCAP acquired HCC LLC. HCC LLC was organized as a limited liability company in the state of Delaware on February 7, 2011, and commenced operations on September 6, 2011, as an externally-managed specialty finance company with the objective of generating both current income and capital appreciation primarily by making direct investments in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments in privately-held U.S. small to mid-sized companies. Pursuant to the acquisition agreement, immediately prior to HCAP's election to be treated as a BDC under the 1940 Act, the following formation transaction was consummated:

*

HCAP acquired HCC LLC through a merger (the “Merger”) whereby HCC LLC merged with and into HCAP, and the holders of membership interests in HCC LLC received shares of HCAP common stock in exchange for their interests in HCC LLC. As a result of the Merger, the outstanding limited liability company interests in HCC LLC were converted into a number of shares of HCAP common stock equal to (i) $33.7 million (i.e., the net asset value of HCC LLC as of December 31, 2012), plus the proceeds of sales of membership interests by HCC LLC since December 31, 2012, plus the reclassification of mezzanine equity to members capital, and minus distributions of pre-December 31, 2012 earnings made by HCC LLC after December 31, 2012, divided by (ii) $15.00 per share of the common stock of HCAP. In connection with the Merger, the number of membership interests of HCC LLC underlying each outstanding warrant of HCC LLC, and the exercise price thereof, were converted into HCAP’s common stock equivalent (based on the merger conversion formula). In addition, the exercise prices of the warrants were subject to upward (but not downward) adjustment as the public offering price of HCAP’s shares of common stock in the initial public offering described below was higher than the then-current exercise price of the warrants.

*	HCAP assumed and succeeded to all of the assets and liabilities of HCC LLC, including its obligations under the revolving credit facility with JMP Group LLC.

*

On May 7, 2013, HCAP closed its initial public offering of 3,400,000 shares of its common stock at a price of $15.00 per share, raising $51.0 million in gross proceeds, or $50.4 million after deducting underwriting discounts and commissions.

*

On May 17, 2013, HCAP closed on the initial public offering underwriters’ overallotment option of 433,333 shares of its common stock at $15.00 per share, raising additional gross proceeds of $6.5 million, or $6.1 million after deducting underwriting discounts and commissions.

Since HCAP acquired all of the interests of HCC LLC and did not have any operations prior to the acquisition, for periods prior to the initial public offering we are presenting the historical financial statements of HCC LLC as HCAP's financial statements. When HCAP acquired HCC LLC, HCAP issued shares of its common stock in exchange for all HCC LLC's outstanding membership interests at a rate of 0.9913 shares for each membership interest. As a result of this transaction, we have retroactively applied the aforementioned exchange/conversion rate to all unit measurements relating to HCC LLC's membership interests for all periods presented and have replaced all references to membership interests of HCC LLC to shares of common stock of HCAP in the financial statements and notes thereto contained herein. On the date of the Merger, the net asset value of the Company was $15.00 per share and none of the warrants assumed in the Merger had an exercise price below $15.00 per share.

As used herein, the terms “we”, “us” and the “Company” refer to HCC LLC for the periods prior to the initial public offering and refer to HCAP for the periods after the initial public offering.

Note 2. Summary of Significant Accounting Policies

Basis of Financial Statement Presentation

The accompanying interim financial statements are presented in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information, and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments consisting solely of normal recurring accruals considered necessary for the fair presentation of the financial statements for the interim periods have been included. The interim unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the period ended December 31, 2013.  Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis for Consolidation

In accordance with Article 6 of Regulation S-X, the Company does not consolidate portfolio company investments.

Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, codified in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services- Investment Companies, the Company is precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

Cash and Cash Equivalents

Cash and cash equivalents as presented in the statement of assets and liabilities and the statement of cash flows include bank checking accounts and short term securities with an original maturity of less than 90 days.

Investments and Related Investment Revenue and Expense

All investments and the related revenue and expenses attributable to these investments are reflected on the statement of operations commencing on the settlement date unless otherwise specified by the transaction documents.

The Company accrues interest income if it expects that ultimately it will be able to collect it. Generally, when an interest payment default occurs on a loan in the portfolio, in which interest has not been paid for greater than 90 days, or if management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, the Company will place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed collectible.

However, the Company remains contractually entitled to this interest. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection and the amount of collectible interest can be reasonably estimated.

For loans with contractual PIK (payment-in-kind) interest income, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue PIK interest if we believe that the PIK interest is no longer collectible, including if the portfolio company valuation indicates that such PIK interest is not collectible. Loan origination fees - net of direct loan origination costs, original issue discounts that initially represent the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and market discounts or premiums - are accreted or amortized using the effective interest method as interest income over the contractual life of the loan. Upon the prepayment of a loan or debt security, any unamortized net loan origination fee will be recorded as interest income. Loan exit fees that are contractually required to be paid at the termination or maturity of the loan will be accreted to interest income over the contractual term of the loan. We suspend the accretion of interest income for any loans or debt securities placed on non-accrual status. We may also collect other prepayment premiums on loans. These prepayment premiums are recorded as other interest income as earned. Dividend income, if any, will be recognized on the ex-dividend date.

Certain expenses related to legal and tax consultation, due diligence, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. To the extent that such costs are not classified as direct loan origination costs, these expenses are recognized in the statement of operations as they are incurred.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Realized gains and losses on investments are calculated using the specific identification method. We measure realized gains or losses on equity investments as the difference between the net proceeds from the sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on debt investments as the difference between the net proceeds from the repayment or sale and the contractual amount owed to us on the investment, without regard to unrealized appreciation or depreciation previously recognized or unamortized deferred fees. The acceleration of unamortized deferred fees is recognized as interest income and the collection of prepayment and other fees is recognized as other interest income.

Classification of Investments

We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual owns beneficially more than 25% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through beneficial ownership of 5% or more, but less than 25%, of the outstanding voting securities of an investee company. Twenty-six of the Company’s investments were classified as non-control/non-affiliated investments as of June 30, 2014 and twenty of the Company’s investments were classified as non-control/non-affiliated investments as of December 31, 2013. One of the Company’s investments was classified as affiliated as of June 30, 2014 and December 31, 2013, respectively.

Valuation of Investments

Valuation analyses of the Company’s investments are performed on a quarterly basis pursuant to ASC 820, Fair Value Measurement. ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with applicable accounting guidance and expands disclosure of fair value measurements.

Pursuant to ASC 820, the valuation standard used to measure the value of each investment is fair value defined as, “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Investments are recorded at their fair value at each quarter end (the measurement date).

Fair Value Investment Hierarchy

Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.
Level 2

Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3	Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

Valuation Process

Investments are measured at fair value as determined in good faith by our board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date. Debt investments which have closed within six months of the measurement date are valued at cost unless unique circumstances dictate otherwise.

The Company engages an independent external valuation firm to review all Level 3 investments, at least annually. This external review is used as a key input in connection with the determination of the fair value of the Company's investments.

The board of directors undertakes a multi-step valuation process at each measurement date.

●	Our valuation process begins with each investment valued by the investment professionals of our investment adviser responsible for the investment.
●	Preliminary valuation conclusions are documented and discussed with our management and our investment adviser.
●	The audit committee of our board of directors reviews and discusses the preliminary valuations.
●	At least once annually, the valuation for each portfolio investment is reviewed by the independent valuation firm.
●

The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith, based upon the input of our management, our investment adviser, the independent valuation firm and the audit committee.

Valuation Methodology

The following section describes the valuation methods and techniques used to measure the fair value of the investments.

Fair value for each investment will be derived using a combination of valuation methodologies that, in the judgment of our management, are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which our management has deemed there to be enough breadth (number of quotes) and depth to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms-length transaction, (iii) market approach (enterprise value), (iv) income approach (discounted cash flow analysis) or the (v) bond yield approach.

The valuation methods selected for a particular investment are based on the circumstances and on the level of sufficient data available to measure fair value. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The determination of fair value using the selected methodologies takes into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment, compliance with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower.

In most cases we use the bond yield approach for valuing our level 3 debt investments, as long as we deem this method appropriate. This approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to ours, in order to assess what the range of effective market interest rates would be for our investment if it were being made on or near the valuation date. Then all of the remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment.

The fair value of equity securities, including warrants, in portfolio companies oftentimes considers the market approach, which applies market valuation multiples of publicly-traded firms or recently acquired private firms engaged in businesses similar to those of the portfolio companies. This approach to determining the fair value of a portfolio company’s equity security will typically involve: (1) applying to the portfolio company’s trailing twelve month EBITDA (earnings before interest, taxes, depreciation and amortization) a range of enterprise value to EBITDA multiples that are derived from an analysis of comparable companies, in order to arrive at a range of enterprise values for the portfolio company; then (2) subtracting from the range of enterprise values balances of any debt or equity securities that rank senior to our equity securities; and (3) multiplying the range of equity values by the Company’s ownership share of such equity to determine a range of fair values for the Company’s equity investment.

We also use the income approach, which discounts a portfolio company’s expected future cash flows to determine its net present enterprise value. The discount rate used is based upon the company’s weighted average cost of capital, which is determined by blending the cost of the company’s various debt instruments and its estimated cost of equity capital. The cost of equity capital is estimated based upon our market knowledge and discussions with private equity sponsors.

These valuation methodologies involve a significant degree of judgment. As it relates to investments that do not have an active public market, there is no single standard for determining the estimated fair value. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. In some cases, fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of our management, are most relevant to such investment. The selected valuation methodologies for a particular investment are consistently applied on each measurement date. However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

Capital Gains Incentive Fee

Under GAAP, the Company calculates the capital gains incentive fee as if the Company had realized all investments at their fair values as of the reporting date. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount of provisional capital gains incentive fee accrued at a reporting date may vary from the capital gains incentive fee that is ultimately realized and the differences could be material.

Deferred Financing Costs

Deferred financing costs are made up of deferred debt issuance costs. The deferred debt issuance costs consist of fees and other direct costs incurred by the Company in obtaining debt financing from its lender and are recognized as assets and are amortized as interest expense over the term of the applicable credit facility. The deferred equity offering costs consist of legal fees and other costs incurred by the Company in conjunction with raising external capital and are recognized as an asset and recorded as a reduction to contributed capital when the Company raises equity. The balance of deferred financing costs as of June 30, 2014 and December 31, 2013 was $1,121,597 and $1,247,534, respectively. Amortization expense relating to deferred debt issuance costs during the three months ended June 30, 2014 and the three months ended June 30, 2013 was $64,708 and $15,253, respectively. Amortization expense relating to deferred debt issuance costs during the six months ended June 30, 2014 and the six months ended June 30, 2013 was $125,937 and $24,904, respectively. Amortization expense of $15,253 and $24,904 recognized during the three and six months ended June 30, 2013, respectively relates to the acceleration of deferred debt issuance costs related to the extinguishment of the senior secured revolving credit facility with JMP Group LLC. The amortization expense relating to the deferred equity offering costs during the three months ended June 30, 2014 and the three months ended June 30, 2013 was $0 and $48,667, respectively. The amortization expense relating to the deferred equity offering costs during the six months ended June 30, 2014 and the six months ended June 30, 2013 was $0 and $48,667, respectively.

Other Liabilities

Other liabilities as of June 30, 2014 consisted of a $0.3 million principal and interest reserve that was held at closing on one of our debt investments that closed in the fourth quarter of 2013 and other miscellaneous accrued expenses. Other liabilities as of December 31, 2013 consisted of one debt investment totaling $0.8 million that had not closed as of December 31, 2013, a $0.3 million principal and interest reserve that was held at closing on one of our debt investments that closed in the fourth quarter of 2013 and $0.8 million that was held at closing on one of our debt investments that closed in the fourth quarter of 2013 and other miscellaneous accrued expenses.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend or distribution is determined by the board of directors and is generally based upon the taxable earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. The Company adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock.

Income Taxes

HCC LLC was treated as a partnership for federal and state income tax purposes and did not incur income taxes. Accordingly, no provision for income taxes was made for periods prior to the initial public offering in the accompanying financial statements, as each member of HCC LLC was individually responsible for reporting income or loss, to the extent required by federal income tax laws and regulations, based upon its respective share of HCC LLC's revenues and expenses as reported for income tax purposes. Beginning with its first taxable year ending December 31, 2013, the Company intends to elect to be treated, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify for RIC tax treatment, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax.

During the quarter ended June 30, 2014, the Company declared dividends totaling $0.3375 per share. The determination of whether the Company’s distributions are paid out of earnings or constitute a return of capital is made annually as of the end of the Company’s fiscal year based on its taxable income for the full year and distributions paid for the full year. As a result, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year.

HCC LLC's and the Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change at a later date by the respective taxing authorities. The Company recognizes the financial statement benefit of a tax position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. Penalties or interest that may be assessed related to any income taxes would be classified as other operating expenses in the financial statements. Based on an analysis of our tax position, there are no uncertain tax positions that met the recognition or measurement criteria. The Company has no amounts accrued for interest or penalties as of June 30, 2014. Neither HCC LLC nor the Company is currently undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months. The 2011, 2012 and 2013 federal tax years for HCC LLC and the Company remain subject to examination by the IRS. The 2011, 2012 and 2013 state tax years for HCC LLC remain subject to examination by the California Franchise Tax Board.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act will be automatically deemed an investment company under the new GAAP definition. The Company has adopted this standard for its fiscal year ending December 31, 2014. The adoption resulted in no additional disclosure requirements.

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers,” which outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. The ASU is effective for fiscal years and interim periods within those years beginning after December 15, 2016, and requires either a retrospective or a modified retrospective approach to adoption. Early adoption is not permitted. The Company is currently evaluating the potential impact on our financial statements, as well as the available transition methods.

Note 3. Borrowings

On October 29, 2013, the Company entered into a Loan and Security Agreement (the “Loan Agreement”) with CapitalSource Bank, as agent and a lender, and each of the lenders from time to time party thereto, including City National Bank, to provide the Company with a $55 million senior secured revolving credit facility (the “Credit Facility”). The Credit Facility is secured by all of the Company’s assets. The Loan Agreement, among other things, has a revolving period that expires on October 29, 2015 and matures on October 29, 2018. Advances under the Credit Facility bear interest at a rate per annum equal to the lesser of (i) LIBOR plus 4.50% and (ii) the maximum rate permitted under applicable law. In addition, the Loan Agreement requires payment of a fee for unused amounts during the revolving period, which fee varies depending on the obligations outstanding as follows: (i) 0.75% per annum, if the average daily principal balance of the obligations outstanding for the prior month is less than fifty percent of the maximum loan amount; and (ii) 0.50% per annum, if such obligations outstanding are equal to or greater than fifty percent of the maximum loan amount. In each case, the fee is calculated based on the difference between (i) the maximum loan amount under the Credit Facility and (ii) the average daily principal balance of the obligations outstanding during the prior calendar month.

The Loan Agreement also contains customary terms and conditions, including, without limitation, affirmative and negative covenants, including, without limitation, information reporting requirements, a minimum tangible net worth, a minimum debt service coverage ratio, a minimum liquidity of 4% of the maximum loan amount, a maximum leverage ratio of 1.00 to 1.00, and maintenance of RIC and business development company status. The Loan Agreement also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect. In addition, the Loan Agreement provides that, upon the occurrence and during the continuation of such an event of default, the Company’s administration agreement could be terminated and a backup administrator could be substituted by the agent.

On October 29, 2013, in conjunction with securing and entering into the Credit Facility, the Company terminated its senior secured revolving credit facility with JMP Group LLC (the “JMP Facility”). The JMP Facility had been entered into between HCC LLC and JMP Group LLC as of August 24, 2011. On March 25, 2013, in advance of the initial public offering, HCC LLC and HCAP entered into an amendment to the JMP Facility with JMP Group LLC. The JMP Facility, as so amended, provided up to an aggregate of $50.0 million of revolving borrowings until April 1, 2014, and after April 1, 2014, the amount outstanding thereunder was to become a term loan payable in fourteen consecutive quarterly installments (beginning on April 1, 2014), each in an amount equal to 5% of the term amount, and with the final payment of any other outstanding amounts due on the maturity date of August 24, 2017. Borrowings under the secured revolving credit facility bore interest at an annual rate equal to either (i) LIBOR + 4.50% or (ii) the Prime Rate + 2.25%, at the Company’s election and subject to increases during a default under the JMP Facility.

As of June 30, 2014 and December 31, 2013, the outstanding balance on the Credit Facility was $3.6 million and $0, respectively.

Note 4. Concentrations of Credit Risk

The Company’s investment portfolio consists primarily of loans to privately-held small to mid-size companies. Many of these companies may experience variation in operating results. Many of these companies do business in regulated industries and could be affected by changes in government regulations.

The largest debt investments may vary from year to year as new debt investments are recorded and repaid. The Company’s five largest debt investments represented approximately 32.5% and 38.3% of total debt investments outstanding as of June 30, 2014 and December 31, 2013, respectively. Investment income, consisting of interest and fees, can fluctuate significantly upon repayment of large loans. Interest income from the five largest debt investments accounted for approximately 29.7% and 43.7% of total loan interest and fee income for the three months ended June 30, 2014 and the three months ended June 30, 2013, respectively. Interest income from the five largest investments accounted for approximately 28.8% and 43.0% of total loan interest and fee income for the six months ended June 30, 2014 and the six months ended June 30, 2013, respectively.

Note 5. Shareholders’ Equity

The following table summarizes the total shares issued and proceeds received for shares of the Company’s common stock net of any underwriting discounts and offering costs for the three months and six months ended June 30, 2014.

		Offering price	Proceeds from
	Shares Issued	per share	shares issued

Dividend reinvestment plan	19,562	$13.92	$272,237
Total for the three months ended June 30, 2014	19,562	$13.92	$272,237

Dividend reinvestment plan	39,742	$14.13	$561,442
Total for the six months ended June 30, 2014	39,742	$14.13	$561,442

Note 6. Fair Value Measurements

As described in Note 2, the Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. A description of the valuation methodologies used for assets and liabilities recorded at fair value, and for estimating fair value for financial and non-financial instruments not recorded at fair value, is set forth below.

Cash and cash equivalents: Cash and cash equivalents are Level 1 assets with readily observable market inputs. The Company determined that the historical cost carrying value is a reasonable estimate of fair value.

Revolving credit facilities: The Credit Facility and the JMP Facility are Level 2 financial instruments with readily observable market inputs from other comparable credit facilities in the marketplace. The Company believes the interest rates on the Credit Facility and the JMP Facility are and were comparable to what the Company would be offered by third party lenders and determined the fair value to approximate the amortized cost carrying value.

Off-balance sheet financial instruments: The fair value of unfunded commitments is estimated based on the fair value of the funded portion of the corresponding debt investment.

As of June 30, 2014 and December 31, 2013, unfunded commitments totaled $6.5 million and $5.3 million, respectively, and their estimated fair values on such dates were $6.5 million and $5.2 million, respectively.

There are no assets or liabilities measured at fair value on a nonrecurring basis as of June 30, 2014 or December 31, 2013.

There was one transfer of one debt investment from level 3 to level 2 of the fair value hierarchy for the three months and six months ended June 30, 2014 due to increased quoted market prices available from market makers for the financial instrument.

The following table details the financial instruments that are carried at fair value and measured at fair value on a recurring basis as of June 30, 2014 and December 31, 2013, respectively, and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine the fair value:

	Fair Values as of June 30, 2014

	Level 1	Level 2	Level 3	Total

Financial assets:
Investments	$-	$7,513,663	$83,024,411	$90,538,074
	$-	$7,513,663	$83,024,411	$90,538,074

	Fair Values as of December 31, 2013

	Level 1	Level 2	Level 3	Total

Financial assets:
Investments	$-	$755,025	$69,797,451	$70,552,476
	$-	$755,025	$69,797,451	$70,552,476

The following table provides quantitative information related to the significant unobservable inputs used to fair value the Company's Level 3 investments as of June 30, 2014 and December 31, 2013:

Type of Investment	Fair Value at June 30, 2014	Valuation Technique	Significant Unobservable Input	Range	Weighted Average

Debt investments	$78,176,788	Bond Yield	Risk adjusted discount factor	12.3% - 25.0%	16.0%

		Market	EBITDA multiple	4.1x - 11.0x	6.2x

		Income	Weighted average cost of capital	13.0% - 19.0%	16.1%
			Expected principal recovery	100.0%	N/A

Equity investments	$1,528,452	Market	EBITDA multiple	4.1x - 11.0x	6.2x

		Income	Weighted average cost of capital	13.0% - 19.0%	16.1%

CLO equity	$2,446,137	Bond Yield	Risk adjusted discount factor	13.8%	13.8%

Royalty security	$873,034	Bond Yield	Risk adjusted discount factor	20.7%	20.7%

Type of Investment	Fair Value at December 31, 2013	Valuation Technique	Significant Unobservable Input	Range	Weighted Average

Debt investments	$67,895,656	Bond Yield	Risk adjusted discount factor	12.9% - 25.0%	15.9%

		Market	EBITDA multiple	4.1x - 11.0x	6.2x

		Income	Weighted average cost of capital	13.0% - 20.0%	16.3%
			Expected principal recovery	100.0%	N/A

Equity investments	$1,143,734	Market	EBITDA multiple	4.1x - 11.0x	6.2x

		Income	Weighted average cost of capital	13.0% - 20.0%	16.3%

Royalty security	$758,061	Bond Yield	Risk adjusted discount factor	21.0%	21.0%

When estimating the fair value of its debt investments, the Company typically utilizes the bond yield technique. The significant unobservable inputs used in the fair value measurement under this technique are risk adjusted discount factors. However, the Company also takes into consideration the market technique and income technique in order to determine whether the fair value of the debt investment is within the estimated enterprise value of the portfolio company. The significant unobservable inputs used under these techniques are EBITDA multiples, weighted average cost of capital and expected principal recovery. Under the bond yield technique, significant increases (decreases) in the risk adjusted discount factors would result in a significantly lower (higher) fair value measurement.

 When estimating the fair value of its equity investments, the Company utilizes the (i) market technique and (ii) income technique. The significant unobservable inputs used in the fair value measurement of the Company’s equity investments are EBITDA multiples and weighted average cost of capital (“WACC”). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement.

When estimating the value of its CLO equity investment, the Company typically utilizes the bond yield technique. The significant unobservable inputs used in the fair value measurement under this technique are risk adjusted discount factors. The Company also utilizes the performance and covenant compliance information as provided by the independent trustee along with other risk factors including default risk, prepayment rates, interest rate risk and credit spread risk when valuing this investment.

When estimating the fair value of its royalty security, the Company utilizes the bond yield technique and the specific provisions contained in the royalty security agreement. The determination of the fair value utilizing the specific provisions contained in the royalty security agreement is not a significant component of the Company’s valuation process.

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets:

	Six Months
	Ended	Year Ended
	June 30, 2014	December 31, 2013

Fair value of portfolio, beginning of period	$69,797,451	$38,024,042
New investments	20,685,770	38,829,968
Principal payments received	(5,030,538)	(7,300,995)
Loan origination and other fees received	(402,592)	(1,651,274)
Payment in kind interest earned	818,330	1,125,511
Accretion of deferred loan origination fees/discounts	428,851	818,904
Transfer (to) from level 2	(4,034,203)	1,544,828
Unrealized appreciation (depreciation) on investments	761,342	(1,593,533)
Fair value of portfolio, end of period	$83,024,411	$69,797,451

The information presented should not be interpreted as an estimate of the fair value of the entire Company since a fair value calculation is only required for a portion of the Company’s assets and liabilities.

Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

Note 7: Related Party Transactions

We were founded in September 2011 by certain members of our investment adviser and JMP Group Inc., a full-service investment banking and asset management firm. JMP Group Inc. currently holds an equity interest in us and our investment adviser and was our lender under the JMP Facility. JMP Group Inc. conducts its primary business activities through three wholly-owned subsidiaries: (i) Harvest Capital Strategies, LLC, an SEC registered investment adviser that focuses on long-short equity hedge funds, middle-market lending and private equity, (ii) JMP Securities LLC, a full-service investment bank that provides equity research, institutional brokerage and investment banking services to growth companies and their investors, and (iii) JMP Credit Advisors LLC, which manages approximately $845 million in credit assets of collateralized loan obligation funds.

On August 24, 2011, HCC LLC entered into the JMP Facility, a 6 year, $30.0 million credit facility with JMP Group LLC. The JMP Facility initially had a two year revolving period with maximum outstanding amounts of $20 million, which increased at a rate of $2.5 million per quarter thereafter until the maximum outstanding amount available reached $30.0 million in July 2012. The maximum amount outstanding was also limited by a covenant that restricted borrowings to be less than 2.0 times the Net Tangible Asset Value of HCC LLC. At the end of the two year revolving period, the outstanding balance was scheduled to amortize evenly at 5% in each of the following 16 consecutive quarters with the final 20% due at maturity in August 2017. The JMP Facility initially carried an interest rate of LIBOR + 7.00%, with a LIBOR floor of 1.50%, or the Prime rate + 4.75%. The JMP Facility also had an unused line fee of 0.50% per year. The Company paid an origination fee of 0.50% or $150.0 thousand at the initial closing of the JMP Facility.

On March 25, 2013, in advance of our initial public offering, HCC LLC and HCAP entered into an amendment to the JMP Facility, which became effective following the completion of HCAP’s initial public offering and the satisfaction of certain other closing conditions. The JMP Facility, as so amended, provided up to an aggregate of $50.0 million of revolving borrowings until April 1, 2014, and after April 1, 2014, the amount outstanding thereunder was to become a term loan payable in fourteen consecutive quarterly installments (beginning on April 1, 2014), each in an amount equal to 5% of the term amount, and with the final payment of any other outstanding amounts due on the maturity date of August 24, 2017. Borrowings under the secured revolving credit facility bore interest at an annual rate equal to either (i) LIBOR + 4.50% or (ii) the Prime Rate + 2.25%, at the Company’s election and subject to increases during a default under the JMP Facility.

On October 29, 2013, in conjunction with securing and entering into the Credit Facility, the Company terminated the JMP Facility.

Until the initial public offering, Harvest Capital Strategies LLC ("HCS") served as the investment adviser for HCC LLC under the investment advisory and management agreement, which provided for management fees payable quarterly to the investment adviser at a rate of 2.0% per annum of the gross assets of HCC LLC. HCS agreed to waive the management fees payable to it by HCC LLC with respect to any assets acquired by HCC LLC prior to the initial public offering through the use of borrowings under the JMP Facility until such time that the JMP Facility was repaid in full and terminated. The investment adviser also received an incentive fee based on performance. The terms of the incentive fee were the same as the post- initial public offering incentive fee except that it did not have the total return requirement that the post- initial public offering incentive fee has.

In conjunction with the initial public offering, HCAP entered into a new investment advisory and management agreement to, among other things, have HCAP Advisors LLC, which is affiliated with HCS, replace HCS as our investment adviser. Under the new investment advisory and management agreement, the base management fee is calculated based on our gross assets (which includes assets acquired with the use of leverage and excludes cash and cash equivalents) at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our pre-incentive fee net investment income that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a catch-up provision measured at the end of each fiscal quarter. The second part is calculated and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and equals 20% of our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The post- initial public offering incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the 11 preceding quarters. As a result, the total return requirement acts to defer our obligation to pay our investment adviser an incentive fee to the extent that we have generated cumulative net decreases in assets resulting from operations over the trailing 12 quarters due to unrealized or realized net losses on our investments and even in the event that our pre-incentive fee net investment income exceeds the hurdle rate. Additionally, our investment adviser agreed to waive its incentive fees from the period beginning with our initial public offering through March 31, 2014 to the extent required to support a minimum annual dividend yield of 9% (paid on a monthly basis) based on our initial public offering price per share of $15.00 per share. The number of shares of common stock taken into account in connection with this determination only included shares outstanding immediately after the initial public offering plus the number of shares of common stock issued pursuant to our dividend reinvestment plan relating to those shares during the waiver period. Incentive fee expense, net of fees waived under the waiver agreement, for the three and six months ended June 30, 2014 totaled $598,357 and $633,845, respectively. The capital gains incentive fee is determined and paid annually with respect to realized capital gains (but not unrealized capital gains) to the extent such realized capital gains exceed realized and unrealized capital losses for such year. The Company records an expense accrual relating to the capital gains incentive fee payable by the Company to its investment adviser when the unrealized gains on its investments exceed all realized and unrealized capital losses on its investments given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. The actual incentive fee payable to the Company’s investment adviser related to capital gains is determined and payable in arrears at the end of each fiscal year and includes only realized capital gains for the period. The Company recorded net unrealized appreciation of $575,533 for the quarter ended June 30, 2014 and net unrealized depreciation of $1,471,546 since our initial public offering.

The incentive fee expense also included the waiver of $320,827 in income incentive fees that would otherwise have been payable to the Company’s investment adviser for the period ended March 31, 2014 but for the 9% minimum dividend yield waiver provision described above.

Total management fee expense was $1,037,701 and $236,102 for the three months ended June 30, 2014 and the three months ended June 30, 2013, respectively. Total management fee expense, net of fees waived under the waiver agreement, was $1,458,046 and $633,516 for the six months ended June 30, 2014 and the six months ended June 30, 2013, respectively. Accrued management fees were $1.1 million and $0.4 million as of June 30, 2014 and December 31, 2013, respectively.

HCC LLC entered into an administration agreement with JMP Credit Advisors LLC (“JMPCA”), a subsidiary of JMP Group Inc. The agreement provided that JMPCA would provide all of HCC LLC’s administrative services including loan operations, accounting and recordkeeping and shareholders services. JMPCA would be reimbursed by HCC LLC for its expenses, including reimbursement for an allocable percentage of the compensation costs for the employees performing services under the agreement. There was a $200,000 cap for reimbursement during the first twelve months of the agreement. In conjunction with the initial public offering, HCAP entered into a substantially similar administration agreement with JMPCA except that payments required to be made by HCAP to JMPCA under the agreement were capped such that amounts payable to JMPCA would not exceed $275,000 during the first year of the term of the administration agreement. Since the $275,000 cap expired on April 29, 2014, the Company has negotiated a new cap with JMPCA of $150,000 for each of the quarters ending June 30, September 30, and December 31, 2014. Total administrative services expense was $136,326 and $85,833 for the three months ended June 30, 2014 and the three months ended June 30, 2013, respectively. Total administrative services expense was $205,077 and $135,834 for the six months ended June 30, 2014 and the six months ended June 30, 2013, respectively. Accrued administrative services fees were $227,994 and $22,917 as of June 30, 2014 and December 31, 2013, respectively.

On February 7, 2011, HCC LLC engaged JMP Securities LLC, a subsidiary of JMP Group Inc., to serve as the placement agent for HCC LLC’s offering of up to $30.0 million of capital commitments. JMP Securities LLC or its affiliates may provide us with various financial advisory and investment banking services in the future, for which they would receive compensation. The Company did not record any commission during the three month and six months ended June 30, 2014 and the three and six months ended June 30, 2013 owed to the related party in connection with securing capital commitments. Additionally, JMP Securities LLC was one of the book-running underwriters in HCAP’s initial public offering for which it received an estimated $420,000 of compensation.

In connection with the Merger, the Company succeeded to all of the assets and liabilities of HCC LLC, including a potential obligation to pay HCS a capital gains incentive fee based on the net unrealized appreciation in HCC LLC’s investment portfolio. An expense for the incentive fee in the amount of $0.5 million was accrued in HCC LLC's financial statements at the time of the Merger and, accordingly, reduced the value of HCC LCC in the Merger. The Company will only be obligated to pay a capital gains incentive fee on the acquired investment assets when and if such fee would have become payable under the terms of the investment advisory agreement that HCC LLC had entered into with HCS and irrespective of the 9% minimum dividend hurdle waiver discussed above. The right to receive such incentive fee, if any, was assigned by HCS to HCAP Advisors LLC after the Merger.

Note 8: Commitments and Contingencies

At June 30, 2014, the Company had a total of $6.5 million in unfunded commitments comprised of $3.5 million and $0.5 million of delayed draws that had not been fully drawn and expire on December 31, 2014 and July 15, 2014, respectively, and $2.5 million of unfunded revolving line of credit commitments on three of the Company’s debt investments.

Note 9: Net Increase in Net Assets Resulting from Operations per Common Share

In accordance with the provision of FASB ASC 260, Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. There were no potentially dilutive common shares issued as of June 30, 2014, and 452 potentially dilutive common shares issued as of December 31, 2013.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for each period:

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013

Net increase in net assets resulting from operations	$2,391,998	$1,206,672	$4,635,480	$2,486,926
Weighted average shares outstanding (basic) (1)	6,176,245	4,245,594	6,166,236	2,717,632
Weighted average shares outstanding (diluted) (1)	6,176,245	4,247,627	6,166,236	2,719,665
Net increase in net assets resulting from operations per share (basic) (1)	$0.39	$0.28	$0.75	$0.92
Net increase in net assets resulting from operations per share (diluted) (1)	$0.39	$0.28	$0.75	$0.91

(1) The shares outstanding and per share amounts for all periods prior to May 2013 have been adjusted for the conversion rate of 0.9913 shares for each unit. See Note 1.

Note 10: Financial Highlights

The following is a schedule of financial highlights for the three and six months ended June 30, 2014 and June 30, 2013, respectively:

	Three Months	Three Months	Six Months		Six Months
	Ended	Ended	Ended		Ended
	June 30, 2014	June 30, 2013	June 30, 2014		June 30, 2013

Per share data:
Net asset value at beginning of period	$14.48	$17.29	$14.45		$16.89
Net investment income	0.29	0.30	0.63		0.75
Realized gains on investments	0.00	-	0.00		-
Net unrealized appreciation (depreciation) on investments	0.09	(0.01)	0.12		0.17
Net assets from operations	14.86	17.58	15.20		17.81
Dividends/distributions declared	(0.34)	(1.21)	(0.68)		(1.90)
Effect of shares issued, net of offering expenses	-	(1.52)	-		(1.06)
Net asset value at end of period	$14.52	$14.85	$14.52		$14.85
Net assets at end of period	89,865,048	90,393,830	89,865,048		90,393,830
Shares outstanding at end of period (1)	6,187,969	6,088,098	6,187,969		6,088,098
Weighted average shares outstanding (1)	6,176,245	4,245,594	6,166,236		2,717,632
Per share market value at end of period	$14.87	$15.09	$14.87		$15.09

Ratios and Supplemental data:
Total Return (2)	2.63%	-7.69%	5.16%		-1.68%
Average Net Assets	$89,487,968	$58,768,453	$89,249,524		$41,957,661
Ratio of expenses to average net assets (annualized)	7.62%	5.41%	5.99	% (3)	8.66%
Ratio of net investment income to average Net assets (annualized)	8.11%	8.60%	8.69%		9.67%
Incentive management fees

(1)	The shares outstanding and per share amounts for the periods prior to May 2013 have been adjusted for the conversion rate of 0.9913 shares for each unit. See Note 1.
(2)

The total return equals the change in the ending net asset value per share over the beginning net asset value per share plus dividends per share during the period, divided by the beginning net asset value per share.

(3)

Had our investment adviser not agreed to waive its incentive fee for the period from our initial public offering through March 31, 2014, to the extent required to support a minimum dividend yield of 9%, our ratio of expenses to average net assets would have increased by 72 basis points on an annualized basis.

Note 11: Subsequent Events

On July 7, 2014, the Company received a full repayment at par, plus a 3% prepayment fee, on its $4.5 million debt investment in the junior secured term loan of Arsloane Acquisition LLC (dba Pitney Bowes).

On July 7, 2014, the Company made a $7.0 million investment in the junior secured term loan of Novitex Acquisition, LLC (formerly known as Arsloane Acquisition LLC).

On July 8, 2014, the Company sold its $2.0 million debt investment in Sybil Finance B.V. (Avast Software) at a price of 100.125% of par.

On July 23, 2014, the Company increased its debt investment in one of its existing portfolio companies, WBL SPE II, LLC, by $1.0 million.

On August 5, 2014, the Company received a full repayment at par, plus a 3% prepayment fee, on its $3.9 million debt investment of Pawn Plus, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Harvest Capital Credit Corporation:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and cash flows present fairly, in all material respects, the financial position of Harvest Capital Credit Corporation (the "Company") at December 31, 2013 and December 31, 2012, and the results of its operations and its cash flows for the years ended December 31, 2013 and December 31, 2012 and for the period from September 6, 2011 (commencement of operations) to December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing under Item 15(c) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities at December 31, 2013 by correspondence with the custodian, borrowers and lead agent, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

San Francisco, California

March 31, 2014

Harvest Capital Credit Corporation

Statements of Assets and Liabilities

	December 31, 2013	December 31, 2012
ASSETS:
Non-affiliated/non-control investments (cost of $68,241,970 @ 12/31/13 and $37,637,558 @ 12/31/12)	$69,012,300	$39,595,162
Affiliated investments, at fair value (cost of $2,062,107 @ 12/31/13 and $1,916,156 @ 12/31/12)	1,540,176	1,916,156
Total investments, at fair value (cost of $70,304,077 @ 12/31/13 and $39,553,714 @ 12/31/12)	70,552,476	41,511,318
Cash	18,984,162	7,639,801
Interest receivable	449,902	166,592
Accounts receivable - other	11,344	-
Deferred financing costs	1,247,534	180,786
Other assets	99,833	246,541
Total assets	$91,345,251	$49,745,038
LIABILITIES:
Revolving line of credit - related party	$-	$28,226,666
Accrued interest payable - related party	-	304,293
Accrued interest payable	35,521	-
Accounts payable and accrued expenses	556,892	1,231,006
Other liabilities	1,898,352	15,971
Total liabilities	2,490,765	29,777,936
Commitments and contingencies (Note 9)
Mezzanine equity	-	160,775
NET ASSETS:
Common stock, 100,000,000 shares authorized, and 6,148,227 issued and outstanding @ 12/31/13 and 1,172,688 issued and outstanding @ 12/31/12	6,148	17,266,955
Capital in excess of common stock	88,497,898	581,768
Net unrealized appreciation on investments	248,396	1,957,604
Undistributed net investment income	102,044	-
Total net assets	88,854,486	19,806,327
Total liabilities and net assets	$91,345,251	$49,745,038
Common stock issued and outstanding (1)	6,148,227	1,172,688
Net asset value per common share	$14.45	$16.89

(1)	All shares issued prior to May 2013 have been adjusted for the conversion rate of 0.9913 shares for each unit. See Note 1.

See accompanying notes to audited financial statements.

Harvest Capital Credit Corporation

Statements of Operations

	Year Ended December 31, 2013	Year Ended December 31, 2012	September 6, 2011 (commencement of operations) through December 31, 2011
Investment Income:
Interest:
Cash - non-affiliated/non-control investments	$6,349,007	$3,085,586	$196,767
Cash - affiliated investments	222,133	-	-
PIK - non-affiliated/non-control investments	1,058,329	502,056	22,944
PIK - affiliated investments	67,182	-	-
Fee amortization, net	1,003,317	437,400	10,056
Total interest income	8,699,968	4,025,042	229,767
Other income	60,000	114,959	-
Total investment income	8,759,968	4,140,001	229,767
Expenses:
Interest expense - revolving line of credit (related party)	627,568	848,583	81,381
Interest expense - unused line of credit (related party)	134,805	89,198	33,900
Interest expense - unused line of credit	73,333	-	-
Interest expense - deferred financing costs (related party)	146,518	36,588	11,510
Interest expense - deferred financing costs	46,617	-	-
Total interest expense	1,028,841	974,369	126,791
General and administrative	871,010	167,540	252,871
Base management fees	812,207	228,024	12,863
Incentive management fees	(58,461)	921,713	-
Administrative services expense	275,001	142,500	15,000
Total expenses	2,928,598	2,434,146	407,525
Net investment income (loss)	5,831,370	1,705,855	(177,758)
Net change in unrealized (depreciation) appreciation on investments	(1,709,209)	1,981,004	(23,399)
Total net unrealized (losses) gains on investments	(1,709,209)	1,981,004	(23,399)
Net increase (decrease) in net assets resulting from operations	$4,122,161	$3,686,859	$(201,157)
Net investment income (loss) per share (basic and diluted)	$1.32	$1.97	$(0.92)
Net increase (decrease) in net assets resulting from operations per share (basic and diluted)	$0.93	$4.26	$(1.04)
Weighted average shares outstanding (basic) (1)	4,429,639	866,217	192,791
Weighted average shares outstanding (diluted) (1)	4,430,091	866,217	192,791

(1)	The shares outstanding and per share amounts for all periods prior to May 2013 have been adjusted for the conversion rate of 0.9913 shares for each unit. See Note 1.

See accompanying notes to audited financial statements.

Harvest Capital Credit Corporation

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012	September 6, 2011 (commencement of operations) through December 31, 2011
Increase in net assets from operations:
Net investment income	$5,831,370	$1,705,855	$(177,758)
Net change in unrealized (depreciation) appreciation on investments	(1,709,209)	1,981,004	(23,399)
Net increase (decrease) in net assets resulting from operations	4,122,161	3,686,859	(201,157)
Distributions to shareholders (1)(2)	(6,813,875)	(1,082,614)	(91,545)
Capital share transactions:
Issuance of common shares (net of offering costs of $704,762 for 2013 and offering costs and sales commissions of $39,871 and $130,751, respectively for 2012)	70,487,515	11,494,019	5,772,936
Conversion of mezzanine equity to common shares	295,000	-	-
Reinvestment of dividends	957,358	-	-
Net increase in net assets from capital share transactions	71,739,873	11,494,019	5,772,936
Additional capital contributions	-	-	227,829
Total increase in net assets	69,048,159	14,098,264	5,708,063
Net assets at beginning of period	19,806,327	5,708,063	-
Net assets at end of period	$88,854,486	$19,806,327	$5,708,063
Capital share activity (common shares):
Shares sold (3)	4,955,054	767,694	394,272
Conversion of mezzanine shares to common shares (3)	20,485		-
Net increase in capital share activity (common shares)	4,975,539	767,694	394,272
Capital share activity (mezzanine equity):
Shares sold (3)	9,763	7,288	3,434
Conversion of mezzanine shares to common shares (3)	(20,485)	-	-
Net (decrease) increase in capital share activity (mezzanine equity)	(10,722)	7,288	3,434

(1)

Distributions for the year ended December 31, 2013 were in excess of net investment income in the amount of $982,505. Of the $6,815,875 distributions made for the year ended December 31, 2013, $816,229 relates to Q4 2012 earnings.

(2)

Of the total distributions made during the year ended December 31, 2013, $2,141,415 was made prior to the Company's IPO on May 2, 2013. Of the $4,672,460 of post-IPO distributions, $445,303 represents a return of capital.

(3)	The shares outstanding for all periods prior to May 2013 have been adjusted for the conversion rate of 0.9913 shares for each unit. See Note 1.

See accompanying notes to audited financial statements.

Harvest Capital Credit Corporation

Statements of Cash Flows

	Year Ended December 31, 2013	Year Ended December 31, 2012	September 6, 2011 (commencement of operations) through December 31, 2011
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$4,122,161	$3,686,859	$(201,157)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Paid in kind income	(1,125,511)	(502,056)	(22,944)
Net unrealized depreciation (appreciation) of investments	1,709,209	(1,981,004)	23,399
Accretion of deferred loan fees	(1,000,896)	(483,879)	(7,555)
Amortization of deferred financing costs	193,135	36,588	11,511
Purchase of investments (net of loan origination and other fees)	(37,924,955)	(36,980,576)	(7,685,000)
Proceeds from principal payments	9,300,995	6,128,297	-
Capital contribution from parent	-	-	227,829
Changes in operating assets and liabilities
Increase in interest receivable	(283,310)	(22,786)	(143,806)
Decrease (increase) in accounts receivable - other and other assets	135,364	(246,541)	-
(Decrease) increase in accrued interest payable	(268,772)	206,786	97,507
Increase in accounts payable and other liabilities	1,208,267	1,043,546	203,431
Net cash used in operating activities	(23,934,313)	(29,114,766)	(7,496,785)
Cash flows from financing activities:
Borrowings on revolving credit facility	2,000,000	33,440,000	5,186,666
Repayment of borrowings on revolving credit facility	(30,226,666)	(9,900,000)	(500,000)
Proceeds from the issuance of common stock and common units	71,192,277	11,538,448	5,786,799
Offering expenses from the issuance of common stock and common units	(656,095)	-	-
Issuance of mezzanine equity	134,225	110,375	50,400
Return of capital	-	(91,545)	-
Distributions to equity holders (net of stock issued under dividend reinvestment plan of $957,358 and $0, respectively)	(5,856,517)	(1,082,614)	-
Payment of deferred financing costs	(1,308,550)	(16,572)	(270,605)
Net cash provided by financing activities	35,278,674	33,998,092	10,253,260
Net increase in cash during the period	11,344,361	4,883,326	2,756,475
Cash at beginning of period	7,639,801	2,756,475	-
Cash at end of period	$18,984,162	$7,639,801	$2,756,475
Non-cash financing activities:
Value of shares issued in connection with dividend reinvestment plan	$957,358	$-	$-
Distributions declared to common members	-	-	91,545
Amortization of deferred offering costs	48,667	44,429	13,863
Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$1,104,478	$737,299	$17,773

See accompanying notes to audited financial statements.

Harvest Capital Credit Corporation

Schedule of Investments

(as of December 31, 2013)

Portfolio Company	Investment (1)	Origination Date	Outstanding Principal	Cost	Fair Value
Investments in Affiliated Portfolio Companies
Seafood Product Preparation and Packaging
Solex (1.7%)*	Senior Secured Term Loan, due 12/28/2016	12/31/2012	$1,767,338	$1,620,309	$1,515,896
	(15.79%; LIBOR + 12.50% Cash/3.29% PIK)
	Common Equity			290,284	12,299
	(6.34% of fully diluted common equity)
	Common Equity Warrants			151,514	11,981
	(6.4% of fully diluted common equity)
Total Investments in Affiliated Portfolio Companies				2,062,107	1,540,176
Investments in Non-controlled, Non-affiliated Portfolio Companies
Document and Information Solutions
Arsloane Acquisition, LLC	Junior Secured Term Loan, due 10/01/2020	10/8/2013	4,500,000	4,437,666	4,437,666
(Pitney Bowes) (5.0%)*	(11.75%; LIBOR + 10.50% with 1.25% LIBOR floor)
Hand Tool Manufacturing
Rostra Tool Company (5.4%)*	Junior Secured Subordinated Debt, due 12/15/2014	2/1/2012	4,727,077	4,675,204	4,727,077
	(Greater of 17.00%; 13.00% Cash/4.00% PIK or LIBOR + 13.50%
	LIBOR + 9.50% Cash/4.00% PIK)
	Common Equity Warrants			-	59,817
	(14.99% of fully diluted common equity)
Heavy and Civil Engineering and Construction
LNB Construction, Inc. (4.0%)*	Junior Secured Subordinated Debt, due 11/30/2014	8/21/2012	3,376,137	3,278,290	3,376,137
	(20.00%; 17.00% Cash/3.00% PIK)
	Options to Purchase Common Equity			193,750	200,000
	(16.5% of fully diluted common equity)
Industrial Fluid Filtration Services
CRS Reprocessing, LLC (6.8%)*	Senior Secured Term Loan, due 11/02/2015	10/30/2013	6,123,783	6,060,086	6,060,086
	(15.00%, 12.00% Cash/3.00% PIK)
Industrial Machinery Manufacturing
Douglas Machines Corp. (4.9%)*	Junior Secured Subordinated Debt, due 4/6/2017	4/6/2012	4,257,840	4,161,840	4,257,840
	(16.00%; 12.50% Cash/3.50% PIK)
	Common Equity Warrants			12,500	65,650
	(2.0% of fully diluted common equity)
Metal Fabricating & Finishing
Northeast Metal Works, LLC (5.4%)*	Senior Secured Debt, due 12/31/17	12/31/2013	4,650,000	4,560,167	4,560,167
	(14.20%; LIBOR +14.00% with 0.20% LIBOR floor)
	Asset Based Revolver Commitment	12/31/2013	200,000	200,000	200,000
	(14.20%; LIBOR +14.00% with 0.20% LIBOR floor)
Novelty Shops
PD Products, LLC (5.5%)*	Junior Secured Subordinated Debt, due 10/04/2018	10/4/2013	5,000,000	4,928,297	4,928,297
	(12.00%; LIBOR + 10.50% with 1.50% LIBOR floor)
Peekay Acquisition, LLC (Christals) (2.3%)*	Senior Secured Term Loan, due 12/27/2015	12/31/2012	2,000,000	1,759,799	2,000,000
	(18.00%; 15.00% Cash/3.00% Accommodation Fee)
	Common Equity Warrants (Christals Acquisition, LLC)			35,000	-
	(2.0% of fully diluted common equity)
	Common Equity Warrants (Christals Parent, LLC)			70,000	-
	(8.0% of fully diluted common equity)
Other Nondepository Credit Intermediation
WBL SPE I, LLC (1.4%)*	Senior Secured Term Loan, due 9/30/2016	9/30/2013	1,250,000	1,203,283	1,203,283
	(15.00% Cash)
WBL SPE II, LLC (1.7%)*	Senior Secured Term Loan, due 12/23/2016	12/23/2013	1,500,000	1,477,500	1,477,500
	(15.00% Cash)
World Business Lenders, LLC (0.2%)*	Common Equity	12/23/2013		200,000	200,000
	(0.4% of fully diluted common equity)
Pawn Retail Outlets
Pawn Plus, Inc. (4.1%)*	Senior Secured Term Loan, due 12/31/2016	12/31/2012	3,804,398	3,581,164	3,647,159
	(Greater of 17.00%; 15.00% Cash/2.00% PIK or LIBOR + 14.50%;
	LIBOR + 12.50% Cash/2.00% PIK)
	Common Equity Warrants			133,524	-
	(3.9% of fully diluted common equity)
Pet Food Retail Stores
CP Holding Co., Inc. (Choice Pet) (5.7%)*	Senior Secured Debt, due 02/28/2018	5/30/2013	5,082,919	4,980,815	5,030,676
	(14.75%, 12.00% Cash/2.75% PIK)
Pharmaceutical Merchant Wholesaler
Insight Pharmaceuticals, LLC (1.7%)*	Junior Secured Term Loan, due 08/25/2017	9/14/2011	1,544,828	1,535,043	1,544,828
	(13.25%; LIBOR + 11.75% with 1.50% LIBOR floor)
Real Estate Brokerage Services
Americana Holdings LLC (4.7%)*	Junior Secured Term Loan, due 09/15/2018	9/16/2013	4,264,569	3,441,121	3,441,121
	(13.00% Cash)
	Royalty Security			758,061	758,061
Safety Consulting Services
Safety Services Acquisition Corp. (6.6%)*	Junior Secured Subordinated Debt, due 7/5/2017	4/5/2012	5,572,028	5,503,043	5,572,028
	(15.0%; 12.50% Cash/2.50% PIK)
	Preferred Equity			100,000	303,745
	(0.64% of fully diluted common equity)
Software Publishing
Optimal Blue (6.1%)*	Junior Secured Subordinated Debt, due 03/28/2018	12/18/2013	5,253,886	5,203,886	5,203,886
	(14.50%; 12.50% Cash/2.00% PIK)
	Common Equity			100,000	176,567
	(0.39% of fully diluted common equity)
Surveying & Engineering Services
SISD, Inc. (Garden State) (1.1%)*	Senior Secured Debt, due 3/1/2019	12/4/2013	1,001,167	919,513	919,513
	(16.50%; LIBOR + 14.50% with 0.50% LIBOR floor/1.50% PIK)
	Common Equity Warrants			58,240	58,240
	(4.0% of fully diluted common equity)

Urgent Care Facility Operator
Infinite Aegis Group, LLC (4.3%)*	Senior Secured Term Loan, due 7/31/2017	8/2/2013	4,000,000	3,850,406	3,792,496
	(15.00%; LIBOR + 15.00% with no floor)
	Common Equity Warrants			77,522	55,435
	(3% of fully diluted common equity)
Water Treatment Solutions
EWT Holdings III Corp. 1st Lien (0.8%)*	Senior Secured Term Loan, due 1/15/2021	12/12/2013	750,000	746,250	755,025
	(4.75% LIBOR + 3.75% with 1.00% LIBOR floor)
Total Investments in Non-controlled, Non-affiliated Portfolio Companies				68,241,970	69,012,300
Total Investments as of December 31, 2013 (79.4%)*				$70,304,077	$70,552,476

* Value as a percent of net assets

(1) All debt investments are income producing. Common equity and all warrants are non-income producing. All of our investments other than LNB Construction, Inc., WBL SPE I, LLC and WBL SPE II, LLC are qualifying assets for purposes of Section 55(a) of the Investment Company Act of 1940, as amended.

Harvest Capital Credit Corporation

Schedule of Investments

(as of December 31, 2012)

Portfolio Company	Investment (1)	Origination Date	Outstanding Principal	Cost	Fair Value
Investments in Affiliated Portfolio Companies
Seafood Product Preparation and Packaging
Solex (9.7%)*	Senior Secured Term Loan, due 12/28/2016	12/31/2012	$1,700,000	$1,514,642	$1,514,642
	(15.79%; LIBOR + 12.50% Cash/3.29% PIK)
	Common Equity			250,000	250,000
	(6.34% of fully diluted common equity)
	Common Equity Warrants			151,514	151,514
	(6.4% of fully diluted common equity)
Total Investments in Affiliated Portfolio Companies				1,916,156	1,916,156
Investments in Non-controlled, Non-affiliated Portfolio Companies
Hand Tool Manufacturing
Rostra Tool Company (23.8%)*	Junior Secured Subordinated Debt, due 12/15/2014	2/1/2012	4,540,116	4,454,880	4,454,880
	(Greater of 17.00%; 13.00% Cash/4.00% PIK or LIBOR + 13.50%
	LIBOR + 9.50% Cash/4.00% PIK)
	Common Equity Warrants			-	268,000
	(14.99% of fully diluted common equity)
Heavy and Civil Engineering and Construction
LNB Construction, Inc. (23.4%)*	Junior Secured Subordinated Debt, due 11/30/2014	8/21/2012	3,436,199	3,196,867	3,196,867
	(20.00%; 17.00% Cash/3.00% PIK)
	Options to Purchase Common Equity			193,750	1,434,000
	(16.5% of fully diluted common equity)
Industrial Fluid Filtration Services
CRS Reprocessing, LLC (14.9%)*	Senior Secured Term Loan, due 11/02/2015	11/1/2012	3,015,251	2,957,624	2,957,624
	(15.00%, 12.00% Cash/3.00% PIK)
Industrial Machinery Manufacturing
Douglas Machines Corp. (21.3%)*	Junior Secured Subordinated Debt, due 4/6/2017	4/6/2012	4,110,032	3,997,810	4,110,032
	(16.00%; 12.50% Cash/3.50% PIK)
	Common Equity Warrants			12,500	104,000
	(2.0% of fully diluted common equity)
Motor Vehicle Metal Stamping
JD Norman Industries, Inc (20.7%)* (2)	Junior Secured Subordinated Debt, due 10/31/16	11/3/2011	4,168,369	4,100,488	4,100,488
	(19.00%; 12.50% Cash/6.50% PIK)
Novelty Shops
Peekay Acquisition, LLC (Christals) (9.0%)*	Senior Secured Term Loan, due 12/27/2015	12/31/2012	2,000,000	1,678,500	1,678,500
	(18.00%; 15.00% Cash/3.00% Accommodation Fee)
	Common Equity Warrants (Christals Acquisition, LLC)			35,000	35,000
	(2.0% of fully diluted common equity)
	Common Equity Warrants (Christals Parent, LLC)			70,000	70,000
	(8.0% of fully diluted common equity)
Other Nondepository Credit Intermediation
WBL SPE I, LLC (4.7%)*	Senior Secured Term Loan, due 12/28/2015	12/28/2012	1,000,000	940,000	940,000
	(18.00% Cash)
Pawn Retail Outlets
Pawn Plus, Inc. (19.0%)*	Senior Secured Term Loan, due 12/31/2016	12/31/2012	3,900,000	3,630,193	3,630,193
	(Greater of 17.00%; 15.00% Cash/2.00% PIK or LIBOR + 14.50%;
	LIBOR + 12.50% Cash/2.00% PIK)
	Common Equity Warrants			133,524	133,524
	(3.9% of fully diluted common equity)
Pharmaceutical Merchant Wholesaler
Insight Pharmaceuticals, LLC (7.9%)*	Junior Secured Term Loan, due 08/25/2017	9/14/2011	1,544,828	1,533,109	1,560,276
	(13.25%; LIBOR + 11.75% with 1.50% LIBOR floor)
Safety Consulting Services
Safety Services Acquisition Corp. (28.1%)*	Junior Secured Subordinated Debt, due 7/5/2017	4/5/2012	5,433,000	5,353,111	5,433,000
	(15.0%; 12.50% Cash/2.50% PIK)
	Preferred Equity			100,000	131,000
	(0.65% of fully diluted common equity)
Software Publishing
Blackboard Inc. (9.7%)*	Junior Secured Term Loan, due 04/04/2019	11/8/2011	2,000,000	1,819,424	1,927,000
	(11.50%; LIBOR + 10.00% with 1.50% LIBOR floor)
Optimal Blue (17.3%)*	Junior Secured Subordinated Debt, due 03/28/2018	12/28/2012	3,500,000	3,430,778	3,430,778
	(14.50%; 12.50% Cash/2.00% PIK)
Total Investments in Non-controlled, Non-affiliated Portfolio Companies				37,637,558	39,595,162
Total Investments as of December 31, 2012 (209.6%)*				$39,553,714	$41,511,318

* Value as a percent of net assets

(1) All debt investments are income producing. Common equity and all warrants are non-income producing. All of our investments other than LNB Construction, Inc. and WBL SPE I, LLC, are qualifying assets for purposes of Section 55(a) of the Investment Company Act of 1940, as amended.

(2) JD Norman was in default of two technical covenants as of December 31, 2012 resulting in the accrual of interest at the default rate, which is presented above. The non-default interest rate is 16.00% (12.50% Cash/3.50% PIK). As of December 31, 2012, however, the company was performing and was held on accrual status. The investment paid off at par in June 2013.

Harvest Capital Credit Corporation

Notes to Audited Financial Statements

Note 1. Organization

Harvest Capital Credit Corporation (“HCAP”) was incorporated as a Delaware corporation on November 14, 2012, for the purpose of, among other things, acquiring Harvest Capital Credit LLC (“HCC LLC”). HCAP is an externally managed, closed end, non-diversified management investment company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, HCAP intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

On May 2, 2013, HCAP acquired HCC LLC. HCC LLC was organized as a limited liability company in the state of Delaware on February 7, 2011, and commenced operations on September 6, 2011, as an externally-managed specialty finance company with the objective of generating both current income and capital appreciation primarily by making direct investments in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments in privately-held U.S. small to mid-sized companies. Pursuant to the acquisition agreement, immediately prior to HCAP's election to be treated as a BDC under the 1940 Act, the following formation transaction was consummated:

●

HCAP acquired HCC LLC through a merger (the “Merger”) whereby HCC LLC merged with and into HCAP, and the holders of membership interests in HCC LLC received shares of HCAP common stock in exchange for their interests in HCC LLC. As a result of the Merger, the outstanding limited liability company interests in HCC LLC were converted into a number of shares of HCAP common stock equal to (i) $33.7 million (i.e., the net asset value of HCC LLC as of December 31, 2012), plus the proceeds of sales of membership interests by HCC LLC since December 31, 2012, plus the reclassification of mezzanine equity to members capital, and minus distributions of pre-December 31, 2012 earnings made by HCC LLC after December 31, 2012, divided by (ii) $15.00 per share of the common stock of HCAP. In connection with the merger, the number of membership interests of HCC LLC underlying each outstanding warrant of HCC LLC, and the exercise price thereof, were converted into HCAP’s common stock equivalent (based on the merger conversion formula). In addition, the exercise prices of the warrants were subject to upward (but not downward) adjustment as the public offering price of HCAP’s shares of common stock in the initial public offering described below was higher than the then-current exercise price of the warrants.

●	HCAP assumed and succeeded to all of the assets and liabilities of HCC LLC, including its obligations under the revolving credit facility with JMP Group LLC.

●

On May 7, 2013, HCAP closed its initial public offering of 3,400,000 shares of its common stock at a price of $15.00 per share raising $51.0 million in gross proceeds, or $50.4 million after deducting underwriting discounts and commissions.

●

On May 17, 2013, HCAP closed on the initial public offering underwriters’ overallotment option of 433,333 shares of its common stock at $15.00 per share raising additional gross proceeds of $6.5 million, or $6.1 million after deducting underwriting discounts and commissions.

Since HCAP acquired all of the interests of HCC LLC and did not have any operations prior to the acquisition, for periods prior to the initial public offering we are presenting the historical financial statements of HCC LLC as HCAP's financial statements. When HCAP acquired HCC LLC, HCAP issued shares of its common stock in exchange for all HCC LLC's outstanding membership interests at a rate of 0.9913 shares for each membership interest. As a result of this transaction, we have retroactively applied the aforementioned exchange/conversion rate to all unit measurements relating to HCC LLC's membership interests for all periods presented and have replaced all references to membership interests of HCC LLC to shares of common stock of HCAP in the financial statements and notes thereto contained herein. On the date of the Merger, the net asset value of the Company was $15.00 per share and none of the warrants assumed in the Merger had an exercise price below $15.00 per share.

As used herein, the terms “we”, “us” and the “Company” refer to HCC LLC for the periods prior to the initial public offering and refer to HCAP for the periods after the initial public offering.

Note 2. Summary of Significant Accounting Policies

Basis of Financial Statement Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and in accordance with the rules and regulations of the SEC.

In preparing the financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the statement of assets and liabilities and income and expenses for the period. Actual results could differ from those estimates.

Basis for Consolidation

In accordance with Article 6 of Regulation S-X, the Company does not consolidate portfolio company investments.

Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, codified in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services- Investment Companies, the Company is precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

Cash and Cash Equivalents

Cash and cash equivalents as presented in the statement of assets and liabilities and the statement of cash flows include bank checking accounts and short term securities with an original maturity of less than 90 days.

Investments and Related Investment Revenue and Expense

All investments and the related revenue and expenses attributable to these investments are reflected on the statement of operations commencing on the settlement date unless otherwise specified by the transaction documents.

The Company accrues interest income if it expects that ultimately it will be able to collect it. Generally, when an interest payment default occurs on a loan in the portfolio, in which interest has not been paid for greater than 90 days, or if management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, the Company will place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed collectible.

However, the Company remains contractually entitled to this interest. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection and the amount of collectible interest can be reasonably estimated.

For loans with contractual PIK (payment-in-kind) interest income, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue PIK interest if we believe that the PIK interest is no longer collectible, including if the portfolio company valuation indicates that such PIK interest is not collectible. Loan origination fees - net of direct loan origination costs, original issue discounts that initially represent the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and market discounts or premiums - are accreted or amortized using the effective interest method as interest income over the contractual life of the loan. Upon the prepayment of a loan or debt security, any unamortized net loan origination fee will be recorded as interest income. Loan exit fees that are contractually required to be paid at the termination or maturity of the loan will be accreted to interest income over the contractual term of the loan. We suspend the accretion of interest income for any loans or debt securities placed on non-accrual status. We may also collect other prepayment premiums on loans. These prepayment premiums are recorded as other income as earned. Dividend income, if any, will be recognized on the ex-dividend date.

Certain expenses related to legal and tax consultation, due diligence, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. To the extent that such costs are not classified as direct loan origination costs, these expenses are recognized in the statement of operations as they are incurred.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Realized gains and losses on investments are calculated using the specific identification method. We measure realized gains or losses on equity investments as the difference between the net proceeds from the sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on debt investments as the difference between the net proceeds from the repayment or sale and the contractual amount owed to us on the investment, without regard to unrealized appreciation or depreciation previously recognized or unamortized deferred fees. The acceleration of unamortized deferred fees is recognized as interest income and the collection of prepayment and other fees is recognized as other income. In its Form 10-Q for the quarterly period ended June 30, 2013, the Company had presented acceleration of unamortized deferred fees of $152.1 thousand for the three and six months ended June 30, 2013, as realized gain, and in its registration statement on Form N-2 filed on April 24, 2013, the Company had presented acceleration of unamortized deferred fees of $327.1 thousand for the year ended December 31, 2012, as realized gain. These amounts are now included within investment income for all periods presented. This change was not material to any previously issued financial statements.

Classification of Investments

We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more, but less than 25%, of the outstanding voting securities of another person. Twenty of the Company’s investments were classified as non-control/non-affiliated investments as of December 31, 2013 and twelve of the Company’s investments were classified as non-control/non-affiliated investments as of December 31, 2012. One of the Company’s investments was classified as affiliated as of December 31, 2013 and December 31, 2012, respectively.

Valuation of Investments

Valuation analyses of the Company’s investments are performed on a quarterly basis pursuant to ASC 820, Fair Value Measurements. ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with applicable accounting guidance and expands disclosure of fair value measurements.

Pursuant to ASC 820, the valuation standard used to measure the value of each investment is fair value defined as, “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Investments are recorded at their fair value at each quarter end (the measurement date).

Fair Value Investment Hierarchy

Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.
Level 2

Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3	Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

Valuation Process

Investments are measured at fair value as determined in good faith by our board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date. Debt investments which have closed within six months of the measurement date are valued at cost unless unique circumstances dictate otherwise.

The Company engages an independent external valuation firm to review all Level 3 investments, at least annually. This external review is used as a key input in connection with the determination of the fair value of the Company's investments.

The board of directors undertakes a multi-step valuation process at each measurement date.

●	Our valuation process begins with each investment valued by the investment professionals of our investment adviser responsible for the investment.

●	Preliminary valuation conclusions are documented and discussed with our management and our investment adviser.

●	The audit committee of our board of directors reviews and discusses the preliminary valuations.

●	At least once annually, the valuation for each portfolio investment is reviewed by the independent valuation firm.

●

The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith, based upon the input of our management, our investment adviser, the independent valuation firm and the audit committee.

Valuation Methodology

The following section describes the valuation methods and techniques used to measure the fair value of the investments.

Fair value for each investment will be derived using a combination of valuation methodologies that, in the judgment of our management, are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which our management has deemed there to be enough breadth (number of quotes) and depth to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms-length transaction, (iii) market approach (enterprise value), (iv) income approach (discounted cash flow analysis) or the (v) bond yield approach.

The valuation methods selected for a particular investment are based on the circumstances and on the level of sufficient data available to measure fair value. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The determination of fair value using the selected methodologies takes into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment, compliance with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower.

In most cases we use the bond yield approach for valuing our level 3 debt investments, as long as we deem this method appropriate. This approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to ours, in order to assess what the range of effective market interest rates would be for our investment if it were being made on or near the valuation date. Then all of the remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment.

The fair value of equity securities, including warrants, in portfolio companies oftentimes considers the market approach, which applies market valuation multiples of publicly-traded firms or recently acquired private firms engaged in businesses similar to those of the portfolio companies. This approach to determining the fair value of a portfolio company’s equity security will typically involve: (1) applying to the portfolio company’s trailing twelve month EBITDA (earnings before interest, taxes, depreciation and amortization) a range of enterprise value to EBITDA multiples that are derived from an analysis of comparable companies, in order to arrive at a range of enterprise values for the portfolio company; then (2) subtracting from the range of enterprise values balances of any debt or equity securities that rank senior to our equity securities; and (3) multiplying the range of equity values by the Company’s ownership share of such equity to determine a range of fair values for the Company’s equity investment.

We also use the income approach, which discounts a portfolio company’s expected future cash flows to determine its net present enterprise value. The discount rate used is based upon the company’s weighted average cost of capital, which is determined by blending the cost of the company’s various debt instruments and its estimated cost of equity capital. The cost of equity capital is estimated based upon our market knowledge and discussions with private equity sponsors.

These valuation methodologies involve a significant degree of judgment. As it relates to investments which do not have an active public market, there is no single standard for determining the estimated fair value. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. In some cases, fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of our management, are most relevant to such investment. The selected valuation methodologies for a particular investment are consistently applied on each measurement date. However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

Capital Gains Incentive Fee

Under GAAP, the Company calculates the capital gains incentive fee as if the Company had realized all investments at their fair values as of the reporting date. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount of provisional capital gains incentive fee accrued at a reporting date may vary from capital gains incentive fee that is ultimately realized and the differences could be material.

Deferred Financing Costs

Deferred financing costs are made up of deferred debt issuance costs and deferred equity offering costs. The deferred debt issuance costs consist of fees and other direct costs incurred by the Company in obtaining debt financing from its lender and are recognized as assets and are amortized as interest expense over the term of the applicable credit facility. The deferred equity offering costs consist of legal fees and other costs incurred by the Company in conjunction with raising external capital and are recognized as an asset and recorded as a reduction to contributed capital when the Company raises equity. The balance of deferred financing costs as of December 31, 2013 and December 31, 2012 was $1,247,534 and $180,786, respectively. The balance as of December 31, 2013 of $1,247,534 relates to deferred debt issuance costs. The balance as of December 31, 2012 of $180,786 is comprised of $132,119, which relates to deferred debt issuance costs, and $48,667, which relates to deferred equity offering costs. The amortization expense relating to deferred debt issuance costs during the year ended December 31, 2013 and the year ended December 31, 2012 was $193,135 and $36,588, respectively. Of the $193,135 of amortization expense recognized during the year ended December 31, 2013, $146,518 relates to the acceleration of deferred debt issuance costs related to the extinguishment of the senior secured revolving credit facility with JMP Group LLC. The amount recorded as a reduction to contributed capital related to deferred equity offering costs during the year ended December 31, 2013 and the year ended December 31, 2012 was $48,667 and $44,429, respectively.

Other liabilities consisted of one debt investment totaling $0.8 million that had not closed as of December 31, 2013, a $0.3 million principal and interest reserve that was held at closing on one of our debt investments that closed in the fourth quarter, a $0.8 million SBA Amount that was held at closing on one of or debt investments that closed in the fourth quarter and other miscellaneous accrued expenses.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend or distribution is determined by the Board and is generally based upon the taxable earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. The Company adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock.

Income Taxes

HCC LLC was treated as a partnership for federal and state income tax purposes and did not incur income taxes. Accordingly, no provision for income taxes was made for periods prior to the initial public offering in the accompanying financial statements, as each member of HCC LLC was individually responsible for reporting income or loss, to the extent required by federal income tax laws and regulations, based upon its respective share of HCC LLC's revenues and expenses as reported for income tax purposes. Beginning with its first taxable year ending December 31, 2013, the Company intends to elect to be treated, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax.

During the year ended December 31, 2013, the Company declared dividends totaling $0.765 per share.

HCC LLC's and the Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change at a later date by the respective taxing authorities. The Company recognizes the financial statement benefit of a tax position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. Penalties or interest that may be assessed related to any income taxes would be classified as other operating expenses in the financial statements. Based on an analysis of our tax position, there are no uncertain tax positions that met the recognition or measurement criteria. The Company has no amounts accrued for interest or penalties as of December 31, 2013. Neither HCC LLC nor the Company is currently undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months. The 2011 and 2012 federal tax years for HCC LLC and the Company remain subject to examination by the IRS. The 2011 and 2012 state tax years for HCC LLC remain subject to examination by the California Franchise Tax Board.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, Financial Services — Investment Companies (ASC Topic 946) (“ASU 2013-08”), which affects the scope, measurement and disclosure requirements for investment companies under GAAP. ASU 2013-08 contains new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interest in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance is effective for interim and annual reporting periods beginning on or after December 15, 2013. The Company does not expect ASU 2013-08 to have a material impact on the Company’s financial position or disclosures.

From time to time, new accounting pronouncements are issued by the FASB or other standard-setting bodies that are adopted by the Company as of the specified effective date. The Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on our financial statements upon adoption.

Note 3. Borrowings

On October 29, 2013, the Company entered into a Loan and Security Agreement (the “Loan Agreement”) with several financial institutions to provide the Company with a $55 million senior secured revolving credit facility (the “Credit Facility”). The Credit Facility is secured by all of the Company’s assets. The Loan Agreement, among other things, has a revolving period that expires on October 29, 2015 and matures on October 29, 2018. Advances under the Credit Facility bear interest at a rate per annum equal to the lesser of (i) LIBOR plus 4.50% and (ii) the maximum rate permitted under applicable law. In addition, the Loan Agreement requires payment of a fee for unused amounts during the revolving period, which fee varies depending on the obligations outstanding as follows: (i) 0.75% per annum, if the average daily principal balance of the obligations outstanding for the prior month are less than fifty percent of the maximum loan amount; and (ii) 0.50% per annum, if such obligations outstanding are equal to or greater than fifty percent of the maximum loan amount. In each case, the fee is calculated based on the difference between (i) the maximum loan amount under the Credit Facility and (ii) the average daily principal balance of the obligations outstanding during the prior calendar month.

The Loan Agreement also contains customary terms and conditions, including, without limitation, affirmative and negative covenants, including, without limitation, information reporting requirements, a minimum tangible net worth, a minimum debt service coverage ratio, a minimum liquidity of 4% of the maximum loan amount, a maximum leverage ratio of 1.00 to 1.00, and maintenance of RIC and business development company status. The Loan Agreement also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect. In addition, the Loan Agreement provides that, upon the occurrence and during the continuation of such an event of default, the Company’s administration agreement could be terminated and a backup administrator could be substituted by the agent.

On October 29, 2013, in conjunction with securing and entering into the Credit Facility, the Company terminated its senior secured revolving credit facility with JMP Group LLC (the “JMP Facility”). The JMP Facility had been entered into between HCC LLC and JMP Group LLC as of August 24, 2011. On March 25, 2013, in advance of the initial public offering, HCC LLC and HCAP entered into an amendment to the JMP Facility with JMP Group LLC. The JMP Facility, as so amended, provided up to an aggregate of $50.0 million of revolving borrowings until April 1, 2014, and after April 1, 2014, the amount outstanding thereunder was to become a term loan payable in fourteen consecutive quarterly installments (beginning on April 1, 2014), each in an amount equal to 5% of the term amount, and with the final payment of any other outstanding amounts due on the maturity date of August 24, 2017. Borrowings under the secured revolving credit facility bore interest at an annual rate equal to either (i) LIBOR + 4.50% or (ii) the Prime Rate + 2.25%, at the Company’s election and subject to increases during a default under the JMP Facility.

As of December 31, 2013, the outstanding balance on the Credit Facility was $0. As of December 31, 2012, the outstanding balance on the JMP Facility was $28.2 million.

Note 4. Concentrations of Credit Risk

The Company’s investment portfolio consists primarily of loans to privately-held small to mid-size companies. Many of these companies may experience variation in operating results. Many of these companies do business in regulated industries and could be affected by changes in government regulations.

The largest debt investments may vary from year to year as new debt investments are recorded and repaid. The Company’s five largest debt investments represented approximately 38.3% and 54.9% of total debt investments outstanding as of December 31, 2013 and December 31, 2012, respectively. Investment income, consisting of interest and fees, can fluctuate significantly upon repayment of large loans. Interest income from the five largest debt investments accounted for approximately 18.7% and 60.7% of total loan interest and fee income for the year ended December 31, 2013 and the year ended December 31, 2012, respectively.

Note 5. Shareholders’ Equity

The following tables summarize the total shares issued and proceeds received for shares of the Company’s common stock net of any underwriting discounts and offering costs for the year ended December 31, 2013.

	Shares Issued	Offering price per share	Proceeds net of underwriting and offering costs
Final pre-IPO capital call (1)	1,054,626	$13.70	$14,593,615
Initial public offering	3,400,000	14.63	49,783,905
Overallotment option	433,333	14.10	6,109,995
Conversion of mezzanine equity to common shares (1)	20,485	13.70	295,000
Dividend reinvestment plan	67,095	14.27	957,358
Total for the year ended December 31, 2013	4,975,539	$14.42	$71,739,873

(1) Adjusted for the conversion rate of 0.9913 shares for each unit. See Note 1.

Note 6. Mezzanine Equity

Prior to the initial public offering, two employees of the Company’s adviser purchased and were issued equity interests in the Company in the amount of $160,775. Under certain circumstances, prior to the initial public offering, if these two employees were no longer employed by the adviser, we could have been required to repurchase their equity. Because of this potential liability, the equity for these two employees was treated as mezzanine equity. If we had been required to repurchase this equity, the price would have been determined by the most recent net asset value as of their last day of employment. In conjunction with the Merger and initial public offering, an additional $134,225 of mezzanine equity was issued and the aggregate amount of $295,000 of equity interests was converted to common shares of the Company’s stock. As part of the conversion, the potential obligation of HCC LLC to repurchase these equity interests expired.

Note 7. Fair Value Measurements

As described in Note 2, the Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. A description of the valuation methodologies used for assets and liabilities recorded at fair value, and for estimating fair value for financial and non-financial instruments not recorded at fair value, is set forth below.

Cash and cash equivalents: Cash and cash equivalents are Level 1 assets with readily observable market inputs. The Company determined that the historical cost carrying value is a reasonable estimate of fair value.

Revolving credit facilities: The Credit Facility and the JMP Facility are Level 2 financial instruments with readily observable market inputs from other comparable credit facilities in the marketplace. The Company believes the interest rates on the Credit Facility and the JMP Facility are and were comparable to what the Company would be offered by third party lenders and determined the fair value to approximate the amortized cost carrying value.

Off-balance sheet financial instruments: The fair value of unfunded commitments is estimated based on the fair value of the funded portion of the corresponding debt investment.

As of December 31, 2013 and December 31, 2012, unfunded commitments totaled $5.3 million and $3.5 million, respectively and their estimated fair values on such dates were $5.2 million and $3.4 million, respectively.

There are no assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2013 or December 31, 2012.

There was one transfer of a debt investment from level 2 to level 3 of the fair value hierarchy during the year ended December 31, 2013 due to a lack of quoted market prices available from market makers for the financial instrument and no transfers amongst levels of the fair value hierarchy during the year ended December 31, 2012.

The following table details the financial instruments that are carried at fair value and measured at fair value on a recurring basis as of December 31, 2013 and December 31, 2012, respectively, and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine the fair value:

	Fair Values as of December 31, 2013
	Level 1	Level 2	Level 3	Total
Financial assets:
Investments	$-	$755,025	$69,797,451	$70,552,476
	$-	$755,025	$69,797,451	$70,552,476

	Fair Values as of December 31, 2012
	Level 1	Level 2	Level 3	Total
Financial assets:
Investments	$-	$3,487,276	$38,024,042	$41,511,318
	$-	$3,487,276	$38,024,042	$41,511,318

The following table provides quantitative information related to the significant unobservable inputs used to fair value the Company's Level 3 investments as of December 31, 2013 and December 31, 2012:

Type of Investment	Fair Value at December 31, 2013	Valuation Technique	Significant Unobservable Input	Range			Weighted Average
Debt investments (1)	$67,895,656	Bond Yield	Risk adjusted discount factor	12.9%	-	25.0%	15.9%
		Market	EBITDA multiple	4.1x	-	11.0x	6.2x
		Income	Weighted average cost of capital	13.0%	-	20.0%	16.3%
			Expected principal recovery		100.0%		N/A
Equity investments (2)	$1,143,734	Market	EBITDA multiple	4.1x	-	11.0x	6.2x
		Income	Weighted average cost of capital	13.0%	-	20.0%	16.3%
Other investments (3)	$758,061	Bond Yield	Risk adjusted discount factor		21.0%		21.0%

Type of Investment	Fair Value at December 31, 2012	Valuation Technique	Significant Unobservable Input	Range			Weighted Average
Debt investments (1)	$35,447,003	Bond Yield	Risk adjusted discount factor	8.5%	-	16.2%	13.2%
		Market	EBITDA multiple	3.8x	-	9.3x	8.5x
		Income	Weighted average cost of capital	10.0%	-	18.0%	15.6%
			Expected principal recovery	100.0%			N/A
Equity investments (2)	$2,577,038	Market	EBITDA multiple	3.8x	-	9.3x	8.5x
		Income	Weighted average cost of capital	10.0%	-	18.0%	15.6%

(1)

In determining the fair value of our debt investments, we utilized the bond yield approach. We also utilized the results of the market and income approaches to confirm that the fair value of our debt investments were inside the enterprise value of the portfolio company.

(2)

In determining the fair value of our equity investments, we analyzed these investments using the income approach, in addition to the market approach, but settled on the market approach as determinative of fair market value.

(3)	In determining the fair value of our royalty security, we utilized the bond yield approach and the specific provisions contained in the royalty security agreement.

When estimating the fair value of its debt investments, the Company typically utilizes the bond yield technique. The significant unobservable inputs used in the fair value measurement under this technique are risk adjusted discount factors. However, the Company also takes into consideration the market technique and income technique in order to determine whether the fair value of the debt investment is within the estimated enterprise value of the portfolio company. The significant unobservable inputs used under these techniques are EBITDA multiples, weighted average cost of capital and expected principal recovery. Under the bond yield technique, significant increases (decreases) in the risk adjusted discount factors would result in a significantly lower (higher) fair value measurement.

When estimating the fair value of its equity investments, the Company utilizes the (i) market technique and (ii) income technique. The significant unobservable inputs used in the fair value measurement of the Company’s equity investments are EBITDA multiples and weighted average cost of capital (“WACC”). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement.

During the year ended December 31, 2013, the Company acquired a royalty security in one of its existing debt investments. This security allows the Company to earn a percentage of the future revenue growth in the portfolio company. When estimating the fair value of its royalty security, the Company utilizes the bond yield technique and the specific provisions contained in the royalty security agreement. The determination of the fair value utilizing the specific provisions contained in the royalty security agreement is not a significant component of the Company’s valuation process.

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Fair value of portfolio, beginning of period	$38,024,042	$3,902,100
New investments	38,829,968	36,992,855
Principal payments received	(7,300,995)	(3,673,125)
Loan origination fees received	(1,651,274)	(1,857,319)
Payment in kind interest earned	1,125,511	502,056
Accretion of deferred loan origination fees/discounts	818,904	309,360
Transfer from level 2	1,544,828	-
Unrealized (depreciation) appreciation on investments	(1,593,533)	1,848,115
Fair value of portfolio, end of period	$69,797,451	$38,024,042

The information presented should not be interpreted as an estimate of the fair value of the entire Company since a fair value calculation is only required for a portion of the Company’s assets and liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

Note 8: Related Party Transactions

We were founded in September 2011 by certain members of our investment adviser and JMP Group Inc., a full-service investment banking and asset management firm. JMP Group Inc. currently holds an equity interest in us and our investment adviser and was our lender under the JMP Facility. JMP Group Inc. conducts its primary business activities through three wholly-owned subsidiaries: (i) Harvest Capital Strategies, LLC, an SEC registered investment adviser that focuses on long-short equity hedge funds, middle-market lending and private equity, (ii) JMP Securities LLC, a full-service investment bank that provides equity research, institutional brokerage and investment banking services to growth companies and their investors, and (iii) JMP Credit Advisors LLC, which manages approximately $782 million in credit assets of collateralized loan obligation funds.

On August 24, 2011, HCC LLC entered into the JMP Facility, a 6 year, $30.0 million credit facility with JMP Group LLC. The JMP Facility initially had a two year revolving period with maximum outstanding amounts of $20 million, which increased at a rate of $2.5 million per quarter thereafter until the maximum outstanding amount available reached $30.0 million in July 2012. The maximum amount outstanding was also limited by a covenant that restricted borrowings to be less than 2.0 times the Net Tangible Asset Value of HCC LLC. At the end of the two year revolving period, the outstanding balance was scheduled to amortize evenly at 5% in each of the following 16 consecutive quarters with the final 20% due at maturity in August 2017. The JMP Facility initially carried an interest rate of LIBOR + 7.00%, with a LIBOR floor of 1.50%, or the Prime rate +4.75%. The JMP Facility also had an unused line fee of 0.50% per year. The Company paid an origination fee of 0.50% or $150.0 thousand at the initial closing of the JMP Facility.

On March 25, 2013, in advance of our initial public offering, HCC LLC and HCAP entered into an amendment to the JMP Facility with JMP Group LLC, which became effective following the completion of HCAP’s initial public offering and the satisfaction of certain other closing conditions. The JMP Facility, as so amended, provided up to an aggregate of $50.0 million of revolving borrowings until April 1, 2014, and after April 1, 2014, the amount outstanding thereunder was to become a term loan payable in fourteen consecutive quarterly installments (beginning on April 1, 2014), each in an amount equal to 5% of the term amount, and with the final payment of any other outstanding amounts due on the maturity date of August 24, 2017. Borrowings under the secured revolving credit facility bore interest at an annual rate equal to either (i) LIBOR + 4.50% or (ii) the Prime Rate + 2.25%, at the Company’s election and subject to increases during a default under the JMP Facility.

On October 29, 2013, in conjunction with securing and entering into the Credit Facility, the Company terminated the JMP Facility.

Until the initial public offering, Harvest Capital Strategies LLC ("HCS") served as the investment adviser for HCC LLC under the investment advisory and management agreement, which provided for management fees payable quarterly to the investment adviser at a rate of 2.0% per annum of the gross assets of HCC LLC. HCS agreed to waive the management fees payable to it by HCC LLC with respect to any assets acquired by HCC LLC prior to the initial public offering through the use of borrowings under the JMP Facility until such time that the JMP Facility was repaid in full and terminated. The investment adviser also received an incentive fee based on performance. The terms of the incentive fee were the same as the post- initial public offering incentive fee except that it did not have the total return requirement that the post- initial public offering incentive fee has.

In conjunction with the initial public offering, HCAP entered into a new investment advisory and management agreement to, among other things, have HCAP Advisors LLC, which is affiliated with HCS, replace HCS as our investment adviser. Under the new investment advisory and management agreement, the base management fee is calculated based on our gross assets (which includes assets acquired with the use of leverage and excludes cash and cash equivalents) at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our pre-incentive fee net investment income that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a catch-up provision measured at the end of each fiscal quarter. The second part is calculated and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and equals 20% of our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The post- initial public offering incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the 11 preceding quarters. As a result, the total return requirement acts to defer our obligation to pay our investment adviser an incentive fee to the extent that we have generated cumulative net decreases in assets resulting from operations over the trailing 12 quarters due to unrealized or realized net losses on our investments and even in the event that our pre-incentive fee net investment income exceeds the hurdle rate. Additionally, our investment adviser has agreed to waive its incentive fees from the period beginning with our initial public offering through March 31, 2014 to the extent required to support a minimum annual dividend yield of 9% (paid on a monthly basis) based on our initial public offering price per share of $15.00 per share. The number of shares of common stock that taken into account in connection with this determination will only include shares outstanding immediately after the initial public offering plus the number of shares of common stock issued pursuant to our dividend reinvestment plan relating to those shares during the waiver period. Incentive fee expense for the year ended December 31, 2013 totaled $(0.1) million. The incentive fee expense included the reversal of $444,904 of previously accrued incentive fee expense relating to the capital gains incentive fee payable to the Company’s investment adviser. Such accrued fees related to the cumulative net unrealized appreciation recorded in the Company’s investment portfolio in prior periods. The capital gains incentive fee is determined and paid annually with respect to realized capital gains (but not unrealized capital gains) to the extent such realized capital gains exceed realized and unrealized capital losses for such year. The Company records an expense accrual relating to the capital gains incentive fee payable by the Company to its investment adviser when the unrealized gains on its investments exceed all realized and unrealized capital losses on its investments given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. The actual incentive fee payable to the Company’s investment adviser related to capital gains is determined and payable in arrears at the end of each fiscal year and includes only realized capital gains for the period. The Company recorded net unrealized depreciation of $1,808,200 in the quarter ended December 31, 2013 and net unrealized depreciation of $2,224,521 since the IPO.

The incentive fee expense also included the waiver of $159,069 in income incentive fees that would otherwise have been payable to the Company’s investment adviser for the period ended December 31, 2013 but for the 9% minimum dividend yield waiver provision described above.

Total management fee expense was $753,746 and $1,149,737 for the year ended December 31, 2013 and the year ended December 31, 2012, respectively. Accrued management fees were $0.4 million and $0.7 million as of December 31, 2013 and December 31, 2012, respectively.

HCC LLC entered into an administration agreement with JMP Credit Advisors LLC (“JMPCA”), a subsidiary of JMP Group Inc. The agreement provided that JMPCA would provide all of HCC LLC’s administrative services including loan operations, accounting and recordkeeping and shareholders services. JMPCA would be reimbursed by HCC LLC for its expenses, including reimbursement for an allocable percentage of the compensation costs for the employees performing services under the agreement. There was a $200,000 cap for reimbursement during the first twelve months of the agreement. In conjunction with the initial public offering, HCAP entered into a substantially similar administration agreement with JMPCA except that payments required to be made by HCAP to JMPCA under the agreement are capped such that amounts payable to JMPCA will not exceed $275,000 during the first year of the term of the administration agreement. Total administrative services expense was $275,001 and $142,500 for the year ended December 31, 2013 and the year ended December 31, 2012, respectively. Accrued administrative services fees were $22,917 and $95,000 as of December 31, 2013 and December 31, 2012, respectively.

On February 7, 2011, HCC LLC engaged JMP Securities LLC, a subsidiary of JMP Group Inc., to serve as the placement agent for HCC LLC’s offering of up to $30.0 million of capital commitments. JMP Securities LLC or its affiliates may provide us with various financial advisory and investment banking services in the future, for which they would receive compensation. Commission recorded by the Company during the year ended December 31, 2013 and the year ended December 31, 2012 owed to the related party in connection with securing capital commitments was $0 and $181,436, respectively. Additionally, JMP Securities LLC was one of the book-running underwriters in HCAP’s initial public offering for which it received an estimated $420,000 of compensation.

In connection with the Merger, the Company succeeded to all of the assets and liabilities of HCC LLC, including a potential obligation to pay HCS a capital gains incentive fee based on the net unrealized appreciation in HCC LLC’s investment portfolio. An expense for the incentive fee in the amount of $0.5 million was accrued in HCC LLC's financial statements at the time of the Merger and, accordingly, reduced the value of HCC LCC in the Merger. The Company will only be obligated to pay a capital gains incentive fee on the acquired investment assets when and if such fee would have become payable under the terms of the investment advisory agreement that HCC LLC had entered into with HCS and irrespective of the 9% minimum dividend hurdle waiver discussed above. The right to receive such incentive fee, if any, was assigned by HCS to HCAP Advisors LLC after the Merger.

Note 9: Commitments and Contingencies

At December 31, 2013, the Company had a total of $5.3 million in unfunded commitments comprised of $0.8 million of a loan that had not closed as of December 31, 2013, $0.3 million of a revolver commitment that had not been fully drawn and $3.8 million and $0.5 million of delayed draws that had not been fully drawn and expire on December 31, 2014 and May 30, 2014, respectively.

Note 10: Net Increase in Net Assets Resulting from Operations per Common Share

In accordance with the provision of FASB ASC 260, “Earnings per Share” (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. There were 452 and no potentially dilutive common shares issued as of December 31, 2013, and December 31, 2012, respectively.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for each period:

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net increase (decrease) in net assets resulting from operations	$4,122,161	$3,686,859	$(201,157)
Weighted average shares outstanding (basic) (1)	4,429,639	866,217	192,791
Weighted average shares outstanding (diluted) (1)	4,430,091	866,217	192,791
Net increase (decrease) in net assets resulting from operations per share (basic and diluted) (1)	$0.93	$4.26	$(1.04)

(1)	The shares outstanding and per share amounts for all periods prior to May 2013 have been adjusted for the conversion rate of 0.9913 shares for each unit. See Note 1.

Note 11: Financial Highlights

The following is a schedule of financial highlights for the years ended December 31, 2013 and December 31, 2012, respectively:

	Year Ended December 31, 2013	Year Ended December 31, 2012

Per share data:
Net asset value at beginning of period	$16.89	$14.38
Net investment income	1.32	1.97
Net unrealized (depreciation) appreciation on investments	(0.39)	2.29
Net increase in net assets from operations	17.82	18.64
Dividends/distributions declared	(2.58)	(1.24)
Effect of shares issued, net of offering expenses	(0.80)	(0.51)
Net asset value at end of period	$14.45	$16.89
Net assets at end of period	88,854,486	19,806,327
Shares outstanding at end of period (1)	6,148,227	1,172,688
Per share market value at end of period	$15.02	N/A
Ratios and Supplemental data:
Total Return (2) (3)	1.18%	26.08%
Average Net Assets	$64,066,052	$13,465,920
Ratio of expenses to average Net assets (annualized)	4.57%	18.08%
Ratio of net investment income to average Net assets (annualized)	9.10%	12.67%

(1)	The shares outstanding and per share amounts for the periods prior to May 2013 have been adjusted for the conversion rate of 0.9913 shares for each unit. See Note 1.
(2)

The total return equals the change in the ending net asset value per share over the beginning of period net asset value per share plus dividends per share during the period, divided by the beginning net asset value per share.

(3)

The total return based on market value for the period from May 2, 2013 (initial public offering) through December 31, 2013 was 5.78%. No market value data was available for the periods prior to the initial public offering.

Note 12: Selected Quarterly Data (Unaudited)

The following table sets forth certain quarterly financial information for each of the last eight quarters ended December 31, 2013. This information was derived from the Company’s unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any further quarter.

	Quarter Ended
(in thousands, except per share data)	3/31/2013	6/30/2013	9/30/2013	12/31/2013
Total investment income	$1,786	$2,058	$2,052	$2,864
Net investment income	765	1,263	1,474	2,329
Net increase in net assets resulting from operations	1,280	1,207	1,114	521
Net increase in net assets resulting from operations per share (basic and diluted)	1.09	0.28	0.18	0.09
	Quarter Ended
	3/31/2012	6/30/2012	9/30/2012	12/31/2012
Total investment income	$527	$925	$1,017	$1,671
Net investment income	206	440	209	851
Net increase in net assets resulting from operations	263	475	1,793	1,155
Net increase in net assets resulting from operations per share (basic and diluted)	0.55	0.63	1.70	0.99

Note 13: Subsequent Events

On January 13, 2014, the Company made two debt investments in North Atlantic Trading Company, Inc. totaling $4.0 million. These investments were comprised of a $1.0 million senior secured investment and a $3.0 million junior secured investment.

On January 15, 2014, the Company made a debt investment in Applied Systems, Inc. totaling $0.5 million.

On January 29, 2014 and February 11, 2014, the Company made debt investments in Atrium Innovations, Inc. totaling $1.0 million.

On February 5, 2014, the Company’s Board of Directors declared distributions of $0.1125 per share for the months of January, February and March. The January distribution is payable on February 27, 2014 to shareholders of record on February 20, 2014. The February distribution is payable on March 27, 2014 to shareholders of record on March 20, 2014. The March distribution is payable on April 24, 2014 to shareholders of record on April 17, 2014.

On February 26, 2014, the Company made a debt investment in one of its existing portfolio companies, EWT Holdings III Corp., totaling $0.5 million.

On March 7, 2014, the Company made an investment in the subordinated notes of Shinnecock CLO 2006-1, Ltd. totaling $2.6 million.

On March 18, 2014, the Company made a debt investment in Sybil Finance B.V. totaling $2.0 million.

On March 28, 2014, the Company’s Board of Directors declared distributions of $0.1125 per share for the months of April, May and June. The April distribution is payable on May 29, 2014 to shareholders of record on May 22, 2014. The May distribution is payable on June 26, 2014 to shareholders of record on June 19, 2014. The June distribution is payable on July 24, 2014 to shareholders of record on July 17, 2014.

$100,000,000

Harvest Capital Credit Corporation

Common Stock

Preferred Stock

Subscription Rights

Warrants

Debt Securities

PROSPECTUS

                     , 2014

PART C

Other Information

Item 25. Financial Statements And Exhibits

(1)	Financial Statements

The following financial statements of Harvest Capital Credit Corporation are included in this registration statement.

PAGE
UNAUDITED FINANCIAL STATEMENTS

Statements of Assets and Liabilities as of June 30, 2014 and December 31, 2013	F-2
Statements of Operations for the three and six months ended June 30, 2014 and June 30, 2013	F-3
Statements of Changes in Net Assets for the six months ended June 30, 2014 and June 30, 2013	F-4
Statements of Cash Flows for the six months ended June 30, 2014 and June 30, 2013	F-5
Schedules of Investments as of June 30, 2014 and December 31, 2013	F-6
Notes to Unaudited Financial Statements	F-8

AUDITED FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm	F-18
Statements of Assets and Liabilities as of December 31, 2013 and 2012	F-19
Statements of Operations for Years Ended December 31, 2013 and 2012 and for the period from September 6, 2011 (Commencement of Operations) through December 31, 2011	F-20
Statements of Changes in Net Assets for the Years Ended December 31, 2013 and 2012 and for the period from September 6, 2011 (Commencement of Operations) through December 31, 2011	F-21
Statements of Cash Flows for the Years Ended December 31, 2013 and 2012 and for the period from September 6, 2011 (Commencement of Operations) through December 31, 2011	F-22
Schedule of Investments as of December 31, 2013 and 2012	F-23
Notes to Financial Statements	F-26

(2)	Exhibits

(a)(1)

Restated Certificate of Incorporation of Harvest Capital Credit Corporation (the “Company”) (incorporated by reference to the registrant’s Registration Statement on Form N-2, File No. 333-185672, filed on April 24, 2013).

(b)(1)	Bylaws of the Company (incorporated by reference to the registrant’s Registration Statement on Form N-2, File No. 333-185672, filed on March 26, 2013).
(d)(1)

Specimen certificate of the Company’s common stock, par value $0.001 per share (incorporated by reference to the registrant’s Registration Statement on Form N-2, File No. 333-185672, filed on March 26, 2013).

(d)(2)	Form of Indenture. *
(e)	Form of Dividend Reinvestment Plan (incorporated by reference to the registrant’s Registration Statement on Form N-2, File No. 333-185672, filed on March 26, 2013).
(g)	Investment Advisory and Management Agreement (incorporated by reference to the registrant’s quarterly report on Form 10-Q, File No. 1-35906, filed on November 12, 2013).
(h)	Form of Underwriting Agreement.*
(j)(1)	Form of Custody Agreement (incorporated by reference to the registrant’s Registration Statement on Form N-2, File No. 333-185672, filed on May 2, 2013).
(k)(1)	Form of Administration Agreement (incorporated by reference to the registrant’s Registration Statement on Form N-2, File No. 333-185672, filed on March 26, 2013).
(k)(2)	Form of License Agreement (incorporated by reference to the registrant’s Registration Statement on Form N-2, File No. 333-185672, filed on March 26, 2013).
(k)(3)	Form of Registration Rights Agreement (incorporated by reference to the registrant’s Registration Statement on Form N-2, File No. 333-185672, filed on April 24, 2013).
(k)(4)	Form of Warrant Agreement (incorporated by reference to the registrant’s Registration Statement on Form N-2, File No. 333-185672, filed on May 2, 2013).

(k)(5)

Form of Loan Agreement between Harvest Capital Credit LLC and JMP Group LLC (incorporated by reference to the registrant’s Registration Statement on Form N-2, File No. 333-185672, filed on April 24, 2013).

(k)(6)

Form of Amendment No. 1 to Loan Agreement among the Company, Harvest Capital Credit LLC, and JMP Group LLC (incorporated by reference to the registrant’s Registration Statement on Form N-2, File No. 333-185672, filed on April 24, 2013).

(k)(7)

Form of Agreement and Plan of Merger between the Company and Harvest Capital Credit LLC (incorporated by reference to the registrant’s Registration Statement on Form N-2, File No. 333-185672, filed on May 2, 2013).

(k)(8)

Loan and Security Agreement, dated as of October 29, 2013, by and among Harvest Capital Credit Corporation, CapitalSource Bank, as agent and a lender, and each of the other lenders from time to time party thereto (incorporated by reference to the registrant’s current report on Form 8-K, File No. 1-35906, filed on October 31, 2013).

(k)(9)

Tri-Party Agreement, dated as of October 29, 2013, by and among Harvest Capital Credit Corporation, U.S. Bank National Association, and CapitalSource Bank (incorporated by reference to the registrant’s current report on Form 8-K, File No. 1-35906, filed on October 31, 2013).

(k)(10)

First Amendment to Loan and Security Agreement, dated as of December 30, 2013, by and among Harvest Capital Credit Corporation, CapitalSource Bank, as agent and a lender, and each of the other lenders from time to time party thereto (incorporated by reference to the registrant’s annual report on Form 10-K, File No. 1-35906, filed on April 24, 2014).

(l)(1)	Opinion of Sutherland Asbill & Brennan LLP.*
(n)(1)	Consent of Sutherland Asbill & Brennan LLP (incorporated by reference to exhibit (l)(1) hereto).*
(n)(2)	Consent of PricewaterhouseCoopers LLP.**
(n)(3)	Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, with respect to the “Senior Securities” table. **
(r)	Form of Code of Ethics of the Company adopted under Rule 17j-1 (incorporated by reference to the registrant’s annual report on Form 10-K, File No. 1-35906, filed on April 24, 2014).

*	To be filed by pre-effective amendment

**	Filed herewith

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses Of Issuance And Distribution

SEC registration fee		$12,880
FINRA filing fee		$15,500
NASDAQ listing fee	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing and engraving	$	*
Miscellaneous fees and expenses	$	*
Total	$	*

* To be provided by amendment.

Note: All listed amounts, except the SEC registration fee and the FINRA filing fee, are estimates.

Item 28. Persons Controlled By Or Under Common Control

None.

Item 29. Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s common stock as of August 22, 2014.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	39

Item 30. Indemnification

Section 102(b)(7) of the Delaware General Corporation Law, or the “DGCL,” allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit. Pursuant tothat provision of the DGCL, the Registrant has adopted a provision in its certificate of incorporation exculpating its directors from personally liablility for monetary damages to the Registrant for breaches of their fiduciary duty as directors, except for except for liability (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. The Registrant’s certificate of incorporation further provides, however, that, for so long as the Registrant is regulated under the Investment Company Act of 1940, as amended, or the “1940 Act,” the Registrant’s certificate of incorporation and bylaws shall not limit the liability of any director for actions or matters for which such exculpation would be prohibited by the 1940 Act or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The 1940 Act provides, among other things, that a company may not include in its certificate of incorporation or bylaws a provision that would protect a director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Section 145 of the DGCL empowers a Delaware corporation to indemnify and to advance expenses to its officers and directors and specific other persons to the extent and under the circumstances set forth therein. The Registrant has adopted a provision in its certification incorporation that provides indemnification—to the fullest extent authorized by the DGCL—to any person who was or is involved in any actual or threatened action, suit, or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of the Registrant’s directors or officers or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding, except in cases in which the indemnitee did not act in good faith with the reasonable belief that his or her conduct was in, or not opposed to, the best interest of the Registrant or the indemnitee’s conduct constituted gross negligence, bad faith, reckless disregard, or willful misconduct. The Registrant’s certificate of incorporation also provides for the advancement of expenses incurred by a director or officer in advance of a final disposition of a proceeding, upon the receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event it is ultimately determined that he or she is not entitled to indemnification. For so long as the Registrant is regulated under the 1940 Act, however, such indemnification and advancement of exempenses is subject to and limited by the 1940 Act or by any valid rule, regulation, or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not include in its certificate of incorporation or bylaws a provision that would protect a director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Section 145(f) of the DGCL also provides that the indemnification and advancement of expenses permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders, or otherwise. The Registrant’s certificate of incorporation similarly provides that the indemnification and advancement of expenses provided for in the certificate of incorporation shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled under any law, agreement, vote of the stockholders or disinterested directors, or otherwise.

Section 145(g) of the DGCL empowers a Delaware corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the. The Registrant’s certificate of incorporation similarly permits it to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the the Registrant or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the DGCL would permit indemnification. The Registrant has obtained primary and excess insurance policies insuring its directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

The above discussion of Section 102(b)(7) and Section 145 of the DGCL and the Registrant’s certificate of incorporation is not intended to be exhaustive and is respectively qualified in its entirety by such statute and the Registrant’s certificate of incorporation.

The Registrant’s investment advisory and management agreement with its investment adviser, HCAP Advisors LLC, or “HCAP Advisors,” provides that HCAP Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment advisory and management agreement. The investment advisory and management agreement also provides for indemnification by us of HCAP Advisors’s members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

The Registrant’s administration agreement with its administrator, JMP Credit Advisors LLC, or “JMP Credit Advisors,” provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, JMP Credit Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the administrator’s services under the administration agreement or otherwise as administrator for us.

The Registrant may agree to indemnify any underwriters in connection with an offering pursuant to this Registration Statement against specific liabilities, including liabilities under the Securities Act of 1933, as amended, or the “Securities Act.”

Item 31. Business And Other Connections Of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each managing director, director or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors and Executive Officers,” “Investment Advisory and Management Agreement,” and “Portfolio Management.” Additional information regarding the investment adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-77483), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32. Location Of Accounts And Records

The Registrant maintains physical possession of each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder at the offices of:

(1)	The Registrant, 767 Third Avenue, 25th Floor, New York, New York 10017;

(2)	The Custodian, 190 S. LaSalle Street, 10th Floor, Chicago, IL 60603;

(3)	The Transfer Agent, 6201 15th Avenue, Brooklyn, NY 11219; and

(4)	The Investment Adviser, HCAP Advisors LLC, 450 Park Avenue, Suite 500, New York, New York 10022.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)

Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2)	Not applicable.

(3)

Registrant undertakes in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.

(4)	Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)

to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)

that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)

that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)

that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];

(ii)

the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 26th day of August, 2014.

HARVEST CAPITAL CREDIT CORPORATION

By:	/s/ Richard P. Buckanavage
Richard P. Buckanavage President and Chief Executive Officer

POWER OF ATTORNEY

The undersigned directors and officers of Harvest Capital Credit Corporation hereby constitute and appoint Richard P. Buckanavage and Craig R. Kitchin and each of them with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and behalf in the capacities indicated below this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to this Registration Statement, and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that all such attorneys-in-fact, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Richard P. Buckanavage	President and Chief Executive Officer; Director )	August 26, 2014
Richard P. Buckanavage	(principal executive officer

/s/ Craig R. Kitchin	Chief Financial Officer, Chief Compliance	August 26, 2014
Craig R. Kitchin	Officer, and Secretary (principal financial and accounting officer)

/s/ Joseph A. Jolson	Chairman of the Board of Directors	August 26, 2014
Joseph A. Jolson

/s/ Richard P. Buckanavage	Director	August 26, 2014
Richard P. Buckanavage

/s/ Dorian B. Klein	Director	August 26, 2014
Dorian B. Klein

/s/ Jack G. Levin	Director	August 26, 2014
Jack G. Levin

/s/ Richard A. Sebastiao	Director	August 26, 2014
Richard A. Sebastiao